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                         Travelers Series Fund Inc.
                         Smith Barney International
                         Equity Portfolio
                         Smith Barney Pacific
                         Basin Portfolio
                         GT Global Strategic
                         Income Portfolio
                         -------------------------------------------------------
                         SEMI-ANNUAL REPORT
                         -------------------------------------------------------
                         April 30, 1998


                 [LOGO]  Smith Barney Mutual Funds
                         Investing for your future.
                         Everyday.(SM)

Travelers Series
Fund Inc.

                                                            [PHOTO]

                                                            Heath B.
                                                            McLendon

                                                            Chairman


Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolios") for the period ended April 30, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney International Equity Portfolio

For the six months ended April 30, 1998, the Smith Barney International Equity Portfolio provided a total return of 12.17%. The MSCI EAFE Index had a return of 15.59% over the same period. (The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.)

For much of the past three years the portfolio managers have materially overweighted European stocks in the Portfolio, both in large and mid-capitalization growth stocks. The strength of the U.S. dollar considerably reduced unhedged returns in 1997, while the large capitalization stock market bias so evident in the U.S. also caused large capitalization international stocks to outperform smaller stocks. The Portfolio's emerging market (i.e., non-EAFE) exposure also did not contribute to returns during the year as the emerging markets materially underperformed the developed markets.

The managers pursue a "bottom-up" approach to stock investing -- namely, they look for promising companies and industries rather than trying to discover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. They seek companies growing at a faster rate to that of their local country. At the same time, they strive to maintain a risk level no higher than that of the overall international stock market through broad diversification in a variety of markets.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

In their view, three trends predominated in the international stock markets during the latter stages of the reporting period:

     o Large-capitalization stocks materially outperformed mid- and small-capitalization stocks.

     o The stock markets of relatively mature, developed economies outperformed the more volatile and less liquid emerging markets.

     o The strength of the U.S. dollar versus the currencies of the United States' major trading partners largely negated returns earned in local currencies.

The latter months of 1997 and early 1998 were marked by a sense of crisis in the international markets. The Southeast Asian currency collapse radiated outward, engulfing not only some of the strongest regional economies (such as Taiwan and Singapore) but also ultimately crushing the Korean economy and its currency. In Japan, the largest Asian stock market and economy and a major regional lender, the crisis contributed to an already deteriorating local Japanese outlook.

The portfolio managers believe the Asian currency and economic collapse has far-reaching and as yet not fully understood implications for global capital markets. So far, rescue efforts have centered on creating stability and stemming further precipitous declines in currencies and consumer and business confidence, such as the feverish year-end efforts of the International Monetary Fund ("IMF") and global banks to prevent a total collapse of the Korean financial system. In light of this turmoil, the strength of the U.S. dollar and bond market, to some degree, has reflected investor preferences for liquidity, stability and strength.

But the intermediate effects of these financial woes on Asia cannot be denied: economic contraction and decline, massive bankruptcies and debt restructurings and reschedulings, potential labor and civil unrest, have all resulted in an investment climate of much greater risk. Whether government and business policy makers have the will and flexibility to make the correct rehabilitative choices remains unanswerable and the managers believe another six to twelve months of uncertainty in Asia appears very likely.

Moreover, European and U.S. companies may not escape untouched as their exports to Asia decline. Furthermore, competitive Asian-produced goods are likely to flood domestic markets now that prices (in U.S. dollars) have declined substantially. While many U.S. companies have already used the Asian weakness as an explanation for earnings shortfalls from consensus expectations in recent reporting periods, the severity of the downturn should really be felt in 1998.

Yet, despite the number of bearish influences at work on the non-U.S. markets in the past six months, there continue to be many positive developments such as:


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

     o The push for European monetary union has created favorable macroeconomic conditions, the likes of which have not been seen for two decades. Interest rates and inflation are and likely will remain subdued, thus heightening demand for stocks from individuals and institutions. Eleven countries have successfully reformed their economies and qualified for the first round selections under the European Monetary Union ("EMU").

     o Corporations in Europe are restructuring with great relish, boosting investor returns and for the first time aligning management interests with external shareholder interests through equity incentives.

     o The strengthening of the U.S. dollar against its major trading partners of the past 30 months has improved export competitiveness for many major European and Asian exporters and led to an upturn in the consolidated European economy.

     o Restructuring of many industries continues (such as in financial services and pharmaceuticals), as well as improving economies of scale and eliminating inefficient local and regional goods and service providers. At the same time, innovative mid-size companies are finding access to capital and an open door to technologies and processes that lower costs for businesses and consumers.

Smith Barney Pacific Basin Portfolio

For the six months ended April 30, 1998, the Smith Barney Pacific Basin Portfolio generated a total return of -7.21%. The Portfolio's total return exceeded its Lipper Analytical Services Inc. fund peer group average of -8.90% over the same period, making the Portfolio one of the best performing funds in its class.

Asian markets (excluding Japan) rebounded sharply during the second quarter, helping the Portfolio to catch up with its benchmark -- the MSCI All Country Asia Pacific Index. The portfolio managers believe the worst of the financial meltdown in Asia is over and that adjustments currently underway will lead to economic recovery for most countries over the next 12-18 months. (The MSCI All Country Asia Pacific Index, comprising equities in Australia, New Zealand, Japan and the Far East, is a common benchmark against which the performance of Asian funds is measured.)

After suffering a free-fall during the second half of 1997, Asian stock prices continued to slide in January but finally hit bottom in February and rebounded sharply. This rebound, while good news for battered Asian investors, was not so much an indication of bright prospects for Asian economies as it was a relief rally that the worst may be over. Positive political and economic developments continued into March, and investors felt comfortable buying oversold Asian blue chip companies.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Several events triggered the turnaround in market sentiment. First, initiatives taken by the Korean and Thai governments in conjunction with the IMF brought hope that necessary structural reforms would finally begin. The announcement of the Korean bank deal in late January was an especially important signal. (The Korean government announced that it agreed to guarantee the loans of local banks and issue bonds, in exchange for foreign commercial banks agreeing to rollover short-term loans to the banking system). Another important but less publicized factor was China's decision not to devalue the renmenbi, easing fears of another round of damaging currency falls in the region. Finally, the lack of runaway inflation had a stabilizing effect, reducing the need for high interest rates and keeping currencies at attractive levels in real terms.

The Japanese stock market was out of sync with the rest of Asia, rising 12% in U.S. dollar terms during January while regional markets fell. Investors were hopeful that the thirty trillion yen financial package (about $250-$300 billion dollars) proposed by the government, to provide better support for depositors, shore-up the banking system and ease capital adequacy controls, would finally get the Japanese economy back on track. However, government unwillingness to combine this package with tax cuts, deregulation and financial restructuring, tarnished the long-term outlook for growth in the Japanese economy, and caused investors to lose confidence. The stock market was flat in February and fell by 7% in March, just when the rest of Asia was rallying strongly.

The managers believe that the worst of Asia's crisis is probably over but the pain of adjustment is only beginning to be felt. Recessions are unfolding across Asia, with Indonesia (1998 GDP estimated to decline by 10%), Korea and Thailand (projected -4% GDP declines each) hit the hardest by last years' contagion. Malaysia, despite government efforts, is now expected to fall into recession and the Philippines is struggling to maintain growth at just above zero. Hong Kong and Singapore will be hit harder than expected, affected by the sharp slowdown in neighboring countries, and China will not meet its 8% growth target. Australia and New Zealand escaped the financial turmoil suffered by regional neighbors, but their growth prospects will be undermined by slower trade.

The short-term outlook for Japan is also poor, with the economy increasingly looking like it's headed into recession. Japan's long period of economic stagnation and recent ineffective attempts at boosting the economy indicate that a sustained recovery cannot be achieved without deep structural and, especially, financial reform. This requires strong political will and the ability to suffer through painful reforms in order to emerge with a clean, efficient and reinvigorated economy. The Japanese government has preferred to maintain the status quo, using low interest rates and other funds to stave off a meltdown, but this has not solved the country's structural problems. This has important


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders
implications for the rest of Asia. First, a weak Japanese economy and yen pose a double threat to Asian economies, since Japan is a major export destination as well as the home of competitors and investors. Second, other countries would do well to avoid the Japanese model and grasp the thorny nettles of reform as the best way out of recession. Indeed, they will need to show progress in real reform in order to attract the capital required for restructuring.

The portfolio managers expect most countries in Asia to suffer recession, or at best slow growth, in 1998 as policy makers and corporations struggle through the reform process. However, they are optimistic that these reform efforts will be successful, and they look for growth in many countries to resume in the period of 1999 through 2000. Going forward, we expect Asian stocks to perform strongly next year.

First, while they remain skeptical of the Japanese government's efforts to stimulate the economy, they find the Japanese stock market relatively less volatile than other markets in the region at this time. Accordingly, the managers have increased our exposure in select high quality Japanese companies.

Second, they believe that currency devaluations have made Asian products very competitive in world markets and they expect exporters to thrive in the current environment. In connection with this viewpoint, they have built positions in selected exporters that are trading at very attractive levels currently and that they expect can grow earnings by 15%-20% over the next few years.

Third, they are optimistic about the prospects for recovery in those countries where governments are implementing reforms aggressively and working closely with the IMF, including Thailand and Korea. At the same time, the managers are uneasy with those countries where governments are resisting change and fighting with the IMF, including Indonesia and Malaysia.

Fourth, the Pacific Basin is home to many world-class blue chip companies that will survive the crisis and likely will emerge stronger as a result. However, it is unrealistic to expect much in the way of performance from these companies during 1998, as higher costs and slower economic growth will cause short-term problems. The portfolio managers believe such companies will benefit in the long run as they buy and consolidate weaker competitors, and that their shares should be accumulated gradually. In the meantime, they have trimmed back holdings in both Hong Kong and Singapore-based blue chips.

GT Global Strategic Income Portfolio

The investment objectives of the GT Global Strategic Income Portfolio are primarily to seek high current income and secondarily to seek capital appreciation. For the six months ended April 30, 1998, the Portfolio returned 5.43%, and


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5
outperformed its Lipper Analytical Services Inc. peer group average of 3.84% over the same period.

As you know, global and emerging market investing presents certain risks, including risks related to currency fluctuations and political, economic and social changes. In addition, investing in emerging market debt instruments involves special considerations including the risk of default. These risks may decrease the value of securities held by the Portfolio. The Portfolio may also invest up to 50% of its total assets in debt securities rated below investment grade. Such investments are speculative and involve a high degree of risk, including the risk of default, and generally have more volatile prices than higher quality securities.

After the first quarter of 1998, the portfolio managers outlook for bond markets continues to be positive. Although the U.S. bond market may not surpass its historic lows, the managers believe it is unlikely to reverse significantly, as fundamentals remain positive. In Europe, they believe bonds will continue to outperform in the near term as strong fundamentals argue for sustained lower yields. While the portfolio managers believe that emerging bonds represent reasonable value, they do recognize that political setbacks or adverse developments in Eastern Asian financial markets could have an adverse impact. They are, therefore, investing cautiously and selectively.

In closing, thank you for investing in the Smith Barney International Equity, Smith Barney Pacific Basin and G.T. Global Strategic Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 18, 1998


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
                   Smith Barney International Equity Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                          Net Asset Value
                       --------------------
                       Beginning     End      Income    Capital Gain    Total
Period Ended           of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/98                  $13.23     $14.84     $0.00       $0.00       12.17%++
--------------------------------------------------------------------------------
10/31/97                  12.18      13.23      0.01        0.00        8.73
--------------------------------------------------------------------------------
10/31/96                  10.48      12.18      0.01        0.00       16.36
--------------------------------------------------------------------------------
10/31/95                  10.55      10.48      0.00        0.00       (0.66)
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.55      0.00        0.00        5.50++
================================================================================
Total                                          $0.02       $0.00
================================================================================

================================================================================
                      Smith Barney Pacific Basin Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                          Net Asset Value
                       --------------------
                       Beginning     End       Income   Capital Gain    Total
Period Ended           of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/98                  $ 8.04     $ 7.46     $0.00       $0.00       (7.21)%++
--------------------------------------------------------------------------------
10/31/97                   9.75       8.04      0.06        0.00      (17.02)
--------------------------------------------------------------------------------
10/31/96                   8.95       9.75      0.03        0.00        9.26
--------------------------------------------------------------------------------
10/31/95                  10.10       8.95      0.00        0.00      (11.39)
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.10      0.00        0.00        1.00++
================================================================================
Total                                          $0.09       $0.00
================================================================================

================================================================================
                      GT Global Strategic Income Portfolio
--------------------------------------------------------------------------------
 Historical Performance
================================================================================
                          Net Asset Value
                       --------------------
                       Beginning     End       Income   Capital Gain    Total
Period Ended           of Period  of Period  Dividends  Distributions  Returns+
================================================================================
4/30/98                  $12.52     $13.20     $0.00       $0.00        5.43%++
--------------------------------------------------------------------------------
10/31/97                  12.45      12.52      0.46        0.58        9.32
--------------------------------------------------------------------------------
10/31/96                  10.77      12.45      0.42        0.00       20.07
--------------------------------------------------------------------------------
10/31/95                   9.95      10.77      0.10        0.00        9.37
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00       9.95      0.00        0.00       (0.50)++
================================================================================
Total                                          $0.98       $0.58
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

================================================================================
 Average Annual Total Return+
================================================================================
                                   Smith Barney   Smith Barney     GT Global
                                   International     Pacific       Strategic
                                      Equity          Basin         Income
                                     Portfolio      Portfolio      Portfolio
================================================================================
Six Months Ended 4/30/98++             12.17%        (7.21)%         5.43%
--------------------------------------------------------------------------------
Year Ended 4/30/98                     17.78        (26.65)         11.39
--------------------------------------------------------------------------------
6/16/94* through 4/30/98               10.79         (7.06)         11.15
================================================================================

================================================================================
 Cumulative Total Return+
================================================================================
                                   Smith Barney   Smith Barney     GT Global
                                   International     Pacific       Strategic
                                      Equity          Basin         Income
                                     Portfolio      Portfolio      Portfolio
================================================================================
6/16/94* through 4/30/98               48.72%       (24.71)%        50.60%
================================================================================

+    Assumes the reinvestment of all dividends and capital gains distributions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

*    Commencement of operations.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
 Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                 Smith Barney International Equity Portfolio vs.
                MSCI EAFE-GDP Weighted Index and MSCI EAFE Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Smith Barney           Morgan Stanley           MSCI
                    International Equity    EAFE-Weighted Index    EAFE Index++
                    --------------------    -------------------    ------------
6/16/94                   $10,000                $10,000             $10,000
10/94                     $10,550                $10,345             $10,443
4/95                      $ 9,610                $10,585             $10,588
10/95                     $10,480                $10,398             $10,436
4/96                      $11,884                $11,749             $11,832
10/96                     $12,194                $11,533             $11,563
4/97                      $12,628                $12,015             $11,762
10/97                     $13,259                $12,546             $12,133
4/30/98                   $14,872                $15,118             $14,024

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index and the MSCI EAFE Index are composite portfolios consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE-GDP Weighted Index is weighted based on each country's Gross Domestic Product and the MSCI EAFE Index is weighted based on each company's market capitalization. The indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ It is the opinion of management that the MSCI EAFE Index is a more appropriate broad-based benchmark for the market in which the Portfolio invests than the MSCI EAFE-GDP Weighted Index. In future reporting, the MSCI EAFE Index will be used as a basis of comparison of total return performance rather than the MSCI EAFE-GDP Weighted Index.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

================================================================================
 Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                               MSCI Pacific Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Pacific Basin             MSCI Pacific Index
                                  -------------             ------------------
6/16/94                              $10,000                     $10,000
10/94                                $10,100                     $ 9,952
4/95                                 $ 8,760                     $ 9,702
10/95                                $ 8,950                     $ 8,836
4/96                                 $10,260                     $10,430
10/96                                $ 9,779                     $ 9,136
4/97                                 $10,264                     $ 8,188
10/97                                $ 8,114                     $ 7,353
4/30/98                              $ 7,529                     $ 6,726

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
 Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
                    GT Global Strategic Income Portfolio vs.
                         J.P. Morgan Global Bond Index+
--------------------------------------------------------------------------------
                             June 1994 -- April 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   G.T. Global             JP Morgan Global Bond
                                 Strategic Income            Index -- Unhedged
                                 ----------------            -----------------
6/16/94                              $10,000                      $10,000
10/94                                $ 9,950                      $10,391
4/95                                 $10,074                      $11,490
10/95                                $10,882                      $11,985
4/96                                 $11,660                      $12,009
10/96                                $13,055                      $12,716
4/97                                 $13,519                      $12,238
10/97                                $14,284                      $13,161
4/30/98                              $15,060                      $13,319

+ Hypothetical illustration of $10,000 invested in shares of the GT Global Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The J.P. Morgan Global Bond Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedules of Investments (unaudited)                              April 30, 1998
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
STOCKS -- 91.7%
================================================================================
Australia -- 1.9%
   460,499   Coca-Cola Amatil Ltd.(a)                              $  3,512,875
 1,000,000   Portman Mining Ltd.                                      1,369,202
--------------------------------------------------------------------------------
                                                                      4,882,077
--------------------------------------------------------------------------------
Austria -- 1.0%
    40,000   Wolford AG(a)                                            2,695,892
--------------------------------------------------------------------------------
Brazil -- 2.9%
    30,000   Telecomunicacoes Brasileiras S.A. - Telebras ADR         3,654,375
   100,000   Uniao de Banco Brasileiros S.A. GDR(a)                   3,975,000
--------------------------------------------------------------------------------
                                                                      7,629,375
--------------------------------------------------------------------------------
Cayman Islands -- 2.2%
   150,000   Santa Fe International Corp.                             5,878,125
--------------------------------------------------------------------------------
Finland -- 2.5%
   100,000   Nokia OYJ, Class A Shares(a)                             6,687,500
--------------------------------------------------------------------------------
France -- 7.5%
   100,000   Companie Generale de Geophyisque S.A. ADR                2,875,000
    20,000   Le Carbone Lorraine(a)                                   8,192,362
    75,000   Schlumberger Ltd.(a)                                     6,215,625
    32,150   Sidel S.A.                                               2,457,542
--------------------------------------------------------------------------------
                                                                     19,740,529
--------------------------------------------------------------------------------
Germany -- 9.0%
    50,000   Leica Camera AG                                            835,887
    15,000   Systeme Anwendungen,
               Produkte in der Datenverabeitung Preferred(a)          7,497,910
    35,000   Systeme Anwendungen,
               Produkte in der Datenverabeitung Preferred ADR         5,812,894
    35,000   SGL Carbon AG                                            3,708,693
    10,000   Volkswagen AG Preferred                                  5,895,792
--------------------------------------------------------------------------------
                                                                     23,751,176
--------------------------------------------------------------------------------
Hong Kong -- 2.6%
   157,869   HSBC Holdings PLC(a)                                     4,504,137
   400,000   Hutchison Whampoa Ltd.                                   2,473,534
--------------------------------------------------------------------------------
                                                                      6,977,671
--------------------------------------------------------------------------------
Ireland -- 7.3%
   288,908   Bank of Ireland                                          5,863,371
   549,998   Independent Newspapers PLC                               3,321,617
   253,184   Irish Continental Group PLC                              4,587,182
   600,000   Irish Life PLC                                           5,570,224
--------------------------------------------------------------------------------
                                                                     19,342,394
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Israel -- 1.6%
   100,000   Teva Pharmaceutical Industries Ltd. ADR(a)            $  4,275,000
--------------------------------------------------------------------------------
Italy -- 6.4%
   500,000   Alleanza Assicurazioni(a)                                6,305,200
 1,600,000   Istituto Nazionale delle Assicurazioni(a)                4,771,240
 1,000,000   Telecom Italia Mobile S.p.A.(a)                          5,727,023
--------------------------------------------------------------------------------
                                                                     16,803,463
--------------------------------------------------------------------------------
Japan -- 7.3%
   142,000   Canon, Inc.                                              3,363,808
    59,000   Meitec                                                   1,942,405
    49,000   Noritsu Koki Co. Ltd.                                    1,464,845
        85   NTT Data Corp.(a)                                        3,679,709
    44,000   Sony Corp.                                               3,666,389
    71,000   Sumitomo Realty & Development Co., Ltd.                    341,216
   316,000   Terumo Corp.(a)                                          4,634,889
--------------------------------------------------------------------------------
                                                                     19,093,261
--------------------------------------------------------------------------------
Mexico -- 0.2%
   183,170   Gruma S.A., Class B Shares+                                420,301
--------------------------------------------------------------------------------
Netherlands -- 7.7%
   161,512   Getronics N.V.                                           7,146,336
    82,096   Hunter Douglas N.V.                                      4,002,205
    65,793   IHC Caland N.V.                                          3,829,377
   300,000   ING Groep N.V. Warrants, Expire 3/15/01+                 5,434,298
--------------------------------------------------------------------------------
                                                                     20,412,216
--------------------------------------------------------------------------------
Norway -- 2.2%
   180,000   Tomra Systems ASA                                        5,792,359
--------------------------------------------------------------------------------
Panama -- 1.5%
   100,000   Panamerican Beverages Inc., Class A Shares(a)            3,987,500
--------------------------------------------------------------------------------
Singapore -- 0.4%
   900,000   Singapore Technologies Industrial Corp.(a)               1,051,468
--------------------------------------------------------------------------------
South Africa -- 1.8%
   429,562   Dimension Data Holdings Ltd.                             2,981,830
    20,340   South African Breweries Ltd.                               682,247
    31,345   South African Breweries Ltd. ADR+(a)                     1,046,139
--------------------------------------------------------------------------------
                                                                      4,710,216
--------------------------------------------------------------------------------
Spain -- 3.1%
    60,000   Banco Popular Espanol S.A.                               4,920,775
    75,000   Telefonica de Espana                                     3,129,613
    75,000   Telefonica de Espana Rights, Expire 5/7/98+                 58,065
--------------------------------------------------------------------------------
                                                                      8,108,453
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

   SHARES                          SECURITY                             VALUE
================================================================================
Sweden -- 5.5%
    50,000   Astra AB, Class A Shares(a)                           $  1,027,291
    66,667   Astra AB, Class B Shares(a)                              1,326,655
    75,000   Autoliv Inc.                                             2,226,562
    85,000   Munters AB                                                 961,066
   100,000   Nobel Biocare AB                                         1,305,111
   150,000   Ortivus AB-B Shares                                      2,519,770
   100,000   Telefonaktiebolaget LM Ericsson, Class B Shares(a)       5,272,135
--------------------------------------------------------------------------------
                                                                     14,638,590
--------------------------------------------------------------------------------
Switzerland -- 4.4%
   125,000   Mettler-Toledo International Inc.+                       2,515,625
     3,100   Novartis AG, Registered Shares                           5,125,675
       400   Roche Holding AG Genuss                                  4,054,937
--------------------------------------------------------------------------------
                                                                     11,696,237
--------------------------------------------------------------------------------
United Kingdom -- 12.7%
    30,000   Arm Holdings PLC+                                          412,563
   200,000   Bodycote International PLC                               4,012,774
   600,000   Boxmore International PLC                                2,994,532
   400,000   Compass Group PLC                                        6,922,035
   275,000   Hays PLC                                                 4,701,424
   155,995   Misys PLC                                                7,459,507
   359,000   Serco Group PLC                                          7,094,885
--------------------------------------------------------------------------------
                                                                     33,597,720
--------------------------------------------------------------------------------
             TOTAL STOCKS
             (Cost-- $175,073,806)                                  242,171,523
================================================================================

    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 8.3%
$21,936,000  CIBC Wood Gundy Securities Inc., 5.400% due
             5/1/98; Proceeds at maturity -- $21,939,290;
             (Fully collateralized by U.S. Treasury Notes,
             6.375% due 8/15/99; Market value --
             $22,376,213) (Cost -- $21,936,000)                      21,936,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost-- $197,009,806*)                                $264,107,523
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                         SECURITIES                            VALUE
================================================================================
STOCKS -- 96.6%
Australia -- 7.2%
    63,022   Australian Gas Light Co., Ltd.                         $   468,924
    54,030   Coca-Cola Amatil Ltd.(a)                                   412,164
    50,000   Leighton Holdings Ltd.                                     190,710
--------------------------------------------------------------------------------
                                                                      1,071,798
--------------------------------------------------------------------------------
Hong Kong -- 13.0%
   308,000   Hong Kong and China Gas Co., Ltd.                          419,493
    14,000   Hong Kong China Warrants, Expire 9/30/99+                        0
     5,451   HSBC Holdings PLC(a)                                       155,521
    73,000   Hutchison Whampoa Ltd.                                     451,421
    35,000   Shanghai Industrial Holdings Ltd.(a)                       119,966
    62,000   Smartone Telecommunications                                162,884
   175,000   VTech Holdings Ltd.                                        614,511
--------------------------------------------------------------------------------
                                                                      1,923,796
--------------------------------------------------------------------------------
Indonesia -- 0.0%
    69,000   PT Fiskaragung Perkasa                                       4,486
--------------------------------------------------------------------------------
Japan -- 49.7%
     4,200   Aiful Corp.                                                278,453
    12,000   C. Uyemura & Co. Ltd.                                      317,869
       200   H.I.S. Co. Ltd.                                              3,148
    19,000   Meitec                                                     625,521
    50,000   Minebea Co., Ltd.(a)                                       560,055
    19,000   Murata Manufacturing Co., Ltd.                             557,936
     5,500   Nichiei Co., Ltd.                                          428,744
    83,000   Nikko Securities Co., Ltd.(a)                              253,152
    18,000   Noritsu Koki Co., Ltd.                                     538,107
         6   NTT Data Corp.                                             259,745
    10,000   Orix Corp.                                                 692,499
     8,000   Seven-Eleven Japan Co., Ltd.                               535,836
     2,100   Shohkoh Fund & Co., Ltd.                                   669,114
     9,800   Sony Corp.                                                 816,605
    22,000   Sumitomo Realty & Development Co., Ltd.                    105,729
     5,000   Takefuji Corp.                                             262,999
    32,000   Terumo Corp.(a)                                            469,356
--------------------------------------------------------------------------------
                                                                      7,374,868
--------------------------------------------------------------------------------
Malaysia -- 2.4%
   154,000   Kuala Lumpur Kepong Berhad                                 356,176
--------------------------------------------------------------------------------
Philippines -- 1.3%
   371,000   SPI Technologies Inc.                                      191,737
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      SMITH BARNEY PACIFIC BASIN PORTFOLIO

   SHARES                         SECURITIES                            VALUE
================================================================================
Singapore -- 7.7%
   135,000   Datacraft Asia Ltd.                                    $   453,600
   340,000   JIT Holdings Ltd.+                                         276,981
   115,000   Venture Manufacturing Ltd.                                 417,587
--------------------------------------------------------------------------------
                                                                      1,148,168
--------------------------------------------------------------------------------
South Korea -- 4.7%
     3,400   Samsung Display Devices Co.                                169,174
       492   Samsung Display Devices Co. Rights, Expire 5/13/98+          8,471
       622   Samsung Fire & Marine Insurance                            183,830
    15,000   Youngone Corp.                                             342,313
--------------------------------------------------------------------------------
                                                                        703,788
--------------------------------------------------------------------------------
Taiwan -- 3.7%
    11,000   Asustek Computer Inc.+                                     224,173
   451,000   Bank Sinopac+                                              328,253
--------------------------------------------------------------------------------
                                                                        552,426
--------------------------------------------------------------------------------
Thailand -- 6.9%
    40,000   Delta Electronics PLC                                      388,882
    20,000   Delta Electronics PLC Rights, Expire 5/15/98+              189,269
   131,000   GSS Array Technology PLC+                                  447,110
--------------------------------------------------------------------------------
                                                                      1,025,261
--------------------------------------------------------------------------------
             TOTAL STOCKS
             (Cost-- $13,861,070)                                    14,352,504
================================================================================

    FACE
   AMOUNT                            SECURITY                           VALUE
================================================================================
FOREIGN BONDS -- 3.4%
Philippines -- 1.3%
$  215,000   International Container Terminal, 1.750% due 3/13/04       188,125
--------------------------------------------------------------------------------
Thailand -- 2.1%
   355,000   Tipco Asphalt Co., 2.750% due 9/19/06                      305,300
--------------------------------------------------------------------------------
             TOTAL FOREIGN BONDS
             (Cost-- $440,851)                                          493,425
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost-- $14,301,921*)                                  $14,845,929
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
BONDS -- 90.0%
Algeria -- 0.6%
   250,000   Algeria Tranche 1R, 6.688% due 9/4/06                  $   193,750
--------------------------------------------------------------------------------
Argentina -- 5.8%
   333,000   Argentina, 9.750% due 9/19/27(a)                           316,936
   205,000   Argentina - Discount, 6.875% due 3/31/23(b)                175,533
   141,000   Banco Hipotecario SA, 10.000% due 4/17/03(c)               141,881
    59,000   Mastellone Hermanos SA, 11.750% due 4/1/08(c)               60,918
             Republic of Argentina:
   194,750     FRB, 6.625% due 3/31/05(b)                               178,269
   775,000     Global Bond, 11.375% due 1/30/17                         851,940
   150,000     Par, 5.750% due 3/31/23(b)                               114,282
--------------------------------------------------------------------------------
                                                                      1,839,759
--------------------------------------------------------------------------------
Australia -- 1.8%
   780,000   Australian Government, 7.500% due 9/15/09                  573,611
--------------------------------------------------------------------------------
Brazil -- 5.3%
   363,000   Banco Do Brazil, 9.375% due 6/15/07                        357,954
   192,000   Brazil DCB L, 6.6875% due 4/15/12(b)                       150,931
   100,000   Comtel Brasileira Ltda, 10.750% due 9/26/04(c)             102,500
   185,000   Republic of Brazil Par Z-L, 5.500% due 4/15/24(b)          134,865
 1,155,923   Republic of Brazil C Bond, 8.000% due 4/15/14(d)           957,971
--------------------------------------------------------------------------------
                                                                      1,704,221
--------------------------------------------------------------------------------
Bulgaria -- 1.3%
   322,000   Bulgaria FLIRB Series A, 2.250% due 7/28/12(b)             216,143
   264,000   Bulgaria IAB Series PDI, 6.5625% due 7/28/11(b)            208,726
--------------------------------------------------------------------------------
                                                                        424,869
--------------------------------------------------------------------------------
Canada -- 1.1%
   310,000   Canada Government, 8.000% due 6/1/27                       287,916
    60,000   Trench Electric, 10.250% due 12/15/07(c)                    61,200
--------------------------------------------------------------------------------
                                                                        349,116
--------------------------------------------------------------------------------
China -- 0.3%
   100,000   Greater Beijing First, 9.500% due 6/15/07(c)                81,600
--------------------------------------------------------------------------------
Croatia -- 0.6%
   230,000   Croatia, 6.500% due 7/31/10(b)                             204,700
--------------------------------------------------------------------------------
Denmark -- 2.7%
             Kingdom of Denmark Bullet:
 2,200,000     7.000% due 12/15/04                                      354,954
 3,000,000     7.000% due 11/10/24                                      512,480
     8,000   Realkredit Danmark, 6.000% due 10/1/26                       1,150
--------------------------------------------------------------------------------
                                                                        868,584
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
Ecuador -- 0.7% Ecuador PDI:
   189,154     Bearer, 6.625% due 2/27/15(b)(d)                     $   121,531
   176,915     Registered, 6.625% due 2/27/15(b)(d)                     113,668
--------------------------------------------------------------------------------
                                                                        235,199
--------------------------------------------------------------------------------
Germany -- 8.4%
             Bundesrepublik Deutscheland:
 2,875,000     6.000% due 1/5/06                                      1,703,692
   550,000     6.250% due 1/4/24                                        334,076
 1,030,000   Treuhandanstalt, 7.125% due 1/29/03                        631,718
--------------------------------------------------------------------------------
                                                                      2,669,486
--------------------------------------------------------------------------------
Hong Kong -- 0.5%
   100,000   GS Superhighway Holdings, 9.875% due 8/15/04(c)             86,000
   100,000   Road King Infrastructure, 9.500% due 7/15/07(c)             81,100
--------------------------------------------------------------------------------
                                                                        167,100
--------------------------------------------------------------------------------
Italy -- 2.5%
             Buoni Poliennali Del Tesoro:
220,000,000    8.500% due 1/1/04                                        145,425
950,000,000    7.250% due 11/1/26                                       654,725
--------------------------------------------------------------------------------
                                                                        800,150
--------------------------------------------------------------------------------
Jamaica -- 0.1%
    37,000   Mechala Group, 12.750% due 12/30/99                         34,040
--------------------------------------------------------------------------------
Jordan -- 0.6%
   250,000   Jordan Par, 5.000% due 12/23/23(b)                         176,250
--------------------------------------------------------------------------------
Malaysia -- 0.5%
             Petroliam Nasional:
   147,000     7.125% due 8/15/05(c)                                    138,915
    29,000     7.625% due 10/15/26(c)                                    24,853
--------------------------------------------------------------------------------
                                                                        163,768
--------------------------------------------------------------------------------
Mexico -- 4.2%
 3,500,000   Mexican Cetes, zero coupon due 12/17/98                    365,460
   197,000   Monterrey Power SA De CV, 9.625 due 11/15/09(c)            197,000
             Petroleos Mexicanos:
   745,000     9.250% due 3/30/18(c)                                    725,474
    62,000     9.500% due 9/15/27(c)                                     61,380
     1,000   United Mexican States Value Recovery Rights,
               Expire 6/30/03+                                                0
--------------------------------------------------------------------------------
                                                                      1,349,314
--------------------------------------------------------------------------------
Netherlands -- 0.5%
   300,000   Netherlands Government, 5.500% due 1/15/28                 146,696
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                     GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
New Zealand -- 1.9%
   600,000   New Zealand Goverment, 8.000% due 4/15/04              $   347,181
   500,000   Federal National Mortgage Association,
               7.250% due 6/20/02                                       272,120
--------------------------------------------------------------------------------
                                                                        619,301
--------------------------------------------------------------------------------
Nigeria -- 0.0%
       250   Central Bank of Nigeria Warrants, Expire 11/15/20+               0
--------------------------------------------------------------------------------
Panama -- 1.2%
   147,000   Panama IRB, 3.750% due 7/17/14(b)                          115,488
   267,000   Panama, 8.875% due 9/30/27                                 266,268
--------------------------------------------------------------------------------
                                                                        381,756
--------------------------------------------------------------------------------
Peru -- 0.6%
   292,000   Peru PDI, 4.000% due 3/7/17(b)                             199,108
--------------------------------------------------------------------------------
Philippines -- 0.3%
   110,000   Republic of Philippines, 8.875% due 04/15/08               108,349
--------------------------------------------------------------------------------
Russia -- 4.5%
             Ministry of Finance Russia:
    95,000     3.000% due 5/14/06(c)                                     55,931
   160,000     3.000% due 5/14/11(c)                                     76,501
    65,000   Mosenergo Finance BV, 8.375% due 10/9/02(c)                 57,525
   402,679   Russian Ian, 6.71875% due 12/15/15(b)                      290,180
 1,483,281   Russian Principal Loan, 6.71875% due 12/15/20(b)(d)        943,154
--------------------------------------------------------------------------------
                                                                      1,423,291
--------------------------------------------------------------------------------
South Africa -- 2.2%
   124,000   Electricity Supply Comm., 11.000% due 6/1/08                21,743
             Republic of South Africa:
 2,200,000     12.500% due 1/15/02                                      434,632
 1,200,000     13.000% due 8/31/10                                      237,459
--------------------------------------------------------------------------------
                                                                        693,834
--------------------------------------------------------------------------------
South Korea -- 5.8%
   170,000   Export-Import Bank Korea, 6.500% due 10/6/99               163,130
 2,500,000   Korea Development Bank, 4.350% due 5/25/99                  18,590
   190,000   Korea Electric Power, 7.000% due 2/1/27                    163,286
 9,000,000   Pohang Iron & Steel, 2.000% due 10/9/00                     60,990
 1,475,000   Republic of Korea, 8.875% due 4/15/08                    1,439,585
--------------------------------------------------------------------------------
                                                                      1,845,581
--------------------------------------------------------------------------------
Sweden -- 0.6%
 1,300,000   Swedish Government, 8.000% due 8/15/07                     200,080
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
United Kingdom -- 8.8%
   890,000   United Kingdom Conversion, 9.500% due 4/18/05          $ 1,781,034
   555,000   United Kingdom Treasury, 7.500% due 12/07/06             1,027,129
--------------------------------------------------------------------------------
                                                                      2,808,163
--------------------------------------------------------------------------------
United States -- 25.0%
             U.S. Treasury Note:
 2,110,000     6.500% due 10/15/06                                    2,211,808
   300,000     6.625% due 5/15/07                                       318,072
 1,880,000   U.S. Treasury Bond, 6.875% due 8/15/25                   2,091,124
   150,000   Accuride Corp., 9.250% due 2/1/08(c)                       150,750
    60,000   Allbritton Communication, 8.875% due 2/1/08                 60,450
    60,000   Anker Coal Group Inc., 9.750% due 10/1/07                   58,350
    60,000   BTI Telecom Corp., 10.500% due 9/15/07                      62,400
   100,000   Chancellor Media Corp., 8.125% due 12/15/07(c)             100,375
    95,000   Chase Manhattan, 6.250% due 1/15/06                         93,931
   100,000   Drypers Corp., 10.250% due 6/15/07                         104,250
    60,000   Duane Reade Inc., 9.250% due 2/15/08                        61,125
    65,000   Eagle Family Foods, 8.750% due 1/15/08(c)                   64,513
   330,000   General Motors Acceptance Corp., 6.625% due 10/15/05       334,950
   175,000   GlobalStar LP, 11.375% due 2/15/04                         180,250
   150,000   Graham Packaging, 8.750% due 01/15/08(c)                   151,500
    60,000   Hard Rock Hotel Inc., 9.250% due 4/1/05                     61,425
   150,000   Hollywood Casino Corp., 12.750% due 11/1/03                165,750
   170,000   JPM Structured Note, 1.500% due 2/12/02                    169,150
   150,000   Lin Television, 8.375% due 3/1/08(c)                       150,188
    60,000   Penn International Gaming Inc., 10.625% due 12/15/04(c)     63,075
    30,000   Pillowtex corp., 9.000% due 12/15/07                        31,088
    60,000   Revlon Consumer Products, 8.625% due 2/1/08(c)              60,000
   150,000   Riddell Sports Inc., 10.500% due 07/15/07                  158,810
   150,000   Smithfield Foods Inc., 7.625 due 2/15/08(c)                148,500
    60,000   Syratech Corp., 11.000% due 04/15/07                        54,000
   150,000   Trump Atlantic City, 11.250% due 5/1/06                    150,000
   700,000   United Stationers Supply, 8.375% due 4/15/08(c)            705,250
--------------------------------------------------------------------------------
                                                                      7,961,084
--------------------------------------------------------------------------------
Venezuela -- 1.6%
     1,250   Republic of Venezuela - Oil Warrants, Expire 4/15/20+            0
   573,000   Venezuela, 9.250% due 9/15/27                              499,943
--------------------------------------------------------------------------------
                                                                        499,943
--------------------------------------------------------------------------------
             TOTAL BONDS
             (Cost-- $28,176,318)                                    28,722,703
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================
                      GT GLOBAL STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT++                           SECURITY                           VALUE
================================================================================
CONVERTIBLE BOND -- 0.3%
Russia -- 0.3%
    72,000   Lukinter Finance, 3.500% due 5/6/02(c)
               (Cost--$73,148)                                      $    86,760
================================================================================
REPURCHASE AGREEMENT -- 9.7%
$ 3,090,000  CIBC Wood Gundy Securities, 5.400% due 5/1/98;
             Proceeds at maturity--$3,090,464; (Fully collateralized
             by U.S. Treasury Note, 6.375% due 8/15/99;
             Market value--$3,152,338) (Cost--$3,090,000)             3,090,000
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost-- $31,339,466*)                                  $31,899,463
================================================================================

(a)  A portion of this security is on loan (See Note 9).

(b)  Represents current rate on floating rate security.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)  Effective rate at period end including "payment in kind" bonds.

+    Non-income producing security.

++   Represents local currency.

*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

==============================================================================================
Statements of Assets and Liabilities (unaudited)                                April 30, 1998
==============================================================================================

                                                 Smith Barney   Smith Barney     GT Global
                                                 International     Pacific       Strategic
                                                     Equity         Basin         Income
                                                   Portfolio      Portfolio      Portfolio
==============================================================================================
ASSETS:
  Investments, at value
    (Cost -- $197,009,806, $14,301,921,
    and $31,339,466)                             $264,107,523    $14,845,929    $31,899,463
  Foreign currency (Cost-- $1,280,853,
    $16,354, and $448,090)                          1,278,339         16,074        446,391
  Cash                                                     --        614,770         92,125
  Collateral for securities loaned (Note 9)        56,381,155      1,526,891        255,000
  Receivable for securities sold                      867,197             --      1,274,673
  Receivable for open forward foreign
    currency contracts (Note 5)                           457            705         76,769
  Dividends and interest receivable                   483,918         65,147        497,574
----------------------------------------------------------------------------------------------
  Total Assets                                    323,118,589     17,069,516     34,541,995
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities loaned (Note 9)           56,381,155      1,526,891        255,000
  Payable for securities purchased                  3,050,192        248,301      1,925,109
  Management fees payable                             186,184         11,399         21,102
  Payable to bank                                      21,363             --             --
  Payable for open forward foreign
    currency contracts (Note 5)                         2,481             --         30,638
  Accrued expenses                                    118,516         42,088         31,746
----------------------------------------------------------------------------------------------
  Total Liabilities                                59,759,891      1,828,679      2,263,595
----------------------------------------------------------------------------------------------
Total Net Assets                                 $263,358,698    $15,240,837    $32,278,400
==============================================================================================
NET ASSETS:
  Par value of capital shares                    $        177    $        20    $        24
  Capital paid in excess of par value             207,527,346     19,413,838     27,579,959
  Undistributed (overdistributed)
    net investment income                             327,965       (118,970)     2,387,558
  Accumulated net realized gain (loss) from
    security transactions and options             (11,604,229)    (4,602,260)     1,723,685
  Net unrealized appreciation of investments
    and foreign currencies                         67,107,439        548,209        587,174
----------------------------------------------------------------------------------------------
Total Net Assets                                 $263,358,698    $15,240,837    $32,278,400
==============================================================================================
Shares Outstanding                                 17,743,287      2,042,173      2,445,721
----------------------------------------------------------------------------------------------
Net Asset Value                                  $      14.84    $      7.46    $     13.20
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

==============================================================================================
Statements of Operations (unaudited)
==============================================================================================
For the Six Months Ended April 30, 1998

                                                 Smith Barney   Smith Barney     GT Global
                                                 International     Pacific       Strategic
                                                     Equity         Basin         Income
                                                   Portfolio      Portfolio      Portfolio
==============================================================================================
INVESTMENT INCOME:
  Dividends                                      $  1,076,710    $   114,390             --
  Interest                                            429,712         30,747    $ 1,382,626
  Less: Foreign withholding tax                      (103,592)       (11,113)            --
----------------------------------------------------------------------------------------------
  Total Investment Income                           1,402,830        134,024      1,382,626
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                          1,001,700         69,461        123,063
  Custody                                              62,744         33,313         16,983
  Shareholder communications                           13,269          2,248          2,445
  Audit and legal                                      10,712          7,300          7,182
  Directors' fees                                       5,656          1,953          2,074
  Shareholder and system servicing fees                 4,120          3,533          3,329
  Registration fees                                     1,207            447             --
  Other                                                 5,843          3,291          1,962
----------------------------------------------------------------------------------------------
  Total Expenses                                    1,105,251        121,546        157,038
----------------------------------------------------------------------------------------------
Net Investment Income                                 297,579         12,478      1,225,588
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions
      (excluding securites transactions)           (8,029,064)    (2,296,434)       248,873
    Options purchased                                      --             --        (30,492)
    Foreign currency transactions                      30,386        (75,079)      (454,577)
----------------------------------------------------------------------------------------------
  Net Realized Loss                                (7,998,678)    (2,371,513)      (236,196)
----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currencies:
    Beginning of period                            31,667,556       (861,899)       (64,516)
    End of period                                  67,107,439        548,209        587,174
----------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation          35,439,883      1,410,108        651,690
----------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Options
  and Foreign Currencies                           27,441,205       (961,405)       415,494
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Operations                                 $27,738,784    $  (948,927)   $ 1,641,082
==============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Statements of Changes in Net Assets
================================================================================
For the Six Months Ended April 30, 1998 (unaudited)
and the Year Ended October 31, 1997

Smith Barney International Equity Portfolio           1998             1997
================================================================================
OPERATIONS:
  Net investment income                          $    297,579      $    175,643
  Net realized loss                                (7,998,678)       (2,851,789)
  Increase in net unrealized appreciation          35,439,883        16,129,028
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           27,738,784        13,452,882
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --          (160,617)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --          (160,617)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                126,915,363       155,537,213
  Net asset value of shares issued
    for reinvestment of dividends                          --           160,617
  Cost of shares reacquired                      (110,332,842)      (93,275,280)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                        16,582,521        62,422,550
--------------------------------------------------------------------------------
Increase in Net Assets                             44,321,305        75,714,815
NET ASSETS:
  Beginning of period                             219,037,393       143,322,578
--------------------------------------------------------------------------------
  End of period*                                $ 263,358,698      $219,037,393
================================================================================
* Includes undistributed net investment
    income of:                                  $     327,965                --
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================
For the Six Months Ended April 30, 1998 (unaudited)
and the Year Ended October 31, 1997

Smith Barney Pacific Basin Portfolio                  1998             1997
================================================================================
OPERATIONS:
  Net investment income (loss)                   $     12,478      $    (15,530)
  Net realized loss                                (2,371,513)       (1,589,752)
  Increase in net unrealized appreciation
    (depreciation)                                  1,410,108        (1,675,319)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations             (948,927)       (3,280,601)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --          (111,296)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --          (111,296)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                 25,644,178        38,889,543
  Net asset value of shares issued
    for reinvestment of dividends                          --           111,296
  Cost of shares reacquired                       (27,678,985)      (34,041,446)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                        (2,034,807)        4,959,393
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  (2,983,734)        1,567,496
NET ASSETS:
  Beginning of period                              18,224,571        16,657,075
--------------------------------------------------------------------------------
  End of period*                                 $ 15,240,837      $ 18,224,571
================================================================================
* Includes overdistributed net investment
  income of:                                     $   (118,970)     $    (56,369)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================
For the Six Months Ended April 30, 1998 (unaudited)
and the Year Ended October 31, 1997

GT Global Strategic Income Portfolio                  1998             1997
================================================================================
OPERATIONS:
  Net investment income                          $  1,225,588      $  1,524,677
  Net realized gain (loss)                           (236,196)        1,632,260
  Increase in net unrealized appreciation
    (depreciation                                     651,690        (1,113,109)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            1,641,082         2,043,828
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --          (782,233)
  Net realized gains                                       --          (963,673)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --        (1,745,906)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                  3,336,792        10,442,393
  Net asset value of shares issued
    for reinvestment of dividends                          --         1,746,011
  Cost of shares reacquired                        (1,931,165)       (2,406,873)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         1,405,627         9,781,531
--------------------------------------------------------------------------------
Increase in Net Assets                              3,046,709        10,079,453
NET ASSETS:
  Beginning of period                              29,231,691        19,152,238
--------------------------------------------------------------------------------
  End of period*                                 $ 32,278,400      $ 29,231,691
================================================================================
* Includes undistributed net investment
  income of:                                     $  2,387,558      $  1,616,547
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney International Equity, Smith Barney Pacific Basin and GT Global Strategic Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth Portfolio), Smith Barney Money Market, Smith Barney Large Capitalization Growth, TBC Managed Income and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of Smith Barney International Equity Portfolio to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of net investment loss amounting to $51,682 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. Travelers Investment Adviser, Inc., ("TIA"), an affiliate of MMC, acts as the investment manager of the GT Global Strategic Income Portfolio ("GTGSI"). SBIE and SBPB pay MMC a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio, respectively. GTGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

TIA has entered into a subadvisory agreement with Chancellor LGT Asset Management, Inc. ("LGT"). Pursuant to the subadvisory agreement, LGT is responsible for the day-to-day portfolio operations and investment decisions for GTGSI and is compensated for such services. TIA pays LGT a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of GTGSI.


--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

TIA has entered into a sub-administrative services agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. SB also acts as broker for certain portfolio transactions. For the six months ended April 30, 1998, SB received no brokerage commissions.

All officers and one Director of the Fund are employees of SB.

3. Investments

For the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                           SBIE           SBPB        GTGSI
================================================================================
Purchases                              $51,104,770    $10,826,149   $33,529,747
--------------------------------------------------------------------------------
Sales                                   36,001,856     10,020,245    29,026,865
================================================================================

At April 30, 1998, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                           SBIE           SBPB          GTGSI
================================================================================
Gross unrealized appreciation          $74,823,863     $1,454,129    $1,014,900
Gross unrealized depreciation           (7,726,146)      (910,121)     (454,903)
--------------------------------------------------------------------------------
Net unrealized appreciation            $67,097,717     $  544,008    $  559,997
================================================================================

4. Capital Loss Carryforward

At October 31, 1997, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $3,572,000 and $2,306,000 for SBIE and SBPB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                   2003          2004          2005
================================================================================
SBIE                                      $947,000             --    $2,625,000
--------------------------------------------------------------------------------
SBPB                                       305,000       $452,000     1,549,000
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5. Forward Foreign Currency Contracts

At April 30, 1998, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                    Local         Market    Settlement      Unrealized
Foreign Currency                  Currency         Value       Date         Gain (Loss)
========================================================================================
Smith Barney International Equity
To Sell:
Malaysian Ringgit                    15,862      $  4,237     5/4/98          $  (45)
Malaysian Ringgit                   150,301        40,136     5/5/98            (873)
Malaysian Ringgit                   100,341        26,788     5/6/98             (59)
----------------------------------------------------------------------------------------
                                                                                (977)
----------------------------------------------------------------------------------------
To Buy:
British Pound                       126,882       212,083     5/6/98             457
French Franc                        715,740       119,141    5/29/98            (300)
French Franc                        940,902       156,624    5/29/98            (779)
Spanish Peseta                   34,090,000       223,719     5/7/98            (425)
----------------------------------------------------------------------------------------
                                                                              (1,047)
----------------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                                $(2,024)
========================================================================================
Smith Barney Pacific Basin
To Buy:
Japanese Yen                     32,808,000      $248,762    5/12/98         $    705
========================================================================================
GT Global Strategic Income
To Sell:
Australian Dollar                   875,000      $569,513     8/4/98         $31,612
Australian Dollar                    42,000        27,336     8/4/98             877
British Pound                       530,000       881,364     8/4/98           2,463
Canadian Dollar                     462,000       323,015     5/4/98          (4,767)
Danish Krone                        615,000        90,171     8/4/98          (2,314)
German Mark                       1,499,370       839,043     8/4/98         (19,043)
German Mark                         484,272       270,997     8/4/98            (997)
Japanese Yen                      7,742,000        58,977    7/31/98           4,017
Japanese Yen                      2,383,000        18,153    7/31/98           1,395
New Zealand Dollar                1,120,000       622,161     5/4/98          34,886
----------------------------------------------------------------------------------------
                                                                              48,129
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                    Local          Market   Settlement      Unrealized
Foreign Currency                  Currency         Value       Date         Gain (Loss)
========================================================================================
To Buy:
Australian Dollar                   205,000      $133,428     8/4/98         $    63
Canadian Dollar                     537,000       375,453     5/4/98          (3,517)
German Mark                         144,295        80,787     8/4/98             101
German Mark                       1,581,822       885,183     8/4/98           1,355
----------------------------------------------------------------------------------------
                                                                              (1,998)
----------------------------------------------------------------------------------------
Total Unrealized Gain on Forward
   Foreign Currency Contracts                                                $46,131
========================================================================================

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the Portfolios had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1998, the Portfolios did not hold any purchased call or put options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the period ended April 30, 1998, the Portfolios did not write any options.

8. Reverse Repurchase Agreement

GTGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by GTGSI of securities that it holds with an agreement by GTGSI to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by GTGSI may decline below the repurchase price of the securities. GTGSI will establish a segregated account with its custodian, in which GTGSI will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At April 30, 1998, GTGSI had no open reverse repurchase agreements.


--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 1998, the Portfolios listed below had loaned common stock. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                               Value
================================================================================
Smith Barney International Equity Portfolio                         $54,624,220
Smith Barney Pacific Basin Portfolio                                  1,443,027
GT Global Strategic Income Portfolio                                    240,000
================================================================================


At April 30, 1998, the collateral held for the securities on loan was as follows:

Smith Barney International Equity Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  UBS Grand Cayman, 5.625% due 5/1/98                               $ 2,641,874
  Svenska Grand Cayman, 5.625% due 5/1/98                             2,641,874
  Deutsche Bank G.C., 5.625% due 5/1/98                               2,641,874
  Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                      2,641,874
  Bank of Montreal, 5.625% due 5/1/98                                 2,641,874
Repurchase Agreements:
  CS First Boston, 5.570% due 5/1/98                                 11,154,577
  Merrill Lynch, 5.625% due 5/1/98                                    3,816,040
  J.P. Morgan Securities, 5.580% due 5/1/98                           8,122,931
  NationsBanc Montgomery Securities Inc., 5.6125% due 5/1/98          8,923,660
  Bear Stearns, 5.600% due 5/1/98                                    11,154,577
--------------------------------------------------------------------------------
Total                                                               $56,381,155
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Smith Barney Pacific Basin Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  UBS Grand Cayman, 5.625% due 5/1/98                                $   71,546
  Svenska Grand Cayman, 5.625% due 5/1/98                                71,546
  Deutsche Bank G.C., 5.625% due 5/1/98                                  71,546
  Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                         71,546
  Bank of Montreal, 5.625% due 5/1/98                                    71,546
Repurchase Agreements:
  CS First Boston, 5.570% due 5/1/98                                    302,084
  Merrill Lynch, 5.625% due 5/1/98                                      103,344
  J.P. Morgan Securities, 5.580% due 5/1/98                             219,982
  NationsBanc Montgomery Securities Inc., 5.6125% due 5/1/98            241,667
  Bear Stearns, 5.600% due 5/1/98                                       302,084
--------------------------------------------------------------------------------
Total                                                                $1,526,891
================================================================================

GT Global Strategic Income Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  UBS Grand Cayman, 5.625% due 5/1/98                                $   11,949
  Svenska Grand Cayman, 5.625% due 5/1/98                                11,949
  Deutsche Bank G.C., 5.625% due 5/1/98                                  11,949
  Commerzbank AG, Frankfurt, 5.59375% due 5/1/98                         11,949
  Bank of Montreal, 5.625% due 5/1/98                                    11,949
Repurchase Agreements:
  CS First Boston, 5.570% due 5/1/98                                     50,450
  Merrill Lynch, 5.625% due 5/1/98                                       17,259
  J.P. Morgan Securities, 5.580% due 5/1/98                              36,736
  NationsBanc Montgomery Securities Inc., 5.6125% due 5/1/98             40,360
  Bear Stearns, 5.600% due 5/1/98                                        50,450
--------------------------------------------------------------------------------
Total                                                                $  255,000
================================================================================

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter- parties to meet the terms of their contracts.


--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

11. Securities Traded on a To-Be-Announced Basis

SBIE and GTGSI may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 1998, the Portfolios did not hold any TBA securities.

12. Capital Shares

At April 30, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                          Six Months Ended      Year Ended
                                           April 30, 1998    October 31, 1997
================================================================================
Smith Barney International Equity
Shares sold                                   9,279,146         11,728,929
Shares issued on reinvestment                        --             12,902
Shares redeemed                              (8,092,557)        (6,948,446)
--------------------------------------------------------------------------------
Net Increase                                  1,186,589          4,793,385
================================================================================

Smith Barney Pacific Basin
Shares sold                                   3,438,159          3,912,494
Shares issued on reinvestment                        --             11,185
Shares redeemed                              (3,663,250)        (3,364,536)
--------------------------------------------------------------------------------
Net Increase (Decrease)                        (225,091)           559,143
================================================================================

GT Global Strategic Income
Shares sold                                     259,254            847,390
Shares issued on reinvestment                        --            147,094
Shares redeemed                                (148,444)          (198,015)
--------------------------------------------------------------------------------
Net Increase                                    110,810            796,469
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Financial Highlights
================================================================================
For a share of capital stock outstanding throughout each period:

Smith Barney International
  Equity Portfolio                       1998(1)      1997       1996      1995     1994(2)
===============================================================================================
Net Asset Value,
  Beginning of Period                     $13.23     $12.18     $10.48    $10.55    $10.00
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)           0.02       0.01       0.02      0.03*    (0.03)
  Net realized and
    unrealized gain (loss)                  1.59       1.05       1.69     (0.10)     0.58
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.61       1.06       1.71     (0.07)     0.55
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --      (0.01)     (0.01)       --        --
-----------------------------------------------------------------------------------------------
Total Distributions                           --      (0.01)     (0.01)       --        --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $14.84     $13.23     $12.18    $10.48    $10.55
-----------------------------------------------------------------------------------------------
Total Return                               12.17%++    8.73%     16.36%    (0.66)%    5.50%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $263,359   $219,037   $143,323   $53,538   $13,811
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                               0.98%+     1.01%      1.10%     1.44%     1.20%+
  Net investment income (loss)              0.26+      0.09       0.23      0.25     (0.73)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       17%        38%        41%       29%       --
Average commissions per share
  paid on equity transactions(4)(5)        $0.02      $0.02      $0.02     $0.01        --
===============================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager waived part of its fees for the year ended October 31, 1994. If such fees were not waived, the effect on the net investment loss and the expense ratio would have been as follows:

                                   Per Share
                                Decrease to Net           Expense Ratios
                               Investment Income        Without Fee Waiver
                               -----------------        ------------------
      1994                           $0.03                    2.00%+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively; prior year numbers have not been restated to reflect these adjustments.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================
For a share of capital stock outstanding throughout each period:

Smith Barney
  Pacific Basin Portfolio                1998(1)      1997       1996      1995     1994(2)
===============================================================================================
Net Asset Value,
  Beginning of Period                      $8.04      $9.75      $8.95    $10.10    $10.00
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)             --      (0.01)      0.08     (0.04)*   (0.04)
  Net realized and
    unrealized gain (loss)                 (0.58)     (1.64)      0.75     (1.11)     0.14
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.58)     (1.65)      0.83     (1.15)     0.10
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --      (0.06)     (0.03)       --        --
-----------------------------------------------------------------------------------------------
Total Distributions                           --      (0.06)     (0.03)       --        --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $7.46      $8.04      $9.75     $8.95    $10.10
-----------------------------------------------------------------------------------------------
Total Return                               (7.21)%++ (17.02)%     9.26%   (11.39)%    1.00%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $15,241    $18,225    $16,657    $7,122    $4,238
Ratios to Average Net Assets:
  Expenses(3)                               1.56%+     1.38%      1.34%     1.83%     1.26%+
  Net investment income (loss)              0.16+     (0.08)      0.47     (0.51)    (0.93)+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       69%       156%        59%       28%       --
-----------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)        $0.01      $0.01      $0.02     $0.01        --
===============================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $9,778 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the effect on the net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                                   Per Share            Without Fee Waiver,
                               Decreases to Net          Reimbursement and
                               Investment Income          Custody Credits
                               -----------------          ---------------
      1996                           $0.02                     1.58%
      1995                            0.03                     2.23
      1994                            0.06                     2.82+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively; prior year numbers have not been restated to reflect these adjustments.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.00%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Financial Highlights (continued)
================================================================================
For a share of capital stock outstanding throughout each period:

GT Global Strategic
  Income Portfolio                       1998(1)    1997(2)     1996       1995    1994(3)
===============================================================================================
Net Asset Value,
  Beginning of Period                     $12.52     $12.45     $10.77     $9.95    $10.00
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                  0.47       0.75       0.74      0.64*     0.17
  Net realized and
    unrealized gain (loss)                  0.21       0.36       1.36      0.28     (0.22)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.68       1.11       2.10      0.92     (0.05)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --      (0.46)     (0.42)    (0.10)       --
  Net realized gains                          --      (0.58)        --        --        --
-----------------------------------------------------------------------------------------------
Total Distributions                           --      (1.04)     (0.42)    (0.10)       --
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $13.20     $12.52     $12.45    $10.77     $9.95
-----------------------------------------------------------------------------------------------
Total Return                                5.43%++    9.32%     20.07%     9.37%    (0.50)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $32,278    $29,232    $19,152    $8,397    $2,624
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                               1.02%+     1.07%      1.23%     1.47%     1.07%+
  Net investment income                     7.96+      6.05       6.87      6.44      4.58+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      111%       161%       192%      295%       56%
===============================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(4) The Manager waived all or part of its fees for the years ended October 31, 1996, October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $18,556 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                                                        Without Fee Waiver,
                              Per Share Decreases        Reimbursement and
                           to Net Investment Income       Custody Credits
                           ------------------------       ---------------
      1996                          $0.02                       1.38%
      1995                           0.04                       1.93
      1994                           0.13                       4.53+

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively; prior year numbers have not been restated to reflect these adjustments.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

     On February 20, 1998 a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                      Shares Voted     Percentage    Shares Voted    Percentage
Name of Directors          For        Shares Voted      Against     Shares Voted
================================================================================
Victor K. Atkins     231,059,252.884     97.271%     6,481,382.874     2.729%
Abraham E. Cohen     231,294,945.547     97.371      6,245,690.211     2.629
Robert A. Frankel    230,999,179.846     97.246      6,541,455.912     2.754
Rainer Greeven       231,468,718.650     97.444      6,071,917.108     2.556
Susan M. Heilbron    231,485,321.942     97.451      6,055,313.816     2.549
Heath B. McLendon    231,463,894.239     97.442      6,076,741.519     2.558
James M. Shuart      231,410,828.580     97.419      6,129,807.178     2.581
================================================================================

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                           Smith Barney    Smith Barney    GT Global
                                           International     Pacific       Strategic
                                               Equity         Basin         Income
                                             Portfolio      Portfolio      Portfolio
======================================================================================
"E"  Ability to Pledge Assets                Approved       Approved       Approved
--------------------------------------------------------------------------------------
"M"  Underwriting of Securities              Approved       Approved       Approved
--------------------------------------------------------------------------------------
"M"  Lending by the Fund                     Approved       Approved       Approved
--------------------------------------------------------------------------------------
"M"  Real Estate                             Approved       Approved       Approved
--------------------------------------------------------------------------------------
"R"  Unseasoned Issues                          N/A            N/A         Approved
--------------------------------------------------------------------------------------
"R"  Margin and the Short Sales of Securities   N/A            N/A         Approved
--------------------------------------------------------------------------------------
"E"  Purchases of Certain Securities            N/A            N/A         Approved
--------------------------------------------------------------------------------------
"R"  Exercising Control or Management           N/A            N/A         Approved
--------------------------------------------------------------------------------------
"R"  Investments in Oil, Gas and
       Mineral Exploration                      N/A            N/A         Approved
--------------------------------------------------------------------------------------
"M"  Diversification                         Approved       Approved          N/A
--------------------------------------------------------------------------------------
"M"  Senior Securities                       Approved       Approved          N/A
--------------------------------------------------------------------------------------
"M"  Industry Concentration                  Approved       Approved          N/A
--------------------------------------------------------------------------------------
"M"  Borrowing                               Approved       Approved          N/A
--------------------------------------------------------------------------------------
"R"  Purchases of Securities of Other
       Investment Companies                  Approved       Approved          N/A
======================================================================================

N/A - Not Applicable


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolios on all proposals.

Smith Barney International Equity Portfolio

                Percentage                Percentage                  Percentage
  Shares Voted   of Shares  Shares Voted   of Shares      Shares       of Shares
       For         Voted       Against       Voted      Abstaining     Abstained
================================================================================
14,963,608.345    91.088%    239,676.481    1.459%     1,224,303.703     7.453%
================================================================================
Smith Barney Pacific Basin Portfolio

                Percentage                Percentage                  Percentage
  Shares Voted   of Shares  Shares Voted   of Shares      Shares       of Shares
       For         Voted       Against       Voted      Abstaining     Abstained
================================================================================
 1,761,748.030    90.533%     39,155.690    2.012%       145,071.713     7.455%
================================================================================
GT Global Strategic Income Portfolio

                Percentage                Percentage                  Percentage
  Shares Voted   of Shares  Shares Voted   of Shares      Shares       of Shares
       For         Voted       Against       Voted      Abstaining     Abstained
================================================================================
 2,208,033.665    93.265%     27,866.658    1.177%       131,575.953     5.558%
================================================================================


--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------
                                                A Member of TravelersGroup[LOGO]

Directors                            Investment Managers

Victor K. Atkins                     Mutual Management Corp.
A. E. Cohen                          Travelers Investment Advisers, Inc.
Robert A. Frankel
Rainer Greeven                       Distributor
Susan M. Heilbron                    Smith Barney Inc.
Heath B. McLendon, Chairman
James M. Shuart                      Custodian
                                     The Chase Manhattan Bank
Officers
                                     Annuity Administration
Heath B. McLendon                    Travelers Annuity Investor Services
President and                        5 State House Square
Chief Executive Officer              1 Tower Square
                                     Hartford, CT 06183
Lewis E. Daidone
Senior Vice President
and Treasurer                        This report is submitted for the general
                                     information of the shareholders of
Jeffrey J. Russell                   Travelers Series Fund Inc. -- Smith
Vice President                       Barney International Equity, Smith
                                     Barney Pacific Basin and GT Global
Bruce D. Sargent                     Strategic Income Portfolios. It is not
Vice President                       authorized for distribution to prospective
                                     investors unless accompanied or preceded
Irving P. David                      by a current Prospectus for the Portfolios,
Controller                           which contains information concerning
                                     the Portfolios' investment policies and
Christina T. Sydor                   expenses as well as other pertinent
Secretary                            information.

                                     Travelers Series Fund Inc.
                                     388 Greenwich Street
                                     New York, New York 10013



                                     IN0802 6/98





[GRAPHIC]

Travelers Series Fund Inc.

Smith Barney High Income
Portfolio

Putnam Diversified Income
Portfolio

------------------
SEMI-ANNUAL REPORT
------------------

April 30, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(SM)

Travelers Series
Fund Inc.

                                                       [PHOTO]

                                                        HEATH B. MCLENDON
                                                        Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") for the six months ended April 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio

The Smith Barney High Income Portfolio seeks high current income. Capital appreciation is a secondary objective. For the six months ended April 30, 1998, the Smith Barney High Income Portfolio returned 5.21%. This return compares favorably with its Lipper Analytical Services, Inc. ("Lipper") peer group average of 3.65% for the same period. (Lipper is an independent fund-tracking organization.)

The high yield bond market generated positive performance during the six months ended April 30, 1998. In the first quarter of 1998, the high yield bond market continued to generate competitive performance returns. The lower-quality issues generally outperformed the higher-quality issues, as the performance of the lower-quality issues tends to correlate more closely to the U.S. stock market.

During the first quarter of 1998, the U.S. stock market rose by 10% to 15% depending upon which stock market index was used. A strong U.S. economy, ample liquidity in the financial markets and moderate inflation continued to fuel the stock markets. Interest rates remained confined to a narrow range with little change in the rates of intermediate- and long-term U.S. Treasury securities. The Federal Reserve Board ("Fed") continued to remain on the sidelines, and short-term interest rates stayed unchanged at 5.50%.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

While the Asian crisis did not dampen U.S. economic growth, it did keep pressure on worldwide inflation with price declines on a number of important global commodities such as oil. The net result was extremely positive for U.S. financial markets, particularly the U.S. stock market. The U.S. bond market was stuck in a narrow trading range and we believe the bond market will probably continue to trade in a narrow range as long as the Fed's monetary policy remains on hold. However, in recent weeks, the Fed has grown more concerned over strong U.S. economic growth and the possibility that inflation may be increasing. Yet the evidence so far suggests otherwise, with most statistics indicating relatively tame inflation during the first quarter of 1998.

During the first three months of 1998, the stock markets exhibited high volatility with most major indices again moving toward record highs. Despite record new issuance, the high yield bond market also generated strong performance results in the first quarter. In the view of the portfolio manager, this was likely in reaction to the continued strength in the U.S. stock markets.

The manager continues to believe that the U.S. economy's outlook remains mixed and that many consumer-sensitive industries will continue to experience fierce price competition. In addition, the significant problems in Asia could also put severe pressure on commodity goods prices as troubled Asian companies attempt to increase their exports to the rest of the world to make up for the expected economic declines in their own region. Moreover, the manager believes that a slowdown in overall world economic growth may occur in the coming months as the severe economic decline in Asia sharply reduces demand for many U.S. and European products. Consequently, the first half of 1998 could experience a slight increase in the default rates of select high yield credits, especially weaker, more vulnerable companies that are having difficulty competing. Given the increased uncertainty over Asia, the manager expects stock market volatility to further rise in the coming months.

The portfolio manager will therefore still avoid these areas of the U.S. economy where consumer spending is weak as well as industries facing heavy pricing competition. His emphasis will be on industries that are experiencing strong growth such as telecommunications, media and cable television. He also plans on owning stronger rated B and BB bonds and avoiding the weaker, lower tier issues that are generally in the CCC/Caa rating category. The portfolio manager believes his investment strategy is a prudent course of action given the higher risks and volatility he expects in the world's financial markets going forward.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Putnam Diversified Income Portfolio

As the Putnam Diversified Income Portfolio began its fiscal year last October, Putnam was reasonably optimistic about prospects for fixed-income markets around the world. Less than one month into the period, however, several Asian economies experienced economic meltdowns, sparking the largest single-day point decline in the history of the Dow Jones Industrial Average ("DJIA"). (The DJIA is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials.) This event, combined with continued economic weakness and uncertainty in Asia, put the world's financial markets, and investors' nerves, on edge.

For the six months ending April 30, 1998, the Putnam Diversified Income Portfolio returned 4.14%. This return compares favorably with its Lehman Brothers Aggregate Bond Index, which posted a total return of 3.59% over the same period. (The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Back Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

While this backdrop has created a tumultuous environment for many markets, two of the three key sectors in which the Portfolio invests - U.S. taxable investment-grade securities and high-yield bonds - actually fared quite well during the reporting period. International bond markets obviously faced tougher times, but strategic portfolio shifts allowed Putnam to soften the blow of Asia's currency and debt crises. As of April 30, 1997, 37% of the Portfolio's holdings were allocated to U.S. government and mortgage securities, 38% to high-yield bonds, and 19% to international bonds.

Throughout the period, the Asian crisis actually boosted performance in the domestic bond market. Nervous international investors flocked to the high credit quality and attractive yields offered by U.S. bonds, bidding up the prices of U.S. Treasurys dramatically. While this flight to quality was good news for the Portfolio, Putnam's focus on mortgage-backed securities, which also performed well early in the period, meant the Portfolio did not take full advantage of the Treasury rally. Toward the end of the period, the momentum of Treasurys slowed, while the performance of mortgage-backed securities began to lag as well.

Putnam's decision to focus on mortgage-backed securities was based on the interest-rate climate during the period under review. When interest rates are falling, mortgage-backed securities present a higher prepayment risk - that is, the chance that homeowners will refinance or pay off their mortgage loans early, which dampens the value of these securities. To compensate investors for this


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
prepayment risk, mortgage-backed securities generally carry a higher yield than most other U.S. government issues. The Portfolio's emphasis on mortgage-backed securities was designed to take advantage of those higher yield opportunities.

The Asian currency and debt crisis took its toll on many international markets, hitting the emerging markets especially hard. As investors deserted these bonds in favor of more established markets, emerging markets plunged in October, although they posted handsome gains for most of calendar 1997. After that rather brief swoon, however, these bonds staged a remarkable recovery. In a situation similar to the U.S. Treasury rally, this rebound helped the Portfolio; but because this portion of the Portfolio was positioned defensively, it did not take full advantage of the emerging-markets comeback.

In Europe, bond markets turned in robust returns as a result of sluggish economic growth in Germany and expectations that the European Economic and Monetary Union ("EMU") would begin as scheduled in January 1999. (The EMU will unify the monetary policy and interest rates of 11 European countries.) Europe's peripheral markets, such as Spain, Italy and Sweden, posted the best performance, but the Portfolio's underweight position in these areas dragged performance somewhat. The Portfolio benefited from a significant position in the United Kingdom, where the bond market was buoyed by slowing economic growth and low inflation. Putnam's decision to underweight Japanese government bonds meant the Portfolio had only minimal exposure to these bonds, which were hurt by the country's troubled political and economic climate and increasing concerns about the long-term health of its economy.

The high-yield bond market was the strongest-performing sector of the domestic bond market in the first calendar quarter of 1998, propelled by the same forces that pushed U.S. Treasury bonds and many stocks higher. These forces included solid economic growth and low inflation, which kept the Fed from increasing interest rates.

Leading the way among high-yield bond issues were companies in the telecommunications, cable TV and broadcasting industries - following a pattern that has prevailed for well over a year. New issuance in the high-yield bond market has continued at a record-breaking pace, driven by favorable interest rates, expanding businesses and strong investor demand. Another factor boosting the high-yield bond market has been the tremendous amount of merger and acquisition activity. Larger, more creditworthy companies that have completed cost-cutting programs are buying smaller high-yield bond issuers in an effort to further grow their businesses or add niche products. This consolidation trend was evident in many industries, including consumer products, telecommunications and cable TV.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

Putnam generally believes that the U.S. economy, driven by consumer demand, is poised for continued strong growth with relatively low inflation going forward. As a result, Putnam expects that the demand for high-yield bonds will remain strong in the months ahead as investor confidence remains high.

However, Putnam is more cautious about international bond markets and the outlook for global economic growth. Valuations in most foreign markets appear stretched, particularly after the global flight to quality that has driven bond yields lower worldwide. Putnam will continue to monitor the Asian turbulence closely, realizing that its impact may be greater than previously forecast. The Portfolio's ability to invest across multiple fixed-income sectors should enable Putnam to position the portfolio defensively while still taking advantage of attractive income opportunities. (Of course, no guarantees can be made that this strategy will ultimately be successful.)

In closing, thank you for your investment in the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

May 18, 1998


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
                       Smith Barney High Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning      End      Income    Capital Gain    Total
Period Ended          of Period  of Period   Dividends  Distributions  Returns+
================================================================================
4/30/98                 $13.25      $13.94      $0.00       $0.00        5.21%++
--------------------------------------------------------------------------------
10/31/97                 12.09       13.25       0.66        0.06       16.24
--------------------------------------------------------------------------------
10/31/96                 11.26       12.09       0.50        0.00       12.17
--------------------------------------------------------------------------------
10/31/95                 10.07       11.26       0.22        0.00       14.30
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       10.07       0.00        0.00        0.70++
================================================================================
Total                                           $1.38       $0.06
================================================================================


--------------------------------------------------------------------------------
                       Putnam Diversified Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning      End      Income    Capital Gain    Total
Period Ended          of Period  of Period   Dividends  Distributions  Returns+
================================================================================
4/30/98                 $12.31      $12.82      $0.00       $0.00        4.14%++
--------------------------------------------------------------------------------
10/31/97                 11.99       12.31       0.56        0.09        8.44
--------------------------------------------------------------------------------
10/31/96                 11.46       11.99       0.39        0.13        9.43
--------------------------------------------------------------------------------
10/31/95                 10.18       11.46       0.09        0.00       13.55
--------------------------------------------------------------------------------
6/16/94*-10/31/94        10.00       10.18       0.00        0.00        1.80++
================================================================================
Total                                           $1.04       $0.22
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------

                                       Smith Barney High      Putnam Diversified
                                       Income Portfolio        Income Portfolio
================================================================================
Six Months Ended 4/30/98++                       5.21%                 4.14%
--------------------------------------------------------------------------------
Year Ended 4/30/98                              15.59                 11.58
--------------------------------------------------------------------------------
6/16/94* through 4/30/98                        12.51                  9.69
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                                       Smith Barney High      Putnam Diversified
                                       Income Portfolio        Income Portfolio
================================================================================
6/16/94* through 4/30/98                        57.89%                42.86%
================================================================================

     + Assumes the reinvestment of all dividends and capital gains distributions.

     ++ Total return is not annualized, as it may not be representative of the total return for the year.

     *    Commencement of operations.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
                 Salomon Brothers Intermediate High Yield Index+

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                             June 1994 - April 1998

                                                             Salomon Brothers
                                        Smith Barney           Intermediate
                                    High Income Portfolio    High Yield Index
                                    ---------------------    ----------------
6/16/94                                     10,000               10,000
10/94                                       10,070               10,113
10/95                                       11,510               11,723
10/96                                       12,912               12,690
10/97                                       15,008               14,580
4/30/98                                     15,789               15,479

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Salomon Brothers Intermediate High Yield Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                    Aggregate Bond Index and Salomon Brothers
                      Non-U.S. World Government Bond Index+

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                             June 1994 - April 1998

                                           Salomon Brothers
                                               Non-U.S.     Lehman Brothers
                       Putnam Diversified  World Government    Aggregate
                        Income Portfolio      Bond Index      Bond Index
6/16/94                      10,000            10,000          10,000
10/94                        10,180            10,554          10,052
10/95                        11,560            12,155          11,626
10/96                        12,650            12,818          12,305
10/97                        13,706            14,410          13,399
4/30/98                      14,286            14,263          13,880

+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Brothers Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.




--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 91.9%
Automotive Suppliers -- 0.7%
$    1,125,000  B-     Eagle-Picher Industrial, Inc., Sr. Sub. Notes,
                         9.375% due 3/1/08                          $ 1,148,906
--------------------------------------------------------------------------------
Cable Television -- 8.4%
     1,475,000  BB-    Century Communications, Sr. Notes,
                         8.750% due 10/1/07                           1,534,000
     1,025,000  B2*    Comcast UK Cable, Sr. Discount Debentures,
                         step bond to yield 10.729% due 11/15/07        849,469
                       CSC Holdings, Sr. Sub. Debentures:
     2,325,000  BB-      9.875% due 2/15/13                           2,563,312
       800,000  BB-      10.500% due 5/15/16                            939,000
                       Marcus Cable Capital Corp., Sr. Discount Notes:
       525,000  B2*      Step bond to yield 11.325% due 8/1/04          502,687
       275,000  B3*      Step bond to yield 12.747% due 12/15/05        250,937
                       Rogers Cablesystems:
     1,000,000  BB+      Debentures, 10.000% due 3/15/05              1,110,000
     1,000,000  BB+      Sr. Secured Debentures, 10.000% due 12/1/07  1,110,000
     1,000,000  BB-      Sr. Sub. Debentures, 11.000% due 12/1/15     1,180,000
       650,000  BB-    Rogers Communications, Sr. Notes,
                         8.875% due 7/15/07                             656,500
     2,800,000  B      United International Holdings, Inc., Sr.
                         Discount Notes, step bond to yield
                         10.718% due 2/15/08                          1,767,500
       450,000  BBB-   Videotron (Le Groupe), Sr. Notes,
                         10.625% due 2/15/05                            504,563
--------------------------------------------------------------------------------
                                                                     12,967,968
--------------------------------------------------------------------------------
Capital Goods -- 4.2%
       525,000  B-     Alvey Systems, Inc., Sr. Sub. Notes,
                         11.375% due 1/31/03                            549,281
     1,000,000  B-     Axiohm Transaction Services, Sr. Sub. Notes,
                         9.750% due 10/1/07                           1,027,500
     2,000,000  B      Goss Graphic Systems, Inc., Sr. Sub. Notes,
                         12.000% due 10/15/06                         2,260,000
       950,000  B3*    Interlake Corp., Sr. Sub. Debentures,
                         12.125% due 3/1/02                             980,875
     1,100,000  B2*    Intertek Finance, PLC, Sr. Sub. Notes,
                         10.250% due 11/1/06                          1,170,125
       550,000  B+     Park-Ohio Industries, Sr. Sub. Notes,
                         9.250% due 12/1/07(a)                          570,625
--------------------------------------------------------------------------------
                                                                      6,558,406
--------------------------------------------------------------------------------
Cellular -- 3.3%
     1,950,000  B3*    Clearnet Communications, Inc., Sr. Discount Notes,
                         step bond to yield 12.627% due 12/15/05      1,633,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Cellular -- 3.3% (continued)
$    1,000,000  B-     Millicom International Cellular S.A., Sr.
                         Discount Notes, step bond to yield 12.844%
                         due 6/1/06                                   $ 773,750
     1,700,000  B2*    Nextel Communications Inc., Sr. Discount Notes,
                         step bond to yield 11.214% due 8/15/04       1,642,625
                       Telesystems International Wireless, Sr.
                         Discount Notes:
     1,075,000  B        Step bond to yield 12.127% due 6/30/07         752,500
       500,000  CCC+     Step bond to yield 10.514% due 11/1/07         319,375
--------------------------------------------------------------------------------
                                                                      5,121,375
--------------------------------------------------------------------------------
Chemicals -- 0.7%
       500,000  B1*    NL Industries, Sr. Secured Notes,
                         11.750% due 10/15/03                           555,000
       600,000  B      Unifrax Investment Corp., Sr. Notes, 10.500%
                         due 11/1/03                                    627,000
--------------------------------------------------------------------------------
                                                                      1,182,000
--------------------------------------------------------------------------------
Computers/Components/Distributors -- 6.0%
       650,000  B      Celestica International, Sr. Sub. Notes,
                         10.500% due 12/31/06                           715,000
     1,350,000  B      Fairchild Semiconductor Corp., Sr. Sub. Notes,
                         10.125% due 3/15/07                          1,400,625
                       Unisys Corp., Sr. Notes:
     2,000,000  B+       12.000% due 4/15/03                          2,265,000
     3,200,000  B+       11.750% due 10/15/04                         3,696,000
     1,150,000  B-     Viasystems Inc., Sr. Sub. Notes, 9.750%
                         due 6/1/07                                   1,204,625
--------------------------------------------------------------------------------
                                                                      9,281,250
--------------------------------------------------------------------------------
Drug Retailers/Wholesalers -- 0.7%
     1,000,000  B-     Pharmaceutical Fine Chemicals, Sr. Sub. Notes,
                         9.750% due 11/15/07(a)                       1,033,750
--------------------------------------------------------------------------------
Engineering & Construction -- 0.3%
       425,000  BB-    CIA Latino Americana, Sr. Notes, 11.625%
                         due 6/1/04                                     434,563
--------------------------------------------------------------------------------
Environmental Services -- 0.4%
       500,000  B+     Allied Waste, Sr. Sub. Notes, 10.250%
                         due 12/1/06                                    555,000
--------------------------------------------------------------------------------
Filmed Entertainment -- 0.7%
     1,500,000  B-     PX Escrow Corp., Sr. Discount Notes, step
                         bond to yield 9.245% due 2/1/06              1,070,625
--------------------------------------------------------------------------------
Finance -- 1.9%
                       Amresco, Inc., Sr. Sub. Notes:
     1,250,000  B        10.000% due 3/15/04                          1,298,438
       700,000  B        9.875% due 3/15/05                             721,000
       850,000  B-     Outsourcing Solutions, Sr. Sub. Notes,
                         11.000% due 11/1/06                            936,062
--------------------------------------------------------------------------------
                                                                      2,955,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Food Wholesalers -- 0.2%
$      300,000  B+     Ameriserv Food Distributors, Sr. Notes,
                         8.875% due 10/15/06                          $ 309,375
--------------------------------------------------------------------------------
Forest Products -- 2.1%
       375,000  CCC+   Riverwood International, Sr. Sub. Notes,
                         10.875% due 4/1/08                             379,688
     2,600,000  B+     SD Warren Co., Sr. Sub. Notes, 12.000%
                         due 12/15/04                                 2,886,000
--------------------------------------------------------------------------------
                                                                      3,265,688
--------------------------------------------------------------------------------
Gaming -- 0.9%
       450,000  B      Aztar Corp., Sr. Sub. Notes, 13.750%
                         due 10/1/04                                    519,188
       200,000  Ba1*   Mohegan Tribal Gaming Authority, Sr.
                         Secured Notes, 13.500% due 11/15/02            258,250
       500,000  B      Showboat Inc., Sr. Sub. Notes, 13.000%
                         due 8/1/09                                     608,125
--------------------------------------------------------------------------------
                                                                      1,385,563
--------------------------------------------------------------------------------
Homebuilders -- 0.9%
     1,200,000  BB+    Trizec Finance, Sr. Notes, 10.875%
                         due 10/15/05                                 1,360,500
--------------------------------------------------------------------------------
Infrastructure -- 0.5%
       850,000  BB     GS Superhighway Holdings, Sr. Notes,
                         10.250% due 8/15/07                            701,250
--------------------------------------------------------------------------------
Leisure Time -- 0.5%
       850,000  B-     Premier Parks Inc., Sr. Notes, 9.250%
                         due 4/1/06                                     862,750
--------------------------------------------------------------------------------
Lodging -- 2.3%
       700,000  B-     Courtyard by Marriott, Sr. Secured Notes,
                         10.750% due 2/1/08                             772,625
       500,000  B2*    Extended Stay America, Sr. Sub. Notes,
                         9.150% due 3/15/08                             504,375
                       HMH Properties, Sr. Notes:
     1,500,000  BB-      9.500% due 5/15/05                           1,620,000
       625,000  BB-      8.875% due 7/15/07                             690,625
--------------------------------------------------------------------------------
                                                                      3,587,625
--------------------------------------------------------------------------------
Medical Products -- 0.9%
       850,000  B-     Fisher Scientific International Inc., Sr. Sub.
                         Notes, 9.000% due 2/1/08(a)                    854,250
       500,000  B-     Graphic Controls Corp., Sr. Sub. Notes,
                         12.000% due 9/15/05                            561,250
--------------------------------------------------------------------------------
                                                                      1,415,500
--------------------------------------------------------------------------------
Metals and Mining -- 2.9%
     1,600,000  B-     Haynes International, Inc., Sr. Notes, 11.625%
                         due 9/1/04                                   1,796,000
       400,000  BB-    J. Ray McDermott SA, Sr. Sub. Notes, 9.375%
                         due 7/15/06                                    433,000
     1,250,000  B2*    Kaiser Aluminum and Chemical, Sr. Sub. Notes,
                         12.750% due 2/1/03                           1,334,375

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Metals and Mining -- 2.9% (continued)
$      350,000  B2*    Koppers Industry Inc., Sr. Sub. Notes,
                         9.875% due 12/1/07                           $ 370,125
       600,000  B      WHX Corp., Sr. Notes, 10.500% due 4/15/05        613,500
--------------------------------------------------------------------------------
                                                                      4,547,000
--------------------------------------------------------------------------------
Nursing Homes -- 3.9%
     1,700,000  B2*    Integrated Health Services Inc., Sr. Sub. Notes,
                         9.250% due 1/15/08                           1,763,750
     2,400,000  B-     Magellan Health Services, Sr. Sub. Notes,
                         9.000% due 2/15/08(a)                        2,391,000
     1,475,000  B-     Paragon Health Networks, Sr. Sub. Notes,
                         9.500% due 11/1/07(a)                        1,519,250
       400,000  B2*    Sun Healthcare Group Inc., Sr. Sub. Notes,
                         9.375% due 5/1/08(a)                           403,000
--------------------------------------------------------------------------------
                                                                      6,077,000
--------------------------------------------------------------------------------
Oil and Gas/Oil Services -- 9.6%
       500,000  B      Canadian Forest Oil Ltd., Sr. Sub. Notes,
                         8.750% due 9/15/07                             505,000
     2,100,000  B+     Clark USA, Sr. Notes, 10.875% due 12/1/05      2,307,375
       525,000  B2*    Coho Energy, Inc., Sr. Sub. Notes,
                         8.875% due 10/15/07                            493,500
     1,550,000  B+     Dawson Production Services, Sr. Notes,
                         9.375% due 2/1/07                            1,588,750
       750,000  CCC+   Deeptech International, Sr. Notes, 12.000%
                         due 12/15/00                                   832,500
     1,050,000  Ba2*   Gulf Canada Resources Ltd., Sub. Debentures,
                         9.625% due 7/1/05                            1,140,562
       450,000  B+     ICO Inc., Sr. Notes, 10.375% due 6/1/07          469,125
                       Ocean Energy Inc.:
     1,300,000  B        Sr. Sub. Notes, 10.375% due 10/15/05         1,436,500
       350,000  BB-      Sr. Sub. Debentures, 9.750% due 10/1/06        385,000
     1,000,000  BB-      Sr. Sub. Notes, 8.875% due 7/15/07           1,052,500
                       Parker Drilling Corp.:
       650,000  B+       Debentures, 9.750% due 11/15/06(a)             695,500
     1,350,000  B+       Sr. Notes, 9.750% due 11/15/06               1,444,500
       650,000  BB     Pride Petroleum, Sr. Notes, 9.375% due 5/1/07    695,500
     1,000,000  BB-    Santa Fe Energy Resources, Sr. Sub. Debentures,
                         11.000% due 5/15/04                          1,087,500
       675,000  B2*    Stone Energy Corp., Sr. Sub. Notes,
                         8.750% due 9/15/07                             685,125
--------------------------------------------------------------------------------
                                                                     14,818,937
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Packaged and Branded Food -- 2.9%
$      600,000  B-     B&G Foods Inc., Sr. Sub. Notes, 9.625%
                         due 8/1/07                                   $ 612,000
     1,250,000  B      Imperial Holly Corp., Sr. Sub. Notes,
                         9.750% due 12/15/07                          1,265,625
     1,000,000  BB+    Keebler Corp., Sr. Sub. Notes, 10.750%
                         due 7/1/06                                   1,138,750
       925,000  B      Purina Mills Inc., Sr. Sub. Notes, 9.000%
                         due 3/15/10                                    959,687
       450,000  B2*    Van de Kamp, Inc., Sr. Sub. Notes, 12.000%
                         due 9/15/05                                    504,000
--------------------------------------------------------------------------------
                                                                      4,480,062
--------------------------------------------------------------------------------
Packaging -- 1.4%
     1,025,000  B      Huntsman Packaging Corp., Sr. Sub. Notes,
                         9.125% due 10/1/07                           1,046,781
       550,000# B      Impress Metal Packaging, Sr. Sub. Notes,
                         9.875% due 5/29/07                             327,946
       750,000  B-     Tekni-Plex, Inc., Sr. Sub. Notes, 9.250%
                         due 3/1/08                                     765,000
--------------------------------------------------------------------------------
                                                                      2,139,727
--------------------------------------------------------------------------------
Pharmaceuticals -- 0.8%
     1,150,000  BB     ICN Pharmaceuticals, Inc., Sr. Notes, 9.250%
                         due 8/15/05                                  1,220,438
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.2%
     1,350,000 BB+ SIG Capital Trust, Notes, 9.500% due 8/15/27       1,392,188
       450,000 BB- Veritas Capital Trust, Trust Certificates,
                         10.000% due 1/1/28(a)                          473,063
--------------------------------------------------------------------------------
                                                                      1,865,251
--------------------------------------------------------------------------------
Radio and Television Broadcasting -- 2.3%
       750,000  B3*    SFX Entertainment Inc., Sr. Sub. Notes,
                         9.125% due 2/1/08(a)                           733,125
                       TV Azteca SA de CV:
     1,000,000  Ba3*     Debentures, 10.125% due 2/15/04              1,046,250
     1,700,000  Ba3*     Sr. Notes, 10.500% due 2/15/07               1,806,250
--------------------------------------------------------------------------------
                                                                      3,585,625
--------------------------------------------------------------------------------
Shipping -- 1.8%
       500,000  B+     American Reefer Co. Ltd., First Mortgage Note,
                         10.250% due 3/1/08(a)                          503,750
       450,000  BB     Enterprises Shipholding, Sr. Notes, 8.875%
                         due 5/1/08(a)                                  447,750
                       Sea Containers Ltd.:
       350,000  BB-      Sr. Notes, 7.875% due 2/15/08(a)               346,063
     1,000,000  BB-      Sr. Sub. Debentures, 12.500% due 12/1/04(a)  1,130,000
       400,000  B+     TBS Shipping International Ltd., First
                         Mortgage Notes, 10.000% due 5/1/05(a)          375,000
--------------------------------------------------------------------------------
                                                                      2,802,563
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Specialty Retailers -- 0.4%
$      550,000  B-     Advance Stores, Sr. Sub. Notes, 10.250%
                         due 4/15/08(a)                               $ 559,625
--------------------------------------------------------------------------------
Telecommunications -- 18.6%
     1,250,000  NR     Allegiance Telecom, Inc., Sr. Discount Notes,
                         step bond to yield 11.715% due 2/15/08         718,750
       350,000  NR     American Mobile Satellite, Sr. Notes,
                         12.250% due 4/1/08(a)                          362,250
                       Colt Telecom Group:
     1,250,000  NR       Sr. Sub. Notes, step bond to yield
                           11.726% due 12/15/06                         996,875
       200,000 #       B   Sr. Notes, 10.125% due 11/30/07              361,149
                       Esprit Telecom Group, Sr. Notes:
       575,000  B-       11.500% due 12/15/07                           632,500
     1,050,000# B-       11.500% due 12/15/07                           640,707
       350,000  NR     Facilicom International Inc., Sr. Notes,
                         10.500% due 1/15/08(a)                         361,375
     1,150,000  NR     Firstworld Communications, Sr. Discount Notes,
                         step bond to yield 12.975% due 4/15/08(a)      615,250
     1,225,000  B2*    Fonorola Inc., Sr. Secured Notes, 12.500%
                         due 8/15/02                                  1,368,937
     1,250,000  B      Hermes Europe Railtel, Sr. Notes, 11.500%
                         due 8/15/07                                  1,421,875
     1,600,000  B      Intermedia Communications of Florida, Sr.
                         Discount Notes, step bond to yield 11.212%
                         due 5/15/06                                  1,306,000
                       Iridium LLC Capital Corp.:
       925,000  B-       Notes, 13.000% due 7/15/05                   1,022,125
     2,775,000  B-       Sr. Notes, 14.000% due 7/15/05               3,142,687
     1,650,000  B      Level 3 Communications, Sr. Notes, 9.125%
                         due 5/1/08(a)                                1,637,625
     1,200,000  B+     McLeod, Inc., Sr. Discount Notes, step bond
                         to yield 10.642% due 3/1/07                    900,000
     1,525,000  NR     Metronet Communications, Sr. Notes,
                         12.000% due 8/15/07(a)                       1,759,469
       350,000  B      Netia Holdings, Sr. Notes, 10.250%
                         due 11/1/07(a)                                 360,500
     1,300,000  B      Nextlink Communications, Sr. Notes,
                         12.500% due 4/15/06                          1,504,750
       100,000  NR     Orbital Imaging Corp., Sr. Notes, 11.625%
                         due 3/1/05                                     109,750
     1,000,000  B3*    Pagemart Nationwide Inc., Sr. Discount Notes,
                         step bond to yield 12.278% due 2/1/05          885,000
     1,775,000  Caa2*  Pagemart Wireless, Sr. Discount Notes, step
                         bond to yield 11.250% due 2/1/08             1,091,625
     1,000,000  B-     Primus Telecom Group, Sr. Notes, 11.750%
                         due 8/1/04                                   1,110,000
       500,000  B-     Psinet Inc., Sr. Notes, 10.000% due 2/15/05(a)   515,000
                       Qwest Communications Inc.:
     2,100,000  B+       Sr. Discount Notes, step bond to yield
                           9.248% due 10/15/07                        1,501,500
       400,000  B+       Sr. Notes, 10.875% due 4/1/07                  466,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Telecommunications -- 18.6% (continued) RCN Corp.:
$    2,500,000  B3*      Sr. Discount Notes, step bond to yield
                           10.553% due 10/15/07                     $ 1,662,500
       600,000  B3*      Sr. Notes, 10.000% due 10/15/07                637,500
       490,000  B-     RSL Communications Ltd., Sr. Notes,
                         12.250% due 11/15/06                           557,988
       850,000  B-     Satelites Mexicanos SA, Sr. Notes, 10.125%
                         due 11/1/04(a)                                 868,063
       550,000  NR     Wam!Net Inc., Sr. Discount Notes, step bond
                         to yield 13.250% due 3/1/05                    347,875
--------------------------------------------------------------------------------
                                                                     28,865,625
--------------------------------------------------------------------------------
Textiles -- 0.3%
       700,000# B      Texon International, Sr. Notes, 10.000%
                         due 2/1/08(a)                                  398,857
--------------------------------------------------------------------------------
Thrifts -- 4.9%
     2,875,000  B      First Nationwide Holdings, Sr. Notes,
                         12.500% due 4/15/03                          3,291,875
     1,075,000  B2*    Ocwen Capital Trust, Notes, 10.875% due 8/1/27 1,182,500
     1,000,000  BB-    Ocwen Federal Bank, Sub. Debentures,
                         12.000% due 6/15/05                          1,102,500
     1,400,000  BB-    Ocwen Financial Corp., Notes, 11.875%
                         due 10/1/03                                  1,606,500
       375,000  B-     Saul BF REIT, Sr. Notes, 9.750% due 4/1/08(a)    374,063
--------------------------------------------------------------------------------
                                                                      7,557,438
--------------------------------------------------------------------------------
Transportation Equipment Lessors -- 1.5%
     1,550,000  BB     Airplanes Pass Through Trust Corporate
                         Collateralized Mortgage Obligation, Trust
                         Certificates, Series D, 10.875% due 3/15/19  1,746,184
       575,000  BB     Morgan Stanley Aircraft Finance, Sr. Sub. Notes,
                         8.700% due 3/15/23                             577,875
--------------------------------------------------------------------------------
                                                                      2,324,059
--------------------------------------------------------------------------------
Utilities -- 3.8%
                       Aes Corp., Sr. Sub. Notes:
       325,000  Ba1*     10.250% due 7/15/06                            357,500
       300,000  Ba1*     8.375% due 8/15/07                             306,000
     1,400,000  Ba1*     8.500% due 11/1/07                           1,445,500
                       Calpine Corp., Sr. Notes:
     1,000,000  Ba2*     10.500% due 5/15/06                          1,102,500
       850,000  Ba2*     8.750% due 7/15/07                             877,625
       500,000  BB+    Cleveland Electric, Sr. Notes, 7.430%
                         due 11/1/09(a)                                 516,875
       850,000  BB+    El Paso Electric Co., First Mortgage Bond,
                         8.900% due 2/1/06                              944,563

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT    RATINGS               SECURITY                          VALUE
================================================================================
Utilities -- 3.8% (continued)
$   15,323  BB     Midland Cogeneration Venture Limited Partnership,
                     Midland Funding, Debentures, Series C,
                     10.330% due 7/23/02                            $    16,492
   325,000  BBB-   Niagara Mohawk Power, First Mortgage Bond,
                     7.750% due 5/15/06                                 341,656
--------------------------------------------------------------------------------
                                                                      5,908,711
--------------------------------------------------------------------------------
                   TOTAL CORPORATE BONDS AND NOTES
                   (Cost-- $137,582,418)                            142,348,512
================================================================================
  SHARES                          SECURITY                             VALUE
================================================================================
EXCHANGEABLE PREFERRED STOCK -- 2.6%
Radio and Television Broadcasting -- 2.4%
         3,345         Time Warner, Inc., Series M, 10.250%           3,750,581
--------------------------------------------------------------------------------
Thrifts -- 0.2%
        10,100         California Federal Capital, Series A, 9.125%     277,750
--------------------------------------------------------------------------------
                       TOTAL EXCHANGEABLE PREFERRED STOCK
                       (Cost-- $3,965,319)                            4,028,331
================================================================================
WARRANTS -- 0.3%
Cable Television -- 0.0%
         1,075         Australis Holdings, Expire 10/30/01(b)                 0
         1,950         UIH Australia, Expire 5/15/06(b)                  29,250
           750         Wireless One Inc., Expire 10/15/03(b)                188
--------------------------------------------------------------------------------
                                                                         29,438
--------------------------------------------------------------------------------
Cellular -- 0.0%
         4,950         Clearnet Communications, Expire 9/15/05(a)(b)     29,700
           200         Nextel Communications, Inc., Expire 4/25/99(b)       928
--------------------------------------------------------------------------------
                                                                         30,628
--------------------------------------------------------------------------------
Telecommunications -- 0.3%
         1,250         Colt Telecom, Expire 12/31/06(b)                 125,000
           875         Globalstar LP, Expire 2/15/04(a)(b)              122,938
           925         Iridium LLC Corp., Expire 7/15/05(b)             129,500
        15,250         Metronet Communications, Expire 8/15/07(a)(b)     30,500
         1,000         Primus Telecommunications, Expire 8/1/04(b)       38,000
           700         RSL Communications Ltd., Expire 11/15/06(a)(b)    28,000
--------------------------------------------------------------------------------
                                                                        473,938
--------------------------------------------------------------------------------
                       TOTAL WARRANTS
                       (Cost-- $301,806)                                534,004
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 1998
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT                     SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 5.2%
$    8,060,000     Goldman Sachs, 5.480% due 5/1/98;
                   Proceeds at maturity-- $8,061,225;
                   (Fully collateralized by U.S. Treasury Notes,
                   6.750% due 5/31/99; Market value-- $8,224,729)
                   (Cost-- $8,060,000)                              $  8,060,000
================================================================================
                   TOTAL INVESTMENTS -- 100%
                   (Cost-- $149,909,543**)                          $154,970,847
================================================================================

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)  Nonincome producing security.
#    Represents local currency.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
U.S. GOVERNMENT SECTOR -- 37.1%
U.S. Treasury Obligations -- 16.3%
$       95,000  AAA    U.S. Treasury Notes, 5.625% due 12/31/99(a)  $    95,102
       210,000  AAA    U.S. Treasury Notes, 5.500% due 2/29/00(a)       209,691
     1,235,000  AAA    U.S. Treasury Notes, 5.500% due 3/31/00(a)     1,233,369
     4,285,000  AAA    U.S. Treasury Notes, 6.625% due 6/30/01(a)     4,405,237
      328,000   AAA    U.S. Treasury Notes, 5.750% due 11/30/02(a)      329,023
      280,000   AAA    U.S. Treasury Notes, 5.500% due 2/28/03(a)       278,104
      360,000   AAA    U.S. Treasury Notes, 5.500% due 3/31/03          357,638
     3,665,000  AAA    U.S. Treasury Notes, 6.875% due 5/15/06(a)     3,924,848
      106,000   AAA    U.S. Treasury Notes, 5.500% due 2/15/08          104,649
     1,585,000  AAA    U.S. Treasury Bond, 6.500% due 11/15/26(a)     1,688,056
     3,915,000  AAA    U.S. Treasury Bond, 6.375% due 8/15/27(a)      4,132,674
     6,880,000  AAA    U.S. Treasury Bond, 6.125% due 11/15/27(a)     7,046,220
--------------------------------------------------------------------------------
                                                                     23,804,611
--------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 17.1%
      252,717   AAA    Federal Home Loan Mortgage Corp.,
                         7.143% due 7/1/27                              252,717
       131,680  AAA    Federal National Mortgage Association,
                         7.837% due 5/1/25                              136,617
     7,057,684  AAA    Government National Mortgage Association,
                         7.500% due 6/15/23 through 11/15/27          7,261,302
         1,154  AAA    Government National Mortgage Association,
                         6.000% due 11/20/27                              1,171
     2,801,939  AAA    Government National Mortgage Association,
                         6.500% due 1/15/28 through 2/15/28           2,778,288
     2,128,290  AAA    Government National Mortgage Association,
                         8.000% due 10/15/24 through 3/15/28          2,210,077
     7,866,562  AAA    Government National Mortgage Association,
                         7.000% due 4/15/26 through 4/15/28           7,961,212
        38,000  AAA    Government National Mortgage Association,
                         5.500% due 4/20/28                              38,118
     1,645,000  AAA    Government National Mortgage Association,
                         7.000%(b)                                    1,662,979
     1,605,000  AAA    Government National Mortgage Association,
                         8.000%(b)                                    1,664,176
      348,013   AAA    Government National Mortgage Association II,
                         7.000% due 7/20/24                             354,537
      737,158   AAA    Government National Mortgage Association
                         Platinum, 7.000% due 11/15/26                  749,136
--------------------------------------------------------------------------------
                                                                     25,070,330
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 3.7%
      552,000   AAA    Chemical Master Credit Card Trust,
                         6.230% due 6/15/03                             556,614
      250,000   BBB    Commercial Mortgage Acceptance Corp.,
                         7.110% due 12/15/30                            250,703

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Collateralized Mortgage Obligations -- 3.7% (continued)
$      95,000   AAA    Contimortgage Home Equity Loan Trust,
                         7.670% due 3/15/25                            $ 95,831
                       First Union-Lehman Brothers Commercial Mortgage:
      290,000   AAA      6.600% due 5/18/07                             293,896
      560,000   AAA      6.650% due 6/18/08                             568,487
      415,000   BBB      7.120% due 11/18/12                            414,157
      251,114   AAA    GMAC Commercial Mortgage Securities Inc.,
                         6.240% due 3/18/28                             253,625
      535,000   AAA    Green Tree Financial Corp., 6.240% due 11/1/16   534,080
      188,051   AAA    Green Tree Recreational, Equipment & Consumer,
                         6.550% due 7/15/28                             189,260
      795,000   AAA    Mortgage Capital Funding Inc., 6.663%
                         due 1/18/08                                    810,403
      149,000   BBB    Merrill Lynch Mortgage Investors Inc.,
                         7.116% due 2/15/30                             149,000
                       PNC Mortgage Securities Corp.:
      455,578   AAA      6.600% due 7/25/27                             456,717
      694,974   AAA      7.250% due 7/25/27                             706,919
      170,714   AAA    Rural Housing Trust, 6.330% due 4/1/26           170,271
--------------------------------------------------------------------------------
                                                                      5,449,963
--------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT SECTOR
                       (Cost-- $53,733,017)                          54,324,904
================================================================================
HIGH YIELD SECTOR -- 40.9%
CORPORATE DEBENTURES -- 37.9%
Advertising -- 0.8%
      275,000   B      Adams Outdoor Advertising Ltd., Sr. Notes,
                         10.750% due 3/15/06                            302,500
       450,000  B1*    Lamar Advertising Co., Guaranteed Notes,
                         9.625% due 12/1/06                             479,250
       300,000  B-     Outdoor Communications, Sr. Sub. Notes,
                         9.250% due 8/15/07                             313,875
                       Outdoor Systems, Sr. Sub. Notes:
        15,000  B1*      9.375% due 10/15/06                             15,862
       100,000  B1*      10.875% due 6/15/07                            103,750
--------------------------------------------------------------------------------
                                                                      1,215,237
--------------------------------------------------------------------------------
Aerospace -- 0.4%
        40,000  NR     Argo-Tech Corp., Company Guaranteed,
                         8.625% due 10/1/07                              40,950
       300,000  B1*    BE Aerospace, Sr. Sub. Notes, 8.000%
                         due 3/1/08(c)                                  298,500
        50,000  B+     Derlan Manufacturing, Sr. Notes, 10.000%
                         due 1/15/07                                     52,750
        20,000  B+     Hawk Corp., Sr. Notes, 10.250% due 12/1/03        21,525
        50,000  NR     K&F Industries, Sr. Sub. Notes, 9.250%
                         due 10/15/07                                    52,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Aerospace -- 0.4% (continued)
$       45,000  B2*    L3 Communications Corp., Sr. Sub. Notes,
                         10.375% due 5/1/07                           $  49,612
        20,000  B      Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06     20,800
        75,000  BB     Sequa Corp., Sr. Notes, 9.625% due 10/15/99       77,531
--------------------------------------------------------------------------------
                                                                        613,668
--------------------------------------------------------------------------------
Agriculture -- 0.1%
        25,574  NR     Premium Standard Farms Inc., Sr. Secured Notes,
                         11.000% due 9/17/03                             27,619
      110,000   BB+    Smithfield Foods Inc., Sr. Sub. Notes,
                         7.625% due 2/15/08(c)                          108,900
--------------------------------------------------------------------------------
                                                                        136,519
--------------------------------------------------------------------------------
Airlines -- 0.3%
        90,000  Ba2*   Calair LLC/Calair Corp., Company Guaranteed,
                         8.125% due 4/1/08(c)                            90,000
      150,000   B-     Canadian Airlines, Secured Notes, 10.000%
                         due 5/1/05                                     151,500
                       Trans World Airlines Inc.:
        70,000  NR       11.500% due 12/15/04                            74,375
        90,000  NR       11.375% due 3/1/06(c)                           90,000
--------------------------------------------------------------------------------
                                                                        405,875
--------------------------------------------------------------------------------
Automotive -- 0.5%
        35,000  B      Blue Bird Body Co., Sr. Sub. Notes,
                         10.750% due 11/15/06                            38,806
        25,000  NR     Cambridge Industries Inc., Company
                         Guaranteed Notes, 10.250% due 7/15/07           26,187
        25,000  B      Delco Remy International Inc., Company
                         Guaranteed, 10.625% due 8/1/06                  27,562
        95,000  BB+    Lear Corp., Sub. Notes, 9.500% due 7/15/06       104,975
       120,000  NR     Motors & Gear, Sr. Notes, 10.750% due 11/15/06   130,950
       300,000  NR     Navistar International Inc., Sr. Sub. Notes,
                         8.000% due 2/1/08                              299,625
        60,000  B-     Safety Components International Inc., Sr.
                         Sub. Notes, 10.125% due 7/15/07                 62,775
--------------------------------------------------------------------------------
                                                                        690,880
--------------------------------------------------------------------------------
Banking -- 0.9%
       200,000  B+     Chevy Chase Savings Bank, Sub. Debenture,
                         9.250% due 12/1/05                             206,500
        30,000  BB     Colonial Capital II, Company Guaranteed,
                         8.920% due 1/15/27                              32,850
       500,000  B      First Nationwide Parent Holdings Ltd., Sr. Notes,
                         12.500% due 4/15/03                            572,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Banking -- 0.9% (continued)
$       30,000  B+     Imperial Credit Industries, Sr. Notes,
                         9.875% due 1/15/07                          $   29,475
                       Korean Development Bank, Bonds:
       100,000  BB+      7.125% due 9/17/01                              94,750
        25,000  BB+      7.375% due 9/17/04                              23,000
        45,000  BB+    North Fork Bancorp, Sr. Notes, 8.700%
                         due 12/15/26                                    48,262
        30,000  B2*    Ocwen Capital Trust, Guaranteed Notes,
                         10.875% due 8/1/27                              33,000
        45,000  BB-    Ocwen Federal Bank, Sub. Debenture,
                         12.000% due 6/15/05                             49,612
        25,000  BB-    Ocwen Financial Corp., Notes, 11.875%
                         due 10/1/03                                     28,687
        60,000  B-     Provident Capital Trust, Guaranteed Notes,
                         8.600% due 12/1/26                              63,675
       35,000   Caa*   Resource America Inc., Sr. Notes,
                         12.000% due 8/1/04                              36,837
       30,000   Baa*   Riggs Capital Trust, 8.625% due 12/31/26(c)       31,912
       40,000   BB-    Webster Capital Trust Inc., Bonds, 9.360%
                         due 1/29/27(c)                                  44,600
--------------------------------------------------------------------------------
                                                                      1,295,660
--------------------------------------------------------------------------------
Beverages -- 0.2%
      325,000   NR     Canandaigua Brands, Sr. Sub. Notes,
                         8.750% due 12/15/03                            335,968
--------------------------------------------------------------------------------
Broadcasting -- 1.2%
        85,000  B-     Acme Television Financial, Sr. Discount Notes,
                         step bond to yield 10.875% due 9/30/04          69,912
        90,000  NR     Allbritton Communication, Sr. Sub. Notes,
                         8.875% due 2/1/08                               90,675
        55,000  BB-    Antenna TV SA, Sr. Notes, 9.000% due 8/1/07       56,100
       200,000  B-     Benedek Communications, Sr. Discount Notes,
                         step bond to yield 13.893% due 5/15/06         160,000
       155,000  B-     Capstar Broadcasting, Sr. Discount Notes,
                         step bond to yield 12.750% due 2/1/09          116,637
        40,000  B+     Central Europe Media Enterprises, Sr. Notes,
                         9.375% due 8/15/04                              39,700
        60,000  BB-    Globo Communicacoes Parts, Company Guaranteed,
                         10.500% due 12/20/06(c)                         61,275
        15,000  B-     Gray Communications System, Guaranteed Notes,
                         10.625% due 10/1/06                             16,462
                       Jacor Communications Co., Company Guaranteed:
        30,000  NR       9.750% due 12/15/06                             32,700
       140,000  NR       8.750% due 6/15/07                             146,300
       183,000  NR     Petracom Holdings Inc., Sr. Discount Notes,
                         zero coupon due 2/1/03                         183,146
       180,000  NR     Radio One Inc., Sr. Sub. Notes, 7.000%
                         due 5/15/04                                    183,825
       100,000  BB+    Rogers Cablesystems of America Inc.,
                         10.125% due 9/1/12                             109,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Broadcasting -- 1.2% (continued)
$       80,000  B3*    SFX Entertainment Inc., Sr. Sub. Notes,
                         9.125% due 2/1/08                            $  78,200
        60,000  B      Spanish Broadcasting Systems Inc., Sr. Notes,
                         11.000% due 3/15/04                             65,850
       300,000  B2*    Sullivan Broadcasting Inc., Sr. Sub. Notes,
                         10.250% due 12/15/05                           324,000
        25,000  Ba3*   TV Azteca SA, Guaranteed Sr. Notes,
                         10.500% due 2/15/07                             26,562
        55,000  B      UIH Australia Pacific Inc., Sr. Discount Notes,
                         step bond to yield 12.775% due 5/15/06          39,187
--------------------------------------------------------------------------------
                                                                      1,800,031
--------------------------------------------------------------------------------
Building/Construction -- 0.4%
        50,000  B      American Architectural, Sr. Notes,
                         11.750% due 12/1/07(c)                          52,500
        55,000  B      Atrium Inc., Sr. Sub. Notes, 10.500%
                        due 11/15/06 58,437
        90,000  B-     Brand Scaffold Services Inc., Sr. Notes,
                         10.250% due 2/15/08(c)                          93,037
        20,000  BB     Building Materials Corp., Sr. Notes,
                         8.625% due 12/15/06                             20,650
        25,000  BB-    Johns Manville International Group, Sr. Notes,
                         10.875% due 12/15/04                            28,062
       150,000  Ba2*   Southdown Inc., Sr. Sub. Notes, 10.000%
                         due 3/1/06                                     166,687
       150,000  BB-    Triangle Pacific Corp., Sr. Notes, 10.500%
                         due 8/1/03                                     158,812
        50,000  CC     Waxman Industries Inc., Sr. Secured
                         Deferred Notes, step bond to yield 12.750%
                           due 6/1/04                                    38,437
--------------------------------------------------------------------------------
                                                                        616,622
--------------------------------------------------------------------------------
Capital Goods -- 0.3%
       330,000  NR     MCII Holdings, Sr. Discount Notes, step
                         bond to yield 12.109% due 11/15/02             311,850
       110,000  B      Morris Materials Handling, Sr. Notes, 9.500%
                         due 4/1/08(c)                                  108,350
        20,000  NR     Roller Bearing Co. Inc., Sr. Sub. Notes,
                         9.625% due 6/15/07                              20,600
--------------------------------------------------------------------------------
                                                                        440,800
--------------------------------------------------------------------------------
Casinos -- 1.4%
       150,000  B+     Argosy Gaming Co., Company Guaranteed Notes,
                         13.250% due 3/15/04                            169,125
        55,000  B+     Aututote Corp., Guaranteed Notes, 10.875%
                         due 8/1/04                                      59,056
        60,000  B+     Casino America Inc., Sr. Notes,12.50%
                         due 8/1/03                                      67,350
       275,000  B+     Coast Hotels Casinos Inc., Guaranteed Notes,
                         13.000% due 12/15/02                           315,562
       386,600  NR     Colorado Gaming Entertainment Co., Sr. Notes,
                         12.000% due 6/1/03                             418,011

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Casinos -- 1.4% (continued)
$       75,000  BB     Empress River Casino Financial Corp.,
                         Guaranteed Sr. Notes, 10.750% due 4/1/02     $  81,937
         1,000  B      Greath Bay Property Funding, 1st Mortgage
                         Notes, 10.875% due 1/15/04                         835
       125,000  B+     Lady Luck Gaming Financial Corp., Guaranteed
                         1st Mortgage Notes, 11.875% due 3/1/01         129,843
        22,000  NR     Louisiana Casino Cruises, 1st Mortgage Notes,
                         11.500% due 12/1/98                             22,357
       125,000  B+     Mohegan Tribal Gaming, Sr. Notes,
                         13.500% due 11/15/02                           161,406
        75,000  BB-    Players International Inc., Sr. Notes,
                         10.875% due 4/15/05                             81,843
       175,000  Caa*   PRT Funding Corp., Sr. Notes, 11.625%
                         due 4/15/04                                    120,531
       185,000  B1*    Trump Atlantic City Funding Inc., 1st
                         Mortgage Notes, 11.250% due 5/1/06             185,000
       230,000  NR     Trump Castle Funding, 10.250% due 4/30/03(c)     232,300
--------------------------------------------------------------------------------
                                                                      2,045,156
--------------------------------------------------------------------------------
Chemicals -- 0.9%
       125,000  BB-    Acetex Corp., Sr. Notes, 9.750% due 10/1/03      129,531
       100,000  B+     Huntsman Corp., Sr. Sub. Notes, 9.094%
                         due 7/1/07(c)                                  100,250
       200,000  BB-    ISP Holding Inc., Sr. Notes, 9.750%
                         due 2/15/06                                    212,500
        50,000  NR     Koppers Industry Inc., Sr. Sub. Notes,
                         9.875% due 12/1/07                              52,875
        75,000  B      NL Industries, Sr. Notes, step bond to yield
                         11.551% due 10/15/05                            76,500
       200,000  NR     PCI Chemicals, Sr. Notes, 9.250% due 10/15/07    201,750
        30,000  B+     Pioneer Americas Acquisition, Guaranteed Notes,
                         9.250% due 10/15/07                             30,450
                       Polymer Group Inc., Sr. Sub. Notes:
        75,000  B        9.000% due 7/1/07(c)                            77,625
        70,000  B        8.750% due 3/1/08                               71,225
       115,000  B2*    Polytama International Finance, Guaranteed
                         Secured Notes, 11.250% due 6/15/07              66,700
        25,000  BB-    Sifto Canada Inc., Guaranteed Secured Notes,
                         8.500% due 7/15/00                              26,000
        80,000  B-     Sovereign Specialty Chemicals, Sr. Sub. Notes,
                         9.500% due 8/1/07(c)                            84,600
       105,000  NR     Sterling Chemicals Holdings Inc., Sr.
                         Secured Discount Notes, step bond to
                           yield 13.500% due 8/15/08                     60,900
        65,000  BB-    Trikem SA, Bonds, 10.625% due 7/24/07(c)          59,800
--------------------------------------------------------------------------------
                                                                      1,250,706
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Conglomerates -- 0.1%
$       25,000  NR     CIA Latino Americana, Guaranteed Notes,
                         11.625% due 6/1/04(c)                         $ 25,562
        45,000  NR     DESC, SA, Company Guaranteed, 8.750%
                         due 10/15/07(c)                                 44,100
       110,000  NR     McAndrews & Forbes Holdings, Debentures,
                         13.000% due 3/1/99                             110,000
--------------------------------------------------------------------------------
                                                                        179,662
--------------------------------------------------------------------------------
Consumer Products -- 0.7%
        70,000  NR     Carson Inc., Sr. Sub. Notes, 10.375% due 11/1/07  71,137
        60,000  B2*    Chattem Inc., Sr. Sub. Notes, 8.875%
                         due 4/1/08(c)                                   60,600
       150,000  Ba3*   Coty Inc., Sr. Sub. Notes, 10.250% due 5/1/05    159,750
                       French Fragrance Inc., Sr. Notes:
        30,000  B+       10.375% due 5/15/07                             32,175
        40,000  B+       10.375% due 5/15/07(c)                          42,900
        15,000  NR     Hedstrom Holdings Inc., Sr. Discount Notes,
                         step bond to yield 12.000% due 6/1/09            9,300
       110,000  NR     Interact Systems Inc., Sr. Discount Notes,
                         step bond to yield 14.000% due 8/1/03           43,862
       100,000  B      Packaged Ice, Sr. Notes, 9.750% due 2/1/05       102,000
       325,000  B-     Revlon Consumer Products Corp., Sr. Notes,
                         8.625% due 2/1/08(c)                           325,000
        45,000  B-     Sealy Mattress Co., Sr. Sub. Notes,
                         9.875% due 12/15/07(c)                          47,700
        80,000  B      Selmer Co. Inc., Sr. Sub. Notes, 11.000%
                         due 5/15/00                                     88,500
--------------------------------------------------------------------------------
                                                                        982,924
--------------------------------------------------------------------------------
Consumer Services -- 0.2%
        25,000  NR     Amscam Holdings Inc., Sr. Sub. Notes,
                         9.875% due 12/15/07                             26,093
       252,000  B+     Coinmach Corp., Sr. Notes, 11.750% due 11/15/05  282,240
        85,000  Caa*   Icon Fitness Corp., Sr. Discount Notes,
                         step bond to yield 14.000% due 11/15/06         45,050
--------------------------------------------------------------------------------
                                                                        353,383
--------------------------------------------------------------------------------
Containers -- 0.2%
        50,000  B      AEP Industries Inc., Sr. Sub. Notes,
                         9.875% due 11/15/07(c)                          52,875
        50,000  BB+    Owen-Illinois Inc., Sr. Notes, 8.100%
                         due 5/15/07                                     52,937
        30,000  BB-    Printpack Inc., Sr. Notes, 9.875% due 8/15/04     32,025
        60,000  NR     Radnor Holdings Inc., Sr. Notes, 10.000%
                         due 12/1/03                                     63,000
       105,000  Ba3*   Vicap SA, Guaranteed Sr. Notes, 10.250%
                         due 5/15/02(c)                                 109,462
--------------------------------------------------------------------------------
                                                                        310,299
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Defense -- 0.2%
$      150,000  B+     Alliant Tech Systems Inc., Sr. Sub. Notes,
                         11.750% due 3/1/03                            $163,875
        55,000  B+     Tracor Inc., Sr. Sub. Debentures, 8.500%
                         due 3/1/07                                      60,087
        50,000  BBB    United Defense Industries Inc., Sr. Sub. Notes,
                         8.750% due 11/15/07                             51,125
--------------------------------------------------------------------------------
                                                                        275,087
--------------------------------------------------------------------------------
Electric -- 0.1%
       105,000  B-     Panda Global, Guaranteed Notes, 12.500%
                         due 4/15/04                                    100,668
--------------------------------------------------------------------------------
Electronics -- 0.2%
        80,000  Ba1*   AES Corp., Sr. Sub. Notes, 8.375% due 8/15/07     81,600
        70,000  B1*    DII Group Inc., Sr. Sub. Notes, 8.500%
                         due 9/15/07                                     70,525
        35,000  B-     HCC Industries, Company Guaranteed, 10.750%
                         due 5/15/07                                     36,662
        60,000  Ba1*   Samsung Electric, Company Guaranteed Notes,
                         9.750% due 5/1/03(c)                            60,150
--------------------------------------------------------------------------------
                                                                        248,937
--------------------------------------------------------------------------------
Energy -- 0.4%
        60,000  B2*    Coho Energy Inc., Sr. Sub. Notes, 8.875%
                         due 10/15/07                                    56,400
        80,000  B      Dailey International Inc., Sr. Notes, 9.500%
                         due 2/15/08                                     80,600
        80,000  BB+    Market Hub Partners, Sr. Notes, 8.250%
                         due 3/1/08                                      81,600
        80,000  B3*    Michael Petroleum, Sr. Notes, 11.500%
                         due 4/1/05(c)                                   79,400
       100,000  CC     Petsec Energy Inc., Sr. Sub. Notes, 9.500%
                         due 6/15/07                                    101,500
        45,000  BB     Pride International Inc., Sr. Notes, 9.375%
                         due 5/1/07                                      48,150
                       Trico Marine Services Inc., Sr. Notes:
        60,000  BB-      8.500% due 8/1/05(c)                            60,300
       100,000  BB-      8.500% due 8/1/05                              101,000
--------------------------------------------------------------------------------
                                                                        608,950
--------------------------------------------------------------------------------
Entertainment -- 2.4%
       200,000  B      AMC Entertainment Inc., Sr. Notes, 9.500%
                         due 3/15/09                                    210,750
        45,000  B-     ATC Group Services Inc., Sr. Sub. Notes,
                         12.000% due 1/15/08(c)                          45,731
       175,000  B      Cinemark USA Inc., Sr. Sub. Notes, 9.625%
                         due 8/1/08                                     183,750
       200,000  B-     Fitzgeralds Gaming Corp., Company Guaranteed,
                         12.250% due 12/15/04(c)                        203,250
                       Fox Kids Worldwide Inc.:
       210,000  B1*      Sr. Discount Notes, step bond to yield
                           10.250% due 11/1/07(c)                       134,137
       275,000  B1*      Sr. Notes, 9.250% due 11/1/07(c)               272,250
       220,000  B1*    Fox/Liberty Networks, Sr. Notes, 8.875%
                         due 8/15/07                                    225,500
        60,000  B+     Paragon Corp., Sr. Notes, 9.625% due 4/1/08(c)    61,050

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Entertainment -- 2.4% (continued)
                       Premier Parks Inc.:
$      500,000  B-       Sr. Discount Notes, step bond to yield
                           10.000% due 4/1/08                         $ 319,375
       250,000  B+       Sr. Notes, 12.000% due 8/15/03                 277,812
        50,000  B+       Sr. Notes, 9.750% due 1/15/07                   54,000
        50,000  B-     PX Escrow Corp., Sr. Discount Notes, step
                         bond to yield 9.625% due 2/1/06(c)              35,687
       250,000  BB     Regal Cinemas Inc., Sr. Sub. Notes, 8.500%
                         due 10/1/07                                    254,375
       110,000  B-     Silver Cinemas, Sr. Sub. Notes, 10.500%
                         due 4/15/05(c)                                 112,475
       400,000  B-     Six Flags Theme Parks Inc., Sr. Sub.
                         Discount Notes, step bond to yield 7.958%
                           due 6/15/05                                  447,000
       100,000  B-     United Artists Theaters, Sr. Sub. Notes,
                         9.750% due 4/15/08(c)                          101,375
       600,000  BB-    Viacom Inc., Sub. Debenture, 8.000% due 7/7/06   610,500
--------------------------------------------------------------------------------
                                                                      3,549,017
--------------------------------------------------------------------------------
Environment -- 0.1%
       130,000  B+     Allied Waste Industry Inc., Sr. Discount Notes,
                         step bond to yield 11.300% due 6/1/07           95,387
        65,000  B+     Allied Waste North America Inc., Guaranteed
                         Notes, 10.250% due 12/1/06                      72,150
--------------------------------------------------------------------------------
                                                                        167,537
--------------------------------------------------------------------------------
Financial Services -- 0.8%
        65,000  BB-    Aames Financial Corp., Guaranteed Notes,
                         9.125% due 11/1/03                              65,325
        45,000  BB     Albank Capital Trust, Guaranteed Notes,
                         9.270% due 6/6/27                               50,647
        55,000  BB+    Conti Financial Corp., Sr. Notes, 8.375%
                         due 8/15/03                                     57,956
        60,000  B1*    Delta Financial Corp., Sr. Notes, 9.500%
                         due 8/1/0459,700
        30,000  BB     Dime Capital Trust I, Bank Guaranteed,
                         9.330% due 5/6/27                               34,275
        30,000  B+     Dollar Financial Corp., Sr. Notes, 10.875%
                         due 11/15/06                                    32,850
        30,000  Ba1*   Greenpoint Capital Trust, Guaranteed Notes,
                         9.100% due 6/1/27                               33,037
        60,000  B+     Imperial Credit Capital Trust, Company
                         Guaranteed, 10.250% due 6/15/32(c)              59,550
        40,000  B-     Nationwide Credit, Sr. Notes, 10.250%
                         due 1/15/08(c)                                  40,900
        30,000  B-     Outsourcing Solutions Inc., Sr. Sub. Notes,
                         11.000% due 11/1/06                             33,037
       450,000  B-     Republic of Korea, Unsubordinated, 8.875%
                         due 4/15/08                                    442,687
        45,000  NR     Sovereign Capital Trust, Company Guaranteed,
                         9.000% due 4/1/07                               48,825

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Financial Services -- 0.8% (continued)
$      150,000  BB+    Tanger Properties L.P., Guaranteed Notes,
                         8.750% due 3/11/01                          $  155,062
--------------------------------------------------------------------------------
                                                                      1,113,851
--------------------------------------------------------------------------------
Foods -- 0.7%
                       Ameriserve Food Distribution Inc.,
                         Guaranteed Notes:
        95,000  B+       8.750% due 10/15/06                             97,968
        45,000  B-       10.125% due 7/15/07                             48,656
                       Aurora Foods Inc., Sr. Sub. Notes:
        20,000  B        9.875% due 2/15/07                              21,400
       130,000  B-       9.875% due 2/15/07                             139,100
       250,000  B      FRD Acquisition, Sr. Notes, 12.500% due 7/15/04  276,250
        20,000  NR     Leiner Health Products Group, Sr. Sub. Notes,
                         9.625% due 7/10/07                              21,725
        40,000  B+     NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07     41,200
        15,000  NR     Nebco Evans Holding Co., Sr. Discount Notes,
                         step bond to yield 12.375% due 7/15/07          10,181
       120,000  B      Purina Mills Inc., Sr. Sub. Notes, 9.000%
                         due 3/15/10(c)                                 124,500
       170,000  B-     RAB Enterprises, Sr. Notes, 10.500%
                         due 5/1/05(c)                                  171,700
        45,000  B      Southern Foods Group, Sr. Sub. Notes,
                         9.875% due 9/1/07(c)                            47,700
        15,000  NR     Windy Hill Pet Food Co., Sr. Sub. Notes,
                         9.750% due 5/15/07                              15,862
--------------------------------------------------------------------------------
                                                                      1,016,242
--------------------------------------------------------------------------------
Gaming -- 0.2%
        30,000  B1*    Penn National Gaming, Sr. Notes, 10.625%
                         due 12/15/04(c)                                 31,537
       200,000  B      Showboat Marina, 1st Mortgage Notes,
                         13.500% due 3/15/03                            238,250
--------------------------------------------------------------------------------
                                                                        269,787
--------------------------------------------------------------------------------
Gas & Oil Exploration -- 0.3%
                       Benton Oil Gas Co., Sr. Notes:
       100,000  B+       11.625% due 5/1/03                             108,000
        15,000  B+       9.375% due 11/1/07                              15,037
                       Chesapeake Energy Corp., Guaranteed Notes:
       130,000  B+       9.625% due 5/1/05(c)                           131,625
        50,000  B+       9.125% due 4/15/06                              49,625
                       Southwest Royalties Inc., Guaranteed Notes:
        40,000  NR       10.500% due 10/15/04                            36,050
        20,000  B        10.500% due 10/15/04                            18,025
       128,094  B-     Transtexas Gas Corp., Sr. Sub. Notes,
                         13.750% due 12/31/01                           143,625
--------------------------------------------------------------------------------
                                                                        501,987
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Health Care -- 1.8%
$       80,000  B      Alaris Medical System Inc., Company Guaranteed,
                         9.750% due 12/1/06                           $  84,900
       100,000  B      Dade International Inc., Sr. Sub. Notes,
                         11.125% due 5/1/06                             111,375
       125,000  B2*    Extendicare Health Services, Sr. Sub. Notes,
                         9.350% due 12/15/07(c)                         130,156
       150,000  Ba3*   Frensenius Medical Capital Trust II,
                         Guaranteed Notes, 7.875% due 2/1/08(c)         150,750
       100,000  NR     Genesis Eldercare Co., Sr. Sub. Notes,
                         9.000% due 8/1/07                              102,750
        50,000  B2*    Genesis Health Ventures, Sr. Sub. Notes,
                         9.250% due 10/1/06                              51,625
       300,000  B-     Graphic Controls Corp., Sr. Sub. Notes,
                         12.000% due 9/15/05                            336,750
       150,000  BB     ICN Pharmaceuticals Inc., Sr. Notes,
                         9.250% due 8/15/05                             159,187
       105,000  CC     Imagyn Medical Technology, Guaranteed Notes,
                         12.500% due 4/1/04                              60,900
        55,000  B-     Kinetic Concepts, Guaranteed Notes,
                         9.625% due 11/1/07                              56,100
       170,000  B-     Magellan Health Services, Sr. Sub. Notes,
                         9.000% due 2/15/08(c)                          169,362
       120,000  B-     Paracelsus Health, Sr. Sub. Notes, 10.000%
                         due 8/15/06                                    124,800
       310,000  B-     Paragon Health, Sr. Sub. Notes, step bond
                         to yield 9.843% due 11/1/07                    201,887
        50,000  NR     Pharmaceutical Fine Chemicals Inc., Sr.
                         Sub. Notes, 9.750% due 11/15/07(c)              51,687
       100,000  BB-    Quorum Health Group, Sr. Sub. Notes,
                         8.750% due 11/1/05                             105,000
       115,000  B2*    Sun Healthcare Group Inc., Sr. Sub. Notes,
                         9.500% due 7/1/07(c)                           120,750
                       Tenet Healthcare Corp.:
        50,000  BB+      Sr. Notes, 9.625% due 9/1/02                    56,437
        45,000  BB+      Sr. Notes, 8.000% due 1/15/05                   46,237
       100,000  BB-      Sr. Sub. Notes, 10.125% due 3/1/05             111,375
       245,000  BB-      Sr. Sub. Notes, 8.625% due 1/15/07             254,800
       100,000  NR     Wright Medical Technology Inc., Sr. Sub. Notes,
                         11.750% due 7/1/00                              98,750
--------------------------------------------------------------------------------
                                                                      2,585,578
--------------------------------------------------------------------------------
Hotels -- 0.2%
       250,000  BB-    Host Marriott Travel Plaza, Sr. Notes,
                         9.500% due 5/15/05                             270,937
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Industrial Goods & Services -- 0.3%
$     280,000   BB-    Cathay International Ltd., Sr. Notes,
                         13.000% due 4/15/08(c)                        $282,100
        35,000  NR     Celestica International Inc., Sr. Sub. Notes,
                         10.500% due 12/31/06                            38,500
        70,000  B      Flextronics International, Sr. Sub. Notes,
                         8.750% due 10/15/07                             70,787
        45,000  B-     Panaco Inc., Guaranteed Notes, 10.625%
                         due 10/1/04                                     45,562
--------------------------------------------------------------------------------
                                                                        436,949
--------------------------------------------------------------------------------
Insurance -- 0.1%
       148,000  BB+    Reliance Group Holdings Inc., Sr. Notes,
                         9.000% due 11/15/00                            155,585
--------------------------------------------------------------------------------
Lodging -- 0.2%
        40,000  B      Bluegreen Corp., Sr. Notes, 10.500%
                         due 4/1/08(c)                                   40,100
        85,000  B-     Club Regina Resorts Inc., Units, 13.000%
                         due 12/1/04(c)                                  90,950
        90,000  B1*    Prime Hospitality Corp., Sr. Sub. Notes,
                         9.750% due 4/1/07                               96,750
--------------------------------------------------------------------------------
                                                                        227,800
--------------------------------------------------------------------------------
Media - Cable -- 3.1%
                       Adelphia Communications Corp. Sr. Notes:
       100,000  B        10.250% due 7/15/00                            104,500
        25,000  B        12.500% due 5/15/02                             25,968
         7,493  B        9.500% due 2/15/04 Payment-in-Kind               7,886
        40,000  NR     Azteca Holdings, Sr. Notes, 11.000% due 6/15/02   41,700
       140,000  BB-    Century Communication Corp., Sr. Notes,
                         9.500% due 3/1/05                              150,850
       190,000  Ba3*   Chancellor Media Corp., Sr. Sub. Notes,
                         9.375% due 10/1/04                             199,025
       250,000  B      Charter Communications Southeast Holdings,
                         Sr. Discount Notes, step bond to yield
                         14.000% due 3/15/07                            201,250
       305,000  B-     Citadel Broadcasting, Sr. Sub. Notes, 10.250%
                         due 7/1/07                                     337,025
       250,000  BB+    Comcast Corp., Sr. Sub. Debentures, 9.500%
                         due 1/15/08                                    264,687
       200,000  B2*    Comcast UK Cable, Debenture, step bond
                         to yield 10.435% due 11/15/07                  165,750
                       CSC Holdings Inc., Sr. Sub. Notes:
        25,000  BB-      9.875% due 2/15/13                              27,562
       100,000  BB-      10.500% due 5/15/16                            117,375
       150,000  BB-      9.875% due 4/1/23                              166,687
                       Diamond Cable Communication PLC, Sr.
                         Discount Notes:
       100,000  B        Step bond to yield 10.920% due 9/30/04          92,750
       225,000  B        Step bond to yield 11.468% due 12/15/05        179,437
       255,000  B-       Step bond to yield 10.253% due 2/15/07         181,050

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Media - Cable -- 3.1% (continued)
$      310,000  NR     Diva Systems Corp., Units, step bond to yield
                         12.625% due 3/1/08(c)                        $ 170,500
       200,815  B3*    Falcon Holding Group L.P., Sr. Sub. Notes,
                         11.000% due 9/15/03 Payment-In-Kind            215,625
        60,000  BB-    Globo Communicacoes Par, Sr. Notes,
                         10.625% due 12/5/08(c)                          60,975
        80,000  B2*    Innova S. de R.L., Sr. Notes, 12.875%
                         due 4/1/07                                      86,700
       500,000  B-     International Cabletel Inc., Sr. Notes,
                         step bond to yield 11.173% due 2/1/06          400,625
       100,000  B+     Jones Intercable, Sr. Sub. Debentures,
                         10.500% due 3/1/08                             109,250
       215,000  NR     Knology Holdings Inc., Units, step bond
                         to yield 11.875% due 10/15/07                  130,075
       140,000  B      Marcus Cable Capital Corp., Sr. Discount Notes,
                         step bond to yield 11.174% due 8/1/04          134,050
       305,000  B-     NTL Inc., Sr. Notes, 10.000% due 2/15/07         329,400
        50,000  B2*    Pegasus Media & Communications, Notes,
                         12.500% due 7/1/05                              57,375
        50,000  BBB    Telecommunication Inc., Notes, 9.250%
                         due 1/15/23                                     56,312
       115,000  BBB    Time Warner Inc., Debentures, 8.180%
                         due 8/15/07                                    126,931
       220,000  B      UIH Australia Inc., Sr. Discount Notes,
                         step bond to yield 14.000% due 5/15/06         156,750
       220,000  NR     United International Holdings Inc.,
                         Sr. Discount Notes, step bond to yield
                         10.750% due 2/15/08                            138,875
                       Wireless One Inc.:
        55,000  CC       Sr. Discount Notes, step bond to yield
                           13.500% due 10/15/03                          14,300
       100,000  CC       Units, 13.500% due 8/1/06                       25,000
--------------------------------------------------------------------------------
                                                                      4,476,245
--------------------------------------------------------------------------------
Metals -- 0.7%
        25,000  B+     Acindar Industria Argentina, Bonds,
                         11.250% due 2/15/04                             26,250
       140,000  Ba3*   Ameristeel Corp., Sr. Notes, 8.750%
                         due 4/15/08(c)                                 141,400
       150,000  NR     Anker Coal Group Inc., Sr. Notes, 9.750%
                         due 10/1/07                                    145,875
        50,000  B2*    Armco Inc., Sr. Notes, 9.000% due 9/15/07         52,000
        60,000  B      Continental Global Group, Sr. Notes, 11.000%
                         due 4/1/07                                      63,900
       150,000  BB-    Great Lakes Carbon Corp., Sr. Notes,
                         10.000% due 1/1/06                             163,312
       150,000  BB     Hylsa SA DA CV, Bonds, 9.250% due 9/15/07(c)     149,625
       100,000  B1*    UCAR Global Enterprises Inc., Sr. Sub. Notes,
                         12.000% due 1/15/05                            112,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Metals -- 0.7% (continued)
$      100,000  B      Weirton Steel Corp., Sr. Notes, 11.375%
                         due 7/1/04                                  $  107,000
        80,000  B-     WHX Corp., Sr. Sub. Notes, 10.500%
                         due 4/15/05(c)                                  81,800
--------------------------------------------------------------------------------
                                                                      1,043,412
--------------------------------------------------------------------------------
Miscellaneous -- 2.0%
        45,000  B2*    Abraxas Petroleum Corp., Sr. Notes,
                         11.500% due 11/1/04                             46,800
       120,000  B-     Decora Industries, Secured Notes, 11.000%
                         due 5/15/05(c)                                 117,150
        80,000  BB-    Espirito Santo-Escelsa, Sr. Notes, 10.000%
                         due 7/15/07(c)                                  77,200
       100,000  B+     Global Health Sciences, Sr. Notes, 11.000%
                         due 5/1/08(c)                                  101,500
        70,000  B-     Gothic Productions, Sr. Notes, 11.125%
                         due 5/1/05(c)                                   70,350
       170,000  B      Grove Worldwide, Sr. Sub. Notes, 9.250%
                         due 5/1/08(c)                                  170,000
       190,000  BB     GS Superhighway, Sr. Notes, 9.875% due 8/15/04   163,400
       240,000  B      IPC Information Systems, Sr. Discount Notes,
                         step bond to yield 10.875% due 5/1/08          177,000
                       Iron Mountain Inc.:
        50,000  B-       Company Guaranteed, 10.125% due 10/1/06         54,750
       125,000  B-       Guaranteed Notes, 8.750% due 9/30/09           128,750
                       Isle of Capri Capital Corp., 1st Mortgage Notes:
       300,000  B-       13.000% due 8/31/04                            310,125
        50,000  NR       13.000% due 8/31/04                             51,687
        50,000  B-     Jackson Products Inc., Guaranteed Notes,
                         9.500% due 4/15/05(c)                           50,500
       125,000  B      Johnstown America Industries, Guaranteed Notes,
                         11.750% due 8/15/05                            140,000
       250,000  B+     Kitty Hawk Inc., Guaranteed Notes, 9.950%
                         due 11/15/04                                   258,750
       100,000  BB-    MDC Holdings Inc., Notes, 11.125%
                         due 12/15/03                                   110,375
        30,000  BB     Newport News Shipbuilding, Sr. Notes,
                         8.625% due 12/1/06                              31,425
       120,000  NR     Ocean Energy Inc., Guaranteed Notes,
                         8.875% due 7/15/07                             126,300
       110,000  NR     Orbital Imaging Corp., Units, 11.625%
                         due 3/1/05                                     120,725
        30,000  BBB    Perez Companc, Bonds, 9.000% due 1/30/04          30,337
       117,000  B-     Pierce Leahy Corp., Sr. Sub. Notes,
                         11.125% due 7/15/06                            132,502
        15,000  B+     Pogo Producing Co., Sr. Sub. Notes, 8.750%
                         due 5/15/07                                     15,450
        60,000  CC     Presley Co., Sr. Notes, 12.500% due 7/1/01        57,750
       305,000  BBB    SB Treasury Co., Bonds, 9.400% due 12/29/49      314,531
        40,000  B-     Williams Scotsman Inc., Sr. Notes, 9.875%
                         due 6/1/07                                      42,400
        80,000  NR     XCL Ltd. Unit, Sr. Secured Discount Notes,
                         13.500% due 5/1/04(c)                          104,000
-------------------------------------------------------------------------------
                                                                      3,003,757
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Oil & Gas -- 1.0%
--------------------------------------------------------------------------------
$       45,000  B+     DI Industries, Sr. Notes, 8.875% due 7/1/07  $    46,237
        70,000  B-     Ram Energy Inc., Sr. Notes, 11.500%
                         due 2/15/08                                     70,000
                       Transamerica Energy Corp.:
       855,000  B+       Sr. Discount Notes, step bond to yield
                           13.000% due 6/15/02                          724,612
       380,000  NR       Sr. Notes, 11.500% due 6/15/02                 374,300
       320,000  B3*      Sr. Secured Discount Notes, 13.000%
                           due 6/15/02                                  271,200
        30,000  NR     Wiser Oil Co., Sr. Sub. Notes, 9.500%
                         due 5/15/07                                     28,950
--------------------------------------------------------------------------------
                                                                      1,515,299
--------------------------------------------------------------------------------
Paper -- 1.5%
       350,000  NR     APP Global Finance Ltd., Company Guaranteed
                         Notes, 3.500% due 4/30/03(c)                   350,875
       105,000  NR     APP Global Financial V Ltd., Secured Notes,
                         2.000% due 7/25/00(c)                          109,725
       150,000  B-     APP Finance II Maturitius Ltd., Bonds,
                         12.000% due 12/29/49                           126,750
        85,000  B-     Florida Coast Paper LLC., 1st Mortgage,
                         12.750% due 6/1/03                              92,862
        80,000  B      Huntsman Packaging Corp., Sr. Sub. Notes,
                         9.125% due 10/1/07                              81,700
       130,000  B-     Impac Group Inc., Sr. Sub. Notes, 10.125%
                         due 3/15/08(c)                                 132,112
       250,000  B-     Indah Kiat Finance, Guaranteed Notes,
                         10.000% due 7/1/07                             208,125
       135,000  NR     MAXXAM Group Holdings Inc., Sr. Notes,
                         12.000% due 8/1/03                             148,331
       130,000  B-     Pindo Deli Finance Mauritius, Guaranteed Notes,
                         10.750% due 10/1/07                            106,925
       335,000  CC     Repap New Brunswick, Sr. Notes, 10.625%
                         due 4/15/05                                    348,400
                       Riverwood International Corp.:
        50,000  B-       Sr. Notes, 10.250% due 4/1/06                   51,812
       320,000  CC       Sr. Sub. Notes, 10.875% due 4/1/08             324,000
        60,000  B-     Stone Container Corp., Units, Sr.
                         Sub. Debentures, 10.750% due 4/1/02             61,950
       150,000  B-     Tjiwi Kimia Finance Mauritius,
                         Guaranteed Notes, 10.000% due 8/1/04           124,125
--------------------------------------------------------------------------------
                                                                      2,267,692
--------------------------------------------------------------------------------
Publishing -- 0.6%
                       Affinity Group, Inc.:
       110,000   NR       Sr. Notes, 11.000% due 4/1/07                 117,562
       150,000  B        Sr. Sub. Notes, 11.500% due
                           10/15/03 Payment-In-Kind                     159,187
       150,000   B1*    American Media Operation Inc., Sr.
                         Sub. Notes, 11.625% due 11/15/04               163,125


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Publishing -- 0.6% (continued)
$      150,000  B+     Garden State Newspapers, Sr. Sub. Notes,
                         8.750% due 10/1/09                          $  153,937
        75,000  BB-    Hollinger International, Guaranteed Notes,
                         9.250% due 3/15/07                              78,562
       200,000  B-     Perry-Judd, Sr. Sub. Notes, 10.625% due
                         12/15/07                                       211,250
        30,000  NR     Von Hoffman Press Inc., Sr. Sub. Notes,
                         10.375% due 5/15/07(c)                          32,287
        25,000  BB-    World Color Press Inc., Sr. Sub. Notes,
                         9.125% due 3/15/03                              26,156
--------------------------------------------------------------------------------
                                                                        942,066
--------------------------------------------------------------------------------
Railroads              -- 0.1% TFM SA de CV:
       120,000  B-       Guaranteed Notes, step bond to yield
                           11.767% due 6/15/09                           77,400
        25,000  B3*      Sr. Notes, 11.500% due 10/1/06                  25,625
--------------------------------------------------------------------------------
                                                                        103,025
--------------------------------------------------------------------------------
Retailers -- 0.8%
       225,000  B+     Brylane Capital Corp., Sr. Sub. Notes, 10.000%
                         due 9/1/03                                     237,656
        50,000  B-     Color Spot Nurseries Inc., Sr. Sub. Notes,
                         10.500% due 12/15/07                            50,062
       150,000  B      Corporate Express, Sr. Sub. Notes, 9.125%
                         due 3/15/04                                    154,500
        90,000  B-     Eye Care Centers of America, Sr. Sub. Notes,
                         9.125% due 5/1/08(c)                            90,225
       150,000  B-     Mothers Work, Inc., Sr. Notes, 12.625%
                         due 8/1/05                                     161,812
       105,000  NR     Sassco Fashions Ltd., Sr. Notes, 12.750%
                         due 3/31/04                                    111,168
        45,000  BB-    Specialty Retailers Inc., Sr. Notes, 8.500%
                         due 7/15/05                                     46,125
                       United Stationer Supply, Sr. Sub. Notes:
        67,000  B        12.750% due 5/1/05                              76,128
       110,000  B        8.375% due 4/15/08                             110,825
        15,000  B-     William Carter, Sr. Sub. Notes, 10.375%
                         due 12/1/06                                     16,106
        90,000  B      Zale Corp., Sr. Notes, 8.500% due 10/1/07         91,575
--------------------------------------------------------------------------------
                                                                      1,146,182
--------------------------------------------------------------------------------
Supermarkets -- 0.3%
        90,000  B+     Fleming Cos. Inc., Guaranteed Notes,
                         10.500% due 12/1/04                             94,500
       350,000  BB+    Southland Corp., 2nd Priority Sr. Sub.
                         Debentures, 4.500% due 6/15/04                 290,062
        80,000  B-     Stater Brothers Holdings Inc., Sr. Sub. Notes,
                         9.000% due 7/1/04                               83,800
--------------------------------------------------------------------------------
                                                                        468,362
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Technology -- 0.8%
$       50,000  NR     Bell Technology Ltd., Units, 13.000%
                         due 5/1/05(c)                                $  50,500
        60,000  B-     Details Inc., Sr. Sub. Notes, 10.000%
                         due 11/15/05                                    62,100
                       Fairchild Semiconductor, Sr. Sub. Notes:
       260,000  B        10.125% due 3/15/07                            269,750
       215,901  NR       11.750% due 3/14/08 Payment-In-Kind(c)         247,206
        50,000  NR     Integrated Device Technology, Sub. Notes,
                         5.500% due 6/1/02                               45,312
        30,000  NR     National Semiconductor Inc., Sub. Debentures,
                         6.500% due 10/1/02(c)                           28,725
       130,000  B-     PSINET Inc., Sr. Notes, 10.000% due 2/15/05      133,900
                       ViaSystems Inc., Sr. Sub. Notes:
        80,000  B-       9.750% due 6/1/07                               83,800
       140,000  B-       9.750% due 6/1/07(c)                           146,650
        20,000  NR     Wavetek Corp., Sr. Sub. Notes, 10.125%
                         due 6/15/07                                     20,850
       170,000  B      Zilog Inc., Sr. Notes, 9.500% due 3/1/05(c)      149,600
--------------------------------------------------------------------------------
                                                                      1,238,393
--------------------------------------------------------------------------------
Telecommunications -- 8.0%
        20,000  B2*    Advanstar Communications, Sr. Sub. Notes,
                         9.250% due 5/1/08(c)                            20,050
       300,000  NR     Allegiance Telecom Inc., Units, step bond
                         to yield 11.641% due 2/15/08(c)                172,500
       150,000  NR     Amer Mobile, Units, 12.250% due 4/1/08(c)        155,250
       110,000  B3*    Barak I.T.C, Sr. Discount Notes, step bond
                         to yield 12.500% due 11/15/07                   66,000
                       Celcaribe SA:
       250,000  NR       Sr. Notes, step bond to yield 11.841%
                         due 3/15/04                                    258,750
         3,000  NR       Units, step bond to yield 9.611% due 3/15/04    63,450
       510,000  NR     Cellnet Data System Inc., Units, step bond
                         to yield 14.000% due 10/1/07                   267,750
        55,000  B2*    Cencall Communications, Sr. Discount Notes,
                         step bond to yield 13.045% due 1/15/04          53,625
                       Centennial Cellular Corp., Sr. Notes:
       100,000  Ba3*     8.875% due 11/1/01                             103,250
       200,000  Ba3*     10.125% due 5/15/05                            223,250
        65,000  NR     Colt Telecom, Sr. Discount Notes, step bond
                         to yield 12.000% due 12/15/06                   51,837
       120,000  BB+    Comcast Cellular Holdings, Sr. Notes, 9.500%
                         due 5/1//07                                    125,400
        35,000  NR     Concentric Network Corp., Units, 12.750%
                         due 12/15/07(c)                                 42,700
        90,000  NR     Conecel Holdings Ltd., Units, 14.000%
                         due 10/1/00(c)                                  98,325
        30,000  NR     Consorcio Ecuatoriano TE, Notes, 14.000%
                         due 5/1/02                                      30,037
        75,000  NR     Dobson Communication Corp., Sr. Notes,
                         11.750% due 4/15/07                             82,312

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Telecommunications -- 8.0% (continued)
$      390,000  NR     DTI Holdings Inc., Unit, step bond to yield
                         12.214% due 3/1/08(c)                        $ 229,125
       100,000  B2*    Echostar DBS Corp., Company Guaranteed,
                         12.500% due 7/1/02                             112,500
       250,000  NR     Econophone Inc., Sr. Discount Notes, step
                         bond to yield 11.000% due 2/15/08              144,687
        65,000  B+     Esat Telecom Group PLC, Sr. Notes, step bond
                         to yield 13.513% due 2/1/07                     48,831
        60,000  B-     Esprit Telecom Group PLC, Sr. Notes,
                         11.500% due 12/15/07                            66,000
       260,000  NR     FirstWorld Communications, Unit, step bond
                         to yield 13.000% due 4/15/08                   139,100
        75,000  BB-    Fonorola Inc., Sr. Notes, 12.500% due 8/15/02     83,812
                       GST Telecom, Sr. Discount Notes:
        20,000  NR       Step bond to yield 14.752% due 12/15/05(c)      31,400
       350,000  NR       Step bond to yield 14.606% due 5/1/08(c)       211,750
       360,000  NR     GST USA Inc., Guaranteed Notes, step
                         bond to yield 13.875% due 12/15/05             295,650
                       Heartland Wireless Communications, Sr. Notes:
       100,000  Ca*      14.000% due 10/15/04                            23,000
        25,000  Ca*      Units, 13.000% due 4/15/03                       5,250
        70,000  B      Hermes Europe Railtel BV, Sr. Notes,
                         11.500% due 8/15/07                             79,625
                       Hyperion Telecommunications:
        50,000  B        Sr. Notes, 12.250% due 9/1/04                   55,500
        80,000  B        Step bond to yield 13.467% due 4/15/03          60,700
                       ICG Services, Sr. Discount Notes:
       480,000  NR       Step bond to yield 9.692% due 2/15/08(c)       312,600
       310,000  NR       Step bond to yield 9.875% due 5/1/08           191,425
        70,000  NR     IDT Corp., Sr. Notes, 8.750% due 2/15/06(c)       69,475
       140,000  B3*    IXC Communications Inc., Sr. Sub. Notes,
                         9.000% due 4/15/08                             139,300
                       Intelcom Group(USA) Inc.:
       200,000  NR       Company Guaranteed, step bond to yield
                           12.500% due 5/1/06                           161,000
       200,000  NR       Sr. Discount Notes, step bond to yield
                           13.236% due 9/15/05                          172,250
       120,000  B      Intercel Inc., Sr. Discount Notes, step bond
                         to yield 12.000% due 5/1/06                     91,350
                       Intermedia Communication Inc., Sr. Notes:
       235,000  B        8.875% due 11/1/07                             243,225
       125,000  B        8.500% due 1/15/08                             126,875
        45,000  NR     International Wireless Communications,
                         Sr. Discount Notes, zero coupon due 8/15/01     15,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Telecommunications -- 8.0% (continued)
$      315,000  Caa3*  Ionica PLC, Sr. Discount Notes, step bond
                         to yield 19.543% due 5/1/07                  $ 138,600
                       Iridium LLC Capital Corp., Sr. Notes:
        20,000  B-       11.250% due 7/15/05(c)                          20,600
        10,000  B-       13.000% due 7/15/05                             11,050
       150,000  B-       14.000% due 7/15/05                            169,875
       250,000  NR     KMC Telecommunications Holding Inc., Units,
                         step bond to yield 12.388% due 2/15/08(c)      152,500
       240,000  NR     Long Distance International Inc., Sr. Notes,
                         12.250% due 4/15/08(c)                         241,800
       125,000  CCC+   McCaw International Ltd., Sr. Notes, step
                         bond to yield 13.000% due 4/15/07               86,250
                       Metrocall Inc., Sr. Sub. Notes:
       180,000  B3*      10.375% due 10/1/07                            187,200
        20,000  NR       9.750% due 11/1/07                              20,400
        50,000  NR     Metronet Communications, Sr. Discount Notes,
                         step bond to yield 10.750% due 11/1/07          33,625
        35,000  NR     MGC Communications Inc., Sr. Notes,
                         13.000% due 10/1/04                             36,662
        70,000  B3*    Microcell Telecommunications, Sr. Discount
                         Notes, step bond to yield 11.405% due 6/1/06    52,587
       585,000  B-     Millicom International Cellular SA, Sr. Sub.
                         Discount Notes, step bond to yield
                         12.422% due 6/1/06                             452,643
       100,000  B-     Mobile Telecom Technology, Sr. Notes,
                         13.500% due 12/15/02                           117,000
                       Netia Holdings BV, Guaranteed Notes:
        40,000  B        10.250% due 11/1/07(c)                          41,200
        20,000  B3*      11.250% due 11/1/07(c)                          14,250
                       Nextel Communications, Sr. Discount Notes:
       675,000  B3*      Step bond to yield 12.982% due 8/15/04         652,218
       390,000  B-       Step bond to yield 10.650% due 9/15/07         263,250
       160,000  B3*      Step bond to yield 9.750% due 10/31/07         105,200
       340,000  B2*      Step bond to yield 11.132% due 2/15/08(c)      217,175
       510,000  CC     Nextel International Inc., Sr. Discount Notes,
                         step bond to yield 12.125% due 4/15/08(c)      314,925
       140,000  B3*    Omnipoint Corp., Sr. Notes, 11.625% due 8/15/06  152,600
       210,000  B3*    Orbcomm Global, Sr. Notes, 14.000% due 8/15/04   246,225
        40,000  NR     Paging Network, Sr. Notes, 13.500% due 6/6/05(c)  40,100
        40,000  B3*    Pagemart Nationwide, Inc., Sr. Discount Notes,
                         step bond to yield 12.591% due 2/1/05           35,400
       160,000  NR     Powercel Inc., Sr. Notes, 11.125% due 6/1/07     178,000
        76,000  NR     Pricellular Wire, Debentures, 10.750%
                         due 8/15/04(c)                                  83,980

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Telecommunications -- 8.0% (continued)
$      125,000  B+     Qwest Communications International Inc.,
                         Sr. Discount Notes, 9.470% due 10/15/07      $  89,375
       220,000  NR     RCN Corp., Sr. Discount Notes, step bond
                         to yield 11.125% due 10/15/07                  146,300
       230,000  NR     Rhythms Netcon, Units, step bond to yield
                         13.500% due 5/15/08                            119,600
                       RSL Communications:
       100,000  B-       Sr. Discount Notes, step bond to yield
                           10.125% due 3/1/08(c)                         62,000
        70,000  B-       Sr. Notes, 9.125% due 3/1/08(c)                 70,350
        90,000  B-     Satellites Mexicanos SA, Sr. Notes,
                         10.125% due 11/1/04(c)                          91,912
       300,000  B+     Sprint Spectrum Finance Corp., Sr. Notes,
                         11.000% due 8/15/06                            343,500
        25,000  CC     Sygnet Wireless Inc., Sr. Notes, 11.500%
                         due 10/1/06                                     27,687
        50,000  B-     Telesystem International Wireless Inc., Sr.
                         Discount Notes, 10.500% due 11/1/07             31,937
       250,000  CC     Teligent Inc., Sr. Notes, 11.500% due 12/1/07    260,625
        45,000  B      Transtel SA, Sr. Notes, 12.500% due 11/1/07       43,143
       400,000  NR     Viatel Inc., Units, step bond to yield
                         10.879% due 4/15/08(c)                         242,500
                       Winstar Communications Inc.:
       300,000  NR       Sr. Sub. Discount Notes, step bond to yield
                           14.000% due 10/15/05(c)                      429,000
       130,000  NR       Sr. Sub. Notes, 15.000% due 3/1/07             172,250
        60,000  CC     Winstar Equipment Corp., Guaranteed Sr.
                         Secured Notes, 12.500% due 3/15/04              68,400
       500,000  BBB    Worldcom Inc., Sr. Notes, 7.750% due 4/1/27      554,375
--------------------------------------------------------------------------------
                                                                     11,742,935
--------------------------------------------------------------------------------
Telephone -- 0.6%
       110,000  NR     BTI Telecom Corp., Sr. Notes, 10.500%
                         due 9/15/07                                    114,400
                       E. Spire Communication:
        60,000  NR       Sr. Notes, 13.750% due 7/15/07                  70,800
       500,000  NR       Sr. Sub. Notes, step bond to yield 13.297%
                         due 11/1/05                                    418,750
        70,000  NR     Facilicom International Inc., Sr. Notes,
                         10.500% due 1/15/08(c)                          72,275
       150,000  B+     Flag Ltd., Sr. Notes, 8.250% due 1/30/08(c)      153,375
--------------------------------------------------------------------------------
                                                                        829,600
--------------------------------------------------------------------------------
Textiles -- 0.5%
        50,000  NR     Carter Holdings Inc., Sr. Sub. Notes,
                         12.000% due 10/1/08                             53,625
        25,000  B-     Gear For Sports Inc., Sr. Sub. Notes,
                         9.625% due 3/1/07                               26,468

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
   AMOUNT      RATINGS                 SECURITY                        VALUE
================================================================================
Textiles -- 0.5% (continued)
$       30,000  NR     Glenoit Corp., Sr. Sub. Notes, 11.000%
                         due 4/15/07                                $    32,775
       400,000  BB-    Guess Inc., Sr. Sub. Notes, 9.500%
                         due 8/15/03                                    412,000
        70,000  CC     Polysindo International Finance, Guaranteed
                         Secured Notes, 11.375% due 6/15/06              41,650
       170,000  B+     Tultex Corp., Sr. Notes, 10.625% due 3/15/05     176,800
--------------------------------------------------------------------------------
                                                                        743,318
--------------------------------------------------------------------------------
Transportation -- 0.2%
        40,000  B+     Coach USA Inc., Guaranteed Notes, 9.375%
                         due 7/1/07                                      41,450
       100,000  Ba2*   Eletson Holdings, 1st Mortgage Notes,
                         9.250% due 11/15/03                            103,250
        40,000  NR     International Shipholding, Sr. Notes, 7.750%
                         due 10/15/07                                    39,700
        60,000  B+     MC Shipping Inc., Sr. Notes, 11.250%
                         due 3/1/08                                      60,525
--------------------------------------------------------------------------------
                                                                        244,925
--------------------------------------------------------------------------------
Utilities - Electric -- 1.1%
        85,000  BB-    AES China Generating Co., Notes, 10.125%
                         due 12/15/06                                    82,237
       125,000  BB+    California Energy Inc., Sr. Notes, 9.875%
                         due 6/30/03                                    135,000
        70,000  BB     CMS Energy Corp., Sr. Notes, 8.125%
                         due 5/15/02                                     71,925
       165,000  B      Costilla Energy Inc., Sr. Notes, 10.250%
                         due 10/1/06                                    169,537
        57,000  BB-    First PV Funding, Debentures, 10.150%
                         due 1/15/16                                     60,063
       200,000  BB+    Long Island Lighting Co., Debentures,
                         9.000% due 11/1/22                             227,500
       183,887  BB-    Midland Cogeneration Venture, Sr. Secured
                         Lease Obligation Bond, 10.330% due 7/23/02     197,908
        15,939  B      Midland Funding Corp. I, Sr. Secured Lease
                         Obligation Bond, Series C-91, 10.330%
                         due 7/23/02                                     17,154
                       Midland Funding Corp. II, Sr. Secured Lease
                         Obligation Bonds:
       115,000  B          Series A, 11.750% due 7/23/06                136,850
        75,000  BB-        Series B, 13.250% due 7/23/06                 94,312
                       Niagara Mohawk Power, Notes:
       100,000  Ba2*     5.875% due 9/1/02                               97,375
       150,000  Ba2*     9.990% due 5/11/04                             151,875
                       Northeast Utilities, Notes:
       106,667  BB       8.830% due 3/1/05                              106,933
        17,831  BB+      8.580% due 12/1/06                              17,786
--------------------------------------------------------------------------------
                                                                      1,566,455
--------------------------------------------------------------------------------
                       TOTAL CORPORATE DEBENTURES
                       (Cost-- $53,881,461)                          55,533,968
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO


   SHARES                  SECURITY                                     VALUE
================================================================================
COMMON STOCK -- 0.2%
Agriculture -- 0.0%
         2,203         PSF Holding LLC                                 $ 66,076
--------------------------------------------------------------------------------
Consumer Products -- 0.1%
         3,020         Chattem Inc.                                      83,805
           910         Hedstrom Holdings Inc.                             1,137
--------------------------------------------------------------------------------
                                                                         84,942
--------------------------------------------------------------------------------
Electric --0.0%
            78         El Paso Electric Co.                               8,211
--------------------------------------------------------------------------------
Foods -- 0.0%
            25         Amerking Inc.                                      1,250
--------------------------------------------------------------------------------
Telecommunications -- 0.1%
         3,650         American Mobil Satellite Corp.                    39,237
         1,881         Nextel Communications Inc.                        53,961
--------------------------------------------------------------------------------
                                                                         93,198
--------------------------------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost-- $175,918)                                253,677
================================================================================
PREFERRED STOCK -- 2.7%
Banking -- 0.2%
         5,400         California Fed Preferred Cap Corp.,
                         Series A, 9.125%                               148,500
         3,500         Chevy Chase Preferred Capital Corp., Series A,
                         Exchangeable                                   178,500
--------------------------------------------------------------------------------
                                                                        327,000
--------------------------------------------------------------------------------
Broadcasting -- 0.6%
             4         American Radio System Corp., Series B, 11.375%       484
           479         Capstar Broadcasting Partners, Sr. Preferred,
                         12.000%(c)                                      56,522
           899         Chancellor Media Corp., Exchangeable,
                         12.000%(c)                                     107,880
         2,450         Citadel Broadcasting Co., Exchangeable,
                         Series B, 13.250%                              298,900
         1,265         SFX Broadcasting Inc., Payment-in-kind,
                         Exchangeable, 12.625%                          149,902
           210         Spanish Broadcasting Systems, Inc.,
                         Payment-in-Kind                                220,861
--------------------------------------------------------------------------------
                                                                        834,549
--------------------------------------------------------------------------------
Communications -- 0.0%
           680         Echostar Communications, Payment-in-Kind          76,840
--------------------------------------------------------------------------------
Electric -- 0.0%
         2,401         Public Service Co.                                62,426
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO


   SHARES                  SECURITY                                     VALUE
================================================================================
Foods -- 0.1%
         1,170         Amerking Inc., Sr. Preferred 13.000%           $  31,590
           900         Nebco Evans Holdings Inc., Payment-in-Kind,
                         Exchanges 11.250%(c)                            93,150
--------------------------------------------------------------------------------
                                                                        124,740
--------------------------------------------------------------------------------
Heath Care -- 0.1%
           800         Fresensius Medical Care                           84,000
--------------------------------------------------------------------------------
Media - Cable -- 0.6%
         2,432         CSC Holdings Inc.                                280,350
           489         Time Warner Inc.                                 548,291
--------------------------------------------------------------------------------
                                                                        828,641
--------------------------------------------------------------------------------
Miscellaneous -- 0.0%
           635         Chesapeake Energy Inc., Payment-in-Kind(c)        31,035
--------------------------------------------------------------------------------
Publishing -- 0.0%
           750         Von Hoffman Inc.(c)                               24,750
--------------------------------------------------------------------------------
Refining -- 0.1%
           135         Transamerica Refunding Corp., 16.000%
                         due 6/30/00(c)                                 144,112
--------------------------------------------------------------------------------
Telecommunications -- 1.0%
           134         Dobson Communications, Payment-in-Kind(c)        146,370
           229         Intermedia Communications Inc., Payment-in-Kind  281,128
           147         IXC Communications Inc.(c)                       179,174
           919         Nextel Communications Inc.                       103,838
           530         Nextel Communications Inc., Series E(c)          567,100
         2,268         Nextlink Communications Inc., Payment-in-Kind    141,730
--------------------------------------------------------------------------------
                                                                      1,419,340
--------------------------------------------------------------------------------
Textile -- 0.0%
            19         Anvil Holdings Inc., Sr. Preferred,
                         Series BV 13.000%                                  475
--------------------------------------------------------------------------------
                       TOTAL PREFERRED STOCK
                       (Cost-- $3,700,171)                            3,957,908
================================================================================
WARRANTS -- 0.1%
Broadcasting -- 0.0%
           201         Petracom Holdings Inc., Expire 2/1/03(c)           1,608
            75         Spanish Broadcasting Systems Inc., Expire
                         6/30/99(c)                                      15,375
--------------------------------------------------------------------------------
                                                                         16,983
--------------------------------------------------------------------------------
Casinos -- 0.0%
            75         Louisiana Casino Cruises Inc., Expire 12/1/98(c)       0
--------------------------------------------------------------------------------
Chemicals -- 0.0%
            40         Sterling Chemicals Holdings Inc., Expire
                         8/15/08(c)                                       1,040
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO


   SHARES                  SECURITY                                     VALUE
================================================================================

Health Care -- 0.0%
           105         Urohealth Systems Inc., Expire 4/1/04(c)      $        1
--------------------------------------------------------------------------------
Media Cable -- 0.0%
           330         UIH Australia Inc., Expire 5/15/06(c)              4,950
           300         Wireless One Inc., Expire 10/15/03(c)                 75
--------------------------------------------------------------------------------
                                                                          5,025
--------------------------------------------------------------------------------
Miscellaneous -- 0.0%
           221         President Riverboat Inc., Expire 9/30/99(c)          110
--------------------------------------------------------------------------------
Telecommunications -- 0.1%
            65         Colt Telecom, Expire 12/15/06(c)                   6,500
            65         Esat Inc., Expire 2/1/07(c)                        2,275
            40         Globalstar LP Inc., Expire 2/15/04(c)              5,620
           150         Heartland Wireless Inc., Expire 4/26/00 (c)            1
           395         Hyperion Communications Inc., Expire 4/1/01(c)    27,650
           495         Intelcom Group Inc., Expire 9/15/05(c)            16,335
           110         Interact Systems Inc., Expire 8/1/03(c)               27
           125         Intermedia Communications Inc.,
                         Expire 6/1/00(c)                                16,875
            45         International Wireless Inc., Expire 8/15/01(c)        45
            35         MGC Communications Inc., Expire 10/1/04 (c)        1,750
           110         Orion Network System, Expire 1/31/07(c)            1,320
            40         Paging Network Brasi Inc., Expire 6/6/05(c)            0
--------------------------------------------------------------------------------
                                                                         78,398
--------------------------------------------------------------------------------
                       TOTAL WARRANTS
                       (Coat-- $56,429)                                 101,557
================================================================================

                       TOTAL HIGH YIELD SECTOR
                       (Cost-- $57,813,979)                          59,847,110
================================================================================

     FACE
    AMOUNT+                             SECURITY                        VALUE
================================================================================
INTERNATIONAL SECTOR -- 18.7%
FOREIGN BONDS -- 18.7%
Argentina -- 1.3%
     2,455,000         Republic of Argentina, 5.750% due 3/31/23      1,870,403
--------------------------------------------------------------------------------
Brazil -- 0.4%
       692,939         Republic of Brazil - C bond, 7.283%
                         due 4/15/14                                    573,407
--------------------------------------------------------------------------------
France -- 0.1%
                       Ivory Coast:
       800,000           PDI, 2.000% due 3/31/18(a)                      52,510
       800,000           Floating Rate bond, 2.000% due 3/31/18(a)       44,534
--------------------------------------------------------------------------------
                                                                         97,044
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+                             SECURITY                        VALUE
================================================================================
Germany -- 4.2%
--------------------------------------------------------------------------------
     5,815,000         DBR Unity Fund, 8.000% due 1/21/02(a)       $  3,610,517
     4,690,000         Deutschland Republic, 5.625% due 1/21/02(a)    2,616,154
--------------------------------------------------------------------------------
                                                                      6,226,671
--------------------------------------------------------------------------------
Great Britain -- 4.8%
                       United Kingdom Treasury:
     3,015,000           7.250% due 12/7/07(a)                        5,559,330
       705,000           8.000% due 6/7/21(a)                         1,509,908
--------------------------------------------------------------------------------
                                                                      7,069,238
--------------------------------------------------------------------------------
Mexico -- 1.4%
     2,527,000         Mexico Par, 6.250% due 12/31/19                2,136,893
--------------------------------------------------------------------------------
Peru -- 0.6%
     1,400,000         Peru PDI, 4.000% due 3/7/17                      954,625
--------------------------------------------------------------------------------
Philippines -- 0.5%
       861,000         Philippines, 5.250% due 12/1/17                  765,213
--------------------------------------------------------------------------------
Poland -- 1.2%
     1,978,000         Poland PDI, 3.750% due 10/27/14                1,809,870
--------------------------------------------------------------------------------
Russia -- 1.5%
     3,410,000         Russia Principal Loan, 6.719% due 12/15/20     2,156,825
--------------------------------------------------------------------------------
South Africa -- 1.9%
    14,183,000         Republic of South Africa, 13.000%
                         due 8/31/10(a)                               2,806,567
--------------------------------------------------------------------------------
Turkey -- 0.8%
                       Turkish Treasury Bill:
90,940,000,000           Zero Coupon due 6/4/98                         334,680
115,790,000,000          Zero Coupon due 6/17/98                        418,390
111,450,000,000          Zero Coupon due 7/29/98                        355,788
--------------------------------------------------------------------------------
                                                                      1,108,858
--------------------------------------------------------------------------------
                       TOTAL INTERNATIONAL SECTOR
                       (Cost-- $27,132,402)                          27,575,614
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
42                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                       PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT                   SECURITY                               VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.3%
$    4,802,000    S.G. Warburg & Co. Inc., 5.510% due 5/1/98;
                  Proceeds at Maturity-- $4,802,735; (Fully
                  Collateralized by U.S. Treasury Bonds,
                    7.250% due 8/15/22; Market value-- $4,861,941)
                  (Cost-- $4,802,000)                              $  4,802,000
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $143,481,398**)                          $146,549,628
================================================================================

(a) Security is segregated for forward exchange contracts and/or for securities traded on a "to-be-announced" basis or when issued basis, and/or options, futures and extended settlements.

(b)  Security is traded on a "to-be-announced" basis (see Note 9).

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, generally to qualified institutional buyers.

+    Represents local currency.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc.("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories

AAA       -- Bonds rated "AAA" have the highest rating assigned by Standard &
             Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,    -- Bonds rated "BB", "B", "CCC", and "CC" are regarded, on balance, as
CCC,         predominantly speculative with respect to capacity to pay interest
and CC       and repay principal in accordance with the terms of the obligation.
             "BB" represents the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       -- Bonds that are rated "Aaa" are judged to be of the best quality.
             They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.

Baa       -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        -- Bonds that are rated "Ba" are judged to have speculative elements;
             their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa       -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca        -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR        -- Indicates that the bond is not rated by Standard & Poor's or
             Moody's.

--------------------------------------------------------------------------------
44                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1998
================================================================================

                                                                                       Putnam
                                                                    Smith Barney    Diversified
                                                                    High Income        Income
                                                                     Portfolio       Portfolio
===============================================================================================
ASSETS:
  Investments, at value (Cost $149,909,543
    and $143,481,398, respectively)                                 $154,970,847   $146,549,628
  Cash                                                                       500             --
  Dividends and interest receivable                                    2,790,872      2,436,819
  Receivable for securities sold                                       2,506,079      5,651,946
  Receivable for closed forward foreign currency contracts                    --        121,923
  Receivable for open forward foreign currency contracts (Note 5)            659        399,197
  Other receivables                                                           --         28,850
-----------------------------------------------------------------------------------------------
  Total Assets                                                       160,268,957    155,188,363
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     1,804,787      5,123,041
  Management fees payable                                                232,414         88,275
  Payable for open forward foreign currency contracts (Note 5)            13,743        661,847
  Payable for closed forward foreign currency contracts                       --        744,744
  Payable to bank                                                             --        485,276
  Payable to broker-variation margin                                          --         65,950
  Accrued expenses                                                        18,780         51,320
-----------------------------------------------------------------------------------------------
  Total Liabilities                                                    2,069,724      7,220,453
-----------------------------------------------------------------------------------------------
Total Net Assets                                                    $158,199,233   $147,967,910
===============================================================================================
NET ASSETS:
  Par value of capital shares                                       $        113   $        115
  Capital paid in excess of par value                                136,588,699    133,120,972
  Undistributed net investment income                                 15,080,969      9,339,924
  Accumulated net realized gain from security transactions,
    options and foreign currencies                                     1,480,617      2,793,403
  Net unrealized appreciation of investments,
    futures contracts and foreign currencies                           5,048,835      2,713,496
-----------------------------------------------------------------------------------------------
Total Net Assets                                                    $158,199,233   $147,967,910
===============================================================================================
Shares Outstanding                                                    11,345,888     11,542,369
-----------------------------------------------------------------------------------------------
Net Asset Value                                                           $13.94         $12.82
-----------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1998

                                                                               Putnam
                                                              Smith Barney   Diversified
                                                               High Income      Income
                                                                Portfolio     Portfolio
========================================================================================
INVESTMENT INCOME:
  Interest                                                     $6,516,206     $5,736,949
  Dividends                                                       263,374        189,966
  Less: Foreign withholding tax                                        --        (11,704)
----------------------------------------------------------------------------------------
  Total Investment Income                                       6,779,580      5,915,211
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                        423,656        504,119
  Shareholder communications                                       11,542         14,876
  Audit and legal                                                  10,033         11,405
  Pricing service fees                                              6,834         22,315
  Directors' fees                                                   4,880          3,819
  Shareholder and system servicing fees                             3,935          3,472
  Custody                                                           2,827         29,753
  Registration fees                                                    --          1,488
  Other                                                             1,593          1,438
----------------------------------------------------------------------------------------
  Total Expenses                                                  465,300        592,685
----------------------------------------------------------------------------------------
Net Investment Income                                           6,314,280      5,322,526
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS, FUTURES CONTRACTS
AND FOREIGN CURRENCIES (NOTES 3, 4, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)      (521,046)     1,402,023
    Options purchased                                                  --         29,825
    Foreign currency transactions                                  63,286     (1,326,545)
----------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                       (457,760)       105,303
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments,
  Futures Contracts and Foreign Currencies:
    Beginning of period                                         3,717,845      2,616,438
    End of period                                               5,048,835      2,713,496
----------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                       1,330,990         97,058
----------------------------------------------------------------------------------------
Net Gain on Investments, Options, Futures Contracts
  and Foreign Currencies                                          873,230        202,361
----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                         $7,187,510     $5,524,887
========================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
46                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Smith Barney High Income Portfolio                         1998             1997
===================================================================================
OPERATIONS:
  Net investment income                              $   6,314,280     $  8,737,397
  Net realized gain (loss)                                (457,760)       1,991,107
  Increase in net unrealized appreciation                1,330,990        3,028,895
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 7,187,510       13,757,399
-----------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
  Net investment income                                         --       (3,902,709)
  Net realized gains                                            --         (325,225)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               --       (4,227,934)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                      28,652,853       46,549,788
  Net asset value of shares issued
    for reinvestment of dividends                               --        4,227,935
  Cost of shares reacquired                             (1,367,228)      (2,536,014)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             27,285,625       48,241,709
-----------------------------------------------------------------------------------
Increase in Net Assets                                  34,473,135       57,771,174
NET ASSETS:
  Beginning of period                                  123,726,098       65,954,924
===================================================================================
  End of period*                                      $158,199,233     $123,726,098
===================================================================================

* Includes undistributed net investment income of:     $15,080,969       $8,703,403
===================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================
For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Putnam Diversified Income Portfolio                        1998             1997
===================================================================================
OPERATIONS:
  Net investment income                               $  5,322,526     $  7,040,767
  Net realized gain (loss)                                 105,303         (507,432)
  Increase in net unrealized appreciation                   97,058        1,679,994
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                 5,524,887        8,213,329
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         --       (4,024,282)
  Net realized gains                                            --         (649,717)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               --       (4,673,999)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                      21,932,339       34,247,136
  Net asset value of shares issued
    for reinvestment of dividends                               --        4,673,999
  Cost of shares reacquired                             (1,090,376)      (1,935,399)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             20,841,963       36,985,736
-----------------------------------------------------------------------------------
Increase in Net Assets                                  26,366,850       40,525,066
NET ASSETS:
  Beginning of period                                  121,601,060       81,075,994
===================================================================================
  End of period*                                      $147,967,910     $121,601,060
===================================================================================

* Includes undistributed net investment income of:      $9,339,924       $5,343,943
===================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
48                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney Large Cap Value (formerly Smith Barney Income and Growth), Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, GT Global Strategic Income, MFS Total Return, Smith Barney Money Market and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    49

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, Putnam Diversified Income and Smith Barney High Income Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

2.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). SBHI pays MMC a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

All officers and one Director of the Fund are employees of SB.


--------------------------------------------------------------------------------
50                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

3.   Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                  SBHI                  PDIP
================================================================================
Purchases                                     $75,121,836           $162,154,685
--------------------------------------------------------------------------------
Sales                                          40,974,629            137,811,328
================================================================================

At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     SBHI               PDIP
===============================================================================
Gross unrealized appreciation                     $5,553,473         $5,379,069
Gross unrealized depreciation                       (492,169)        (2,310,839)
-------------------------------------------------------------------------------
Net unrealized appreciation                       $5,061,304         $3,068,230
===============================================================================

4.   Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or lesser than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1998, there were no open purchased call options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    51

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred in PDIP during the six months ended April 30, 1998:

                                                              Number of
                                                              Contracts  Premiums
=================================================================================
Options written, outstanding at October 31, 1997                1,010     $12,575
Options written during the six months ended April 30, 1998      6,766      37,953
Options cancelled in closing purchase transactions             (7,776)    (50,528)
---------------------------------------------------------------------------------
Options written, outstanding at April 30, 1998                      0          $0
=================================================================================

There were no open covered call option written contracts as of April 30, 1998.

5.   Foreign Currency Exchange Contracts

At April 30, 1998, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                                      Local         Market  Settlement   Unrealized
Foreign Currency                    Currency        Value     Date       Gain (Loss)
===================================================================================
To Buy:
   British Pound                     199,260     $  332,737   5/26/98      $    659
   German Mark                     2,385,589      1,331,932    6/2/98       (13,743)
-----------------------------------------------------------------------------------
Net Unrealized Loss on Forward
   Foreign Currency Contracts                                              $(13,084)
===================================================================================


--------------------------------------------------------------------------------
52                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

Putnam Diversified Income Portfolio

                                         Local               Market Settlement       Unrealized
Foreign Currency                       Currency              Value     Date          Gain (Loss)
===============================================================================================
To Buy:
   Australian Dollar                      23,519            $15,286   6/17/98             $(152)
   Danish Krone                        4,101,553            600,169   6/17/98            (1,938)
   French Franc                        1,258,100            209,659   6/17/98             1,602
   German Mark                        11,448,388          6,390,750   6/17/98            30,436
   Italian Lira                    8,149,067,960          4,602,173   6/17/98            44,328
   Japanese Yen                      954,805,530          7,229,540   6/17/98          (345,079)
   Mexican Peso                        1,821,000            214,230   5/11/98            12,050
   Mexican Peso                        1,467,500            172,580   5/12/98            10,841
   New Zealand Dollar                    445,000            245,112   6/17/98            (3,644)
   South Korean Won                  958,631,500            623,705   3/11/98            57,006
   Spanish Peseta                    155,004,080          1,018,825   6/17/98             8,039
   Swedish Krona                      12,806,632          1,655,331   6/17/98            54,785
   Swiss Franc                         1,346,150            901,701   6/17/98           (29,246)
-----------------------------------------------------------------------------------------------
                                                                                       (160,972)
===============================================================================================

To Sell:
   British Pound                       4,139,500          6,906,188   6/17/98          (130,240)
   German Mark                        22,144,545         12,361,585   6/17/98          (106,805)
   French Franc                          658,000            109,654   6/17/98            (1,697)
   Italian Lira                    4,929,152,700          2,783,731   6/17/98           (26,163)
   Japanese Yen                      431,545,925          3,267,554   6/17/98           141,634
   New Zealand Dollar                    377,200            207,766   6/17/98             7,992
   South African Rand                  4,594,600            890,513   6/17/98           (16,883)
   Swiss Franc                         1,348,850            903,510   6/17/98            30,484
-----------------------------------------------------------------------------------------------
                                                                                       (101,678)
Net Unrealized Loss on Forward
   Foreign Currency Contracts                                                         $(262,650)
===============================================================================================

6.   Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    53

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the PDIP had the following open futures contracts:

                                # of                 Basis      Market     Unrealized
Contracts to Buy              Contracts Expiration   Value       Value     Gain (Loss)
======================================================================================
Euro Deutschemark 3-Month         20       3/99   $2,646,582   $2,632,907     $(13,675)
--------------------------------------------------------------------------------------
Contracts to Sell
Euro Lira 3-Month                 20       3/99    2,685,865    2,683,703        2,162
U.S. Treasury 10-Year Note        67       6/98    7,535,345    7,524,938       10,407
--------------------------------------------------------------------------------------
                                                                                12,569
Net Unrealized Loss                                                           $ (1,106)
======================================================================================

8.   Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1998, the Portfolios had no securities on loan.

9.   Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the


--------------------------------------------------------------------------------
54                                     1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At April 30, 1998, PDIP held three TBA securities with a cost of $3,326,436.

10.  Capital Shares

At April 30, 1998, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                Six Months Ended     Year Ended
                                                 April 30, 1998    October 31, 1997
====================================================================================
Smith Barney High Income Portfolio
Shares sold                                          2,108,029        3,725,306
Shares issued on reinvestment                               --          358,299
Shares redeemed                                        (99,651)        (202,326)
------------------------------------------------------------------------------------
Net Increase                                         2,008,378        3,881,279
====================================================================================
Putnam Diversified Income Portfolio
Shares sold                                          1,746,569        2,882,116
Shares issued on reinvestment                               --          403,976
Shares redeemed                                        (85,656)        (165,387)
------------------------------------------------------------------------------------
Net Increase                                         1,660,913        3,120,705
====================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    55

================================================================================
Financial Highlights
================================================================================

For a share of each capital stock outstanding throughout each period:

Smith Barney High Income Portfolio        1998(1)          1997           1996           1995          1994(2)
================================================================================================================
Net Asset Value, Beginning
  of Period                               $13.25           $12.09         $11.26         $10.07        $10.00
----------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                  0.40             0.88           1.14           0.93          0.29
  Net realized and unrealized
   gain (loss)                              0.29             1.00           0.19           0.48         (0.22)
----------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.69             1.88           1.33           1.41          0.07
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --            (0.66)         (0.50)         (0.22)           --
  Net realized gains                          --            (0.06)            --             --            --
----------------------------------------------------------------------------------------------------------------
Total Distributions                           --            (0.72)         (0.50)         (0.22)           --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $13.94           $13.25         $12.09         $11.26        $10.07
----------------------------------------------------------------------------------------------------------------
Total Return                                5.21%++         16.24%         12.17%         14.30%         0.70%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)        $158,199         $123,726        $65,955        $20,450        $3,395
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                               0.66%+           0.70%          0.84%          0.70%         0.69%+
  Net investment income                     8.93+            9.36           9.79           9.54          7.55+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       32%              89%           104%            57%           15%
================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $17,664 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                  Expense Ratios
                  Net Investment Income        Without Fee Waivers
                   Per Share Decreases           and Reimbursement
                  ---------------------        -------------------
                    1995       1994               1995     1994
                    -----      -----              ----     -----
                    $0.04      $0.07              1.07%    2.60%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
56                                     1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Putnam Diversified Income Portfolio        1998(1)          1997           1996(2)          1995          1994(3)
====================================================================================================================
Net Asset Value, Beginning
  of Period                                $12.31           $11.99         $11.46           $10.18        $10.00
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                   0.27             0.67           0.78             0.79          0.23
  Net realized and unrealized
   gain (loss)                               0.24             0.30           0.27             0.58         (0.05)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.51             0.97           1.05             1.37          0.18
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --            (0.56)         (0.39)           (0.09)           --
  Net realized gains                           --            (0.09)         (0.13)              --            --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                            --            (0.65)         (0.52)           (0.09)           --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $12.82           $12.31         $11.99           $11.46        $10.18
--------------------------------------------------------------------------------------------------------------------
Total Return                                 4.14%++          8.44%          9.43%           13.55%         1.80%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $147,968         $121,601        $81,076          $31,514        $6,763
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                0.88%+           0.88%          0.96%            0.97%         0.98%+
  Net investment income                      7.91+            6.99           7.57             7.53          6.14+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       102%             253%           255%             276%           20%
=====-==============================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $19,028 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                Expense Ratios
                Net Investment Income         Without Fee Waivers
                 Per Share Decreases           and Reimbursement
                ---------------------         --------------------
                  1995      1994                 1995      1994
                  -----     -----                ----     ------
                  $0.04     $0.07                1.31%    2.92%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    57

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998 a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies. The results of the vote on Proposal 1 were as follows:


                            Shares Voted     Percentage of     Shares Voted    Percentage of
Name of Directors               For          Shares Voted         Against       Shares Voted
==============================================================================================
Victor K. Atkins           231,059,252.884       97.271%       6,481,382.874       2.729%
Abraham E. Cohen           231,294,945.547       97.371        6,245,690.211       2.629
Robert A. Frankel          230,999,179.846       97.246        6,541,455.912       2.754
Rainer Greeven             231,468,718.650       97.444        6,071,917.108       2.556
Susan M. Heilbron          231,485,321.942       97.451        6,055,313.816       2.549
Heath B. McLendon          231,463,894.239       97.442        6,076,741.519       2.558
James M. Shuart            231,410,828.580       97.419        6,129,807.178       2.581
=============================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                                                               Putnam
                                                         Smith Barney       Diversified
                                                         High Income           Income
                                                          Portfolio          Portfolio
========================================================================================
  E Ability to Pledge Assets                                  N/A             Approved
----------------------------------------------------------------------------------------
  M Underwriting of Securities                              Approved          Approved
----------------------------------------------------------------------------------------
  M Lending by the Fund                                     Approved          Approved
----------------------------------------------------------------------------------------
  M Real Estate                                             Approved          Approved
----------------------------------------------------------------------------------------
  E Purchases of Certain Securities                           N/A             Approved
----------------------------------------------------------------------------------------
  R Margin and the Short Sales of Securities                Approved          Approved
----------------------------------------------------------------------------------------
  R Purchases of Restricted and Illiquid Securities           N/A             Approved
----------------------------------------------------------------------------------------
  R Exercising Control or Management                          N/A             Approved
----------------------------------------------------------------------------------------
  R Investments in Oil, Gas and Mineral Explo                 N/A             Approved
----------------------------------------------------------------------------------------
  M Diversification                                         Approved          Approved
----------------------------------------------------------------------------------------
  M Senior Securities                                       Approved          Approved
----------------------------------------------------------------------------------------
  M Industry Concentration                                  Approved            N/A
----------------------------------------------------------------------------------------
  M Borrowing                                               Approved          Approved
----------------------------------------------------------------------------------------
  R Purchases of Securities of Other Investments Cos        Approved            N/A
========================================================================================

N/A - Not Applicable

--------------------------------------------------------------------------------
58                                     1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of each Portfolio on all of the items in Proposal 2. Smith Barney High Income Portfolio

                      Percentage                 Percentage              Percentage
Shares Voted          of Shares    Shares Voted  of Shares  Shares       of Shares
    For                 Voted       Against       Voted    Abstaining    Abstained
===================================================================================
9,266,616.993           92.783%    66,824.316     0.669%   653,960.633    6.548%
===================================================================================

Putnam Diversified Income Portfolio

                Percentage                   Percentage                 Percentage
Shares Voted    of Shares     Shares Voted    of Shares     Shares       of Shares
    For           Voted         Against        Voted      Abstaining     Abstained
===================================================================================
9,754,069.919     94.544%     112,947.300      1.095%     449,969.233     4.361%
===================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    59

                      [This page intentionally left blank]

Travelers Series                                                 SMITH BARNEY
Fund Inc.                                                        ------------

                                             A Member of TravelersGroup[LOGO]
Directors
                                        Investment Managers
Victor K. Atkins
A.E. Cohen                              Mutual Management Corp.
Robert A. Frankel                       Travelers Investment Adviser, Inc.
Rainer Greeven
Susan M. Heilbron                       Distributor
Heath B. McLendon, Chairman
James M. Shuart                         Smith Barney Inc.

Officers                                Custodian

Heath B. McLendon                       PNC Bank, N.A.
President and Chief Executive Officer
                                        Annuity Administration
Lewis E. Daidone
Senior Vice President and Treasurer     Travelers Annuity Investor Services
                                        5 State House Square
John C. Bianchi                         1 Tower Square
Vice President                          Hartford, CT 06183

Bruce D. Sargent                        This report is submitted for the general
Vice President                          information of the shareholders of
                                        Travelers Series Fund Inc. -- Smith
Thomas M. Reynolds                      Barney High Income and Putnam
Controller                              Diversified Income Portfolios. It is not
                                        authorized for distribution to
Christina T. Sydor                      prospective investors unless accompanied
Secretary                               or preceded by a current Prospectus for
                                        the Portfolios, which contains
                                        information concerning the Portfolios'
                                        investment policies and expenses as well as other pertinent information.

                                        Travelers Series Fund Inc.

                                        388 Greenwich Street
                                        New York, New York 10013


                                        IN0805 6/98

                                    [GRAPHIC]


                               Travelers Series Fund Inc.


                               Smith Barney Large Cap Value Portfolio

                               Alliance Growth Portfolio

                               Van Kampen American
                               Capital Enterprise Portfolio



                               -------------------------------------------------
                               SEMI-ANNUAL REPORT
                               -------------------------------------------------

                               April 30, 1998




                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Every Day.(SM)

Travelers Series
Fund Inc.


                                                       [PHOTO] Heath B. McLendon
                                                               Chairman


Dear Shareholder:

We are pleased to provide the semi-annual report of the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio), Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolios") for the six months ended April 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney Large Cap Value Fund

For the six months ended April 30, 1998, the Smith Barney Large Cap Value Portfolio ("Portfolio") had a total return of 17.71% which compared favorably to the total return of 17.34% for its Lipper Analytical Services, Inc. ("Lipper") growth fund peer group average over the same period. (Lipper is a major fund-tracking organization.)

The Portfolio's managers typically choose large-capitalization companies that have an above-market dividend yield and are undervalued by the marketplace. The managers look to find a fundamental improvement underway, such as a new product or new management, the positive effect of which has not yet been reflected in the stock price.

The managers were impressed by the coming together of several positive events sustaining this bull market, notwithstanding the fact that by many traditional yardsticks, valuations are obviously trending higher. Specifically, the economy continues to sustain its momentum, which points to ongoing growth in corporate profits. What had previously been perceived as the Asian crisis (which had been predicted to lead to the inevitable unraveling of all of the world's global economies) is now being welcomed, at least from the perspective of the U.S., almost as the salvation of what otherwise might have become an overheated economy for the Federal Reserve Board ("Fed") regulators.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

Currently the Fed is unsettling to bond and stock investors alike with threatening overtures of raising rates. In fact, the inflation news remains surprisingly positive. Indeed, the markets recently rallied strongly as the Employment Cost Index, allegedly one of Fed Chairman Greenspan's favorite indices, came in short of popular expectations. Meanwhile, the demographics of demand from the aging baby boomers both in the U.S., (and now overseas) continue to create a positive demand for stocks just as supply is being contained by a lack of initial public offerings, relatively speaking. Although the managers are sensitive to the potential for short-term concerns about rates that can unsettle the stock market, they nevertheless believe that the fundamentals are powerful enough to allow the market to continue to go up.

The managers continue to be fully invested in the Portfolio, as is their custom. The Portfolio enjoys an approximate 43% yield pick-up to the Standard & Poor's 500 Index, which should help to cushion volatility in a more difficult environment and meanwhile acts as an ongoing way to enhance return potential.

Alliance Growth Portfolio

For the six months ended April 30, 1998, the Alliance Growth Portfolio ("Portfolio") generated a total return of 18.88%, outperforming the total return of 17.34% for its Lipper growth fund peer group average.

The Portfolio's fiscal year ended on October 31, 1997, just days after the sharp sell-off and equally rapid rebound marking the collapse of a number of Asian currencies and securities markets. After holding up somewhat better than the averages during the decline, the Portfolio lagged well behind in the initial stage of recovery that was concentrated in very large capitalization stocks. Since the initial month of recovery, the Portfolio has generally performed well relative to the averages as the market has broadened out and the environment has been more favorable to its style of investing that stresses large- and mid-cap stocks but underweights the very largest companies that are most heavily represented in the popular averages.

The chaos in Asian markets and economies appears not to have had any lasting negative effect on the U.S. market. Paradoxically, it may have even had a favorable impact in that it removed, for at least a few months, any likelihood that the Fed would move to raise interest rates. Economic overheating and resultant higher interest rates were what many investors had feared most. With the sudden weakness in Asia, a weaker economy seemed more likely. As the first quarter of 1998 unfolded it offered an unusually favorable climate for stocks. Corporate earnings continued to grow, unemployment moved to the lowest level in years and, at the same time, inflation and interest rates moved lower.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

It is of course possible that the months ahead may continue to provide a balmy climate for the stock market. Relative to Asia and Europe, the U.S. is still primarily a domestic economy. The impact of bank failures or corporate insolvencies in Asia should also fall much more heavily on Japanese and European organizations rather than on American institutions.

One risk is that this is as good as it can get. The managers think that perhaps we have seen the maximum benefit of lower commodity prices and Fed forbearance. Perhaps the U.S. economy will finally slow and corporate profits will weaken. If not, perhaps the Fed will decide that it is time to cool things down. At the risk of appearing to repeat the same cautions with a foolish degree of consistency, the managers once again note that stock market returns have been far above long-term norms for an unusually long period of time. They would not be surprised to see the market become less of a one way street in the months ahead. That said, they do not believe that there is great short-term risk in the market. Weakness from here would probably once again provide a buying opportunity.

The managers' greater concern is that a continuation of favorable conditions may lead to speculative overoptimism with an inevitably painful result. A more moderate result is of course possible, and perhaps even likely. Although they expect more modest returns than those achieved in recent years, they view the longer-term outlook for both the U.S. economy and stock market to be quite favorable. They are not inclined to change the areas of emphasis that have predominated for several years now. Financial services and technology still look most promising and they continue to underweight the commodity cyclical areas of the economy. The pace of consolidation in financial services has quickened led by huge combinations. They expect this trend to continue. In the technology sector, they have continued to move away from PC-oriented chip and box companies and toward those more involved in networking and telecommunications. There are clearly revolutionary changes going on in all of communications as digital technologies replace traditional analog ones. Greater capacity at lower cost is making possible new uses. Digital communications traffic is growing at an accelerating rate. Changing technology and regulation are creating new winners and losers. This is arguably the world's largest industry and also its fastest growing. The managers think that companies such as WorldCom and Cisco will continue to lead the way for some time to come.

Van Kampen American Capital Enterprise Portfolio

For the six months ended April 30, 1998, the Van Kampen American Capital Enterprise Portfolio ("Portfolio") generated a total return of 19.31%, which compares favorably to the total return of 17.34% for its Lipper growth fund peer group average.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

The Portfolio is managed with a consistent investment philosophy: to own companies with positive future fundamentals at attractive current prices. Although this philosophy may sound simplistic, the managers believe that the best total return potential is usually achieved by a primary focus on disciplined stock selection. In selecting stocks, the managers of the Portfolio generally look for at least one of the following fundamental characteristics:

   o Consistent earnings growth
   o Accelerating earnings growth
   o Better-than expected fundamentals
   o An underlying change in a company, industry, or regulatory environment

As long as the original criteria for purchasing a particular stock hold true and its value remains relatively attractive, the stock usually stays in the Portfolio. Today, high valuations are prevalent throughout much of the stock market, so the managers are monitoring stock prices even more closely than usual. Despite these constraints, they have been able to identify many suitable securities to own in the Portfolio.

Favorable market and economic conditions once again aided the Portfolio's performance. The Portfolio had modest turnover during the reporting period, with the most notable change being a decrease in its holdings in technology. In February, the technology industry began to suffer from an excess of personal computers. Manufacturers such as Compaq and IBM, which sell computers to retailers and wholesalers for distribution, had to reduce production of new computers until inventory supply becomes more balanced with demand. Consequently, the manufacturers of semiconductors, which are a critical component of computers, had to reduce production as well. The managers decreased the Portfolio's holdings in personal computers and semiconductors during the reporting period, although this situation appears to be on its way toward some resolution. Computer software remains the Portfolio's largest concentration within technology, as these stocks were less affected by inventory issues.

The Portfolio maintained a significant position in consumer distribution or retail, which contributed to positive performance. The confluence of several factors made this sector attractive. On one hand, the U.S. is experiencing low unemployment and rising disposable incomes, which have historically been favorable to retail sales. On the other hand, retail management has shown greater discipline about issues such as pricing and expansion. While the emergence of an economic boom/bust scenario could be crippling to retailers, the managers believe the continued slow but steady growth of the economy supports strong future fundamentals for this sector. The Portfolio includes substantial positions in grocery stores, including Safeway and Kroger, as well as general retailers such as Dayton Hudson, TJDX Companies, and Ross Stores.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

At the time of the last report on October 31, 1997, the effects of the Asian economic crisis were unclear but ominous. Today, its effects are still uncertain, but the outlook is more positive. While the Asian crisis has had a severe impact on a few segments of the U.S market, so far it appears to be fairly contained. The stock market was reaching new highs at the end of the reporting period, and the managers expect a continuation of controlled but slowing economic growth and low inflation. They believe these conditions should benefit the Portfolio, and the portfolio management team is optimistic about adding value over the long-term based on their disciplined investment management philosophy.

In closing, thank you for investing in the Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. Mclendon


Heath B. McLendon
Chairman

May 22, 1998


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

================================================================================
                     Smith Barney Large Cap Value Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income    Capital Gain   Total
Period Ended           of Period    Period    Dividends  Distributions Returns+
================================================================================
4/30/98                  $17.90     $21.07      $0.00       $0.00     17.71%++
--------------------------------------------------------------------------------
10/31/97                  14.84      17.90       0.18        0.17     23.38
--------------------------------------------------------------------------------
10/31/96                  12.12      14.84       0.17        0.05     24.55
--------------------------------------------------------------------------------
10/31/95                  10.14      12.12       0.06        0.00     20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.14       0.00        0.00      1.40++
================================================================================
Total                                           $0.41       $0.22
================================================================================

================================================================================
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income    Capital Gain   Total
Period Ended           of Period    Period    Dividends  Distributions Returns+
================================================================================
4/30/98                  $20.82     $24.75      $0.00       $0.00     18.88%++
--------------------------------------------------------------------------------
10/31/97                  16.30      20.82       0.02        0.62     32.59
--------------------------------------------------------------------------------
10/31/96                  13.28      16.30       0.09        0.32     26.55
--------------------------------------------------------------------------------
10/31/95                  10.65      13.28       0.02        0.10     26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.65       0.00        0.00      6.50++
================================================================================
Total                                           $0.13       $1.04
================================================================================

================================================================================
                Van Kampen American Capital Enterprise Portfolio
--------------------------------------------------------------------------------
Historical Performance
================================================================================

                         Net Asset Value
                       -------------------
                       Beginning    End of     Income    Capital Gain   Total
Period Ended           of Period    Period    Dividends  Distributions Returns+
================================================================================
4/30/98                  $19.89     $23.73      $0.00       $0.00     19.31%++
--------------------------------------------------------------------------------
10/31/97                  15.37      19.89       0.05        0.00     29.81
--------------------------------------------------------------------------------
10/31/96                  12.89      15.37       0.04        0.40     23.35
--------------------------------------------------------------------------------
10/31/95                  10.38      12.89       0.02        0.03     24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.38       0.00        0.00      3.80++
================================================================================
Total                                           $0.11       $0.43
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Average Annual Total Return+
================================================================================

                                 Smith Barney    Alliance        Van Kampen
                                   Large Cap      Growth      American Capital
                                Value Portfolio  Portfolio  Enterprise Portfolio
================================================================================
Six Months Ended 4/30/98++           17.71%        18.88%         19.31%
--------------------------------------------------------------------------------
Year Ended 4/30/98                   30.38         53.25          43.12
--------------------------------------------------------------------------------
6/16/94* through 4/30/98             22.64         28.98          26.34
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                                 Smith Barney    Alliance        Van Kampen
                                   Large Cap      Growth      American Capital
                                Value Portfolio  Portfolio  Enterprise Portfolio
================================================================================
6/16/94* through 4/30/98             120.49%       168.05%        147.36%
================================================================================

+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.

*    Commencement of operations.

++ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
            Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                             June 1994 -- April 1998

                             Smith Barney
                       Large Cap Value Portfolio                  S&P 500 Index
                       -------------------------                  -------------
6/16/94                          10,000                              10,000
10/94                            10,140                              10,324
4/95                             10,982                              11,404
10/95                            12,189                              13,053
4/96                             13,943                              14,684
10/96                            15,181                              16,018
4/97                             16,911                              18,374
10/97                            18,731                              21,159
4/98                             22,049                              25,920


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio) on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                             and Russell 1000 Index+

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                             June 1994 -- April 1998

                 Alliance             S&P 500 Index          Russell 1000 Index
                 --------             -------------          ------------------
6/16/94           10,000                 10,000                    10,000
10/94             10,650                 10,324                    10,191
4/95              11,475                 11,404                    11,050
10/95             13,428                 13,053                    12,612
4/96              15,557                 14,684                    14,327
10/96             17,007                 16,018                    15,501
4/97              17,491                 18,374                    17,529
10/97             22,549                 21,159                    20,236
4/98              26,805                 25,920                    24,485

+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

================================================================================
Historical Performance (unaudited)
================================================================================


                   Growth of $10,000 Invested in Shares of the
              Van Kampen American Capital Enterprise Portfolio vs.
                                 S&P 500 Index+

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                             June 1994 -- April 1998

                               Van Kampen
                            American Capital
                          Enterprise Portfolio                    S&P 500 Index
                          --------------------                    -------------
6/16/94                          10,000                              10,000
10/94                            10,380                              10,324
4/95                             11,160                              11,404
10/95                            12,948                              13,053
4/96                             14,933                              14,684
10/96                            15,972                              16,018
4/97                             17,283                              18,374
10/97                            20,733                              21,159
4/98                             24,736                              25,920

+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen American Capital Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)                              April 30, 1998
================================================================================

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
COMMON STOCK -- 95.9%
Capital Goods -- 8.5%
   120,000   Emerson Electric Co.                                   $ 7,635,000
    80,000   General Electric Co.                                     6,810,000
   200,000   Whirlpool Corp.                                         14,400,000
    50,000   Xerox Corp.                                              5,675,000
--------------------------------------------------------------------------------
                                                                     34,520,000
--------------------------------------------------------------------------------
Communication Equipment & Services -- 7.2%
   120,000   AT&T Corp.                                               7,207,500
    50,000   BellSouth Corp.                                          3,209,375
   170,000   GTE Corp.                                                9,934,375
   130,000   Sprint Corp.                                             8,880,625
--------------------------------------------------------------------------------
                                                                     29,231,875
--------------------------------------------------------------------------------
Conglomerates -- 1.3%
   100,000   National Service Industries, Inc.                        5,412,500
--------------------------------------------------------------------------------
Consumer Cyclicals -- 9.3%
   150,000   Dow Jones & Co., Inc.                                    7,303,125
   150,000   Ford Motor Co.                                           6,871,875
   160,000   Hudson's Bay Co.                                         3,478,747
   200,000   The Limited, Inc.                                        6,712,500
   100,000   Masco Corp.                                              5,800,000
   150,000   Stanley Works, Inc.                                      7,678,125
--------------------------------------------------------------------------------
                                                                     37,844,372
--------------------------------------------------------------------------------
Consumer Staples -- 9.6%
    50,000   AMP, Inc.                                                1,965,625
   150,000   Conagra Corp.                                            4,378,125
   100,000   Giant Foods, Inc., Class A Shares                        3,725,000
   150,000   Quaker Oats Corp.                                        7,800,000
   100,000   Sara Lee Corp.                                           5,956,250
   150,000   Seagram Co. Ltd.                                         6,403,125
   120,000   Unilever NV, NY Shares                                   8,955,000
--------------------------------------------------------------------------------
                                                                     39,183,125
--------------------------------------------------------------------------------
Energy -- 13.3%
   100,000   Ashland, Inc.                                            5,287,500
    80,000   Chevron Corp.                                            6,615,000
   100,000   Dresser Industries, Inc.                                 5,287,500
   100,000   E.I. duPont de Nemours & Co.                             7,281,250
    60,000   Exxon Corp.                                              4,376,250
    80,000   Honeywell, Inc.                                          7,450,000
   100,000   Mobil Corp.                                              7,900,000


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Energy -- 13.3% (continued)
     3,188   Raytheon Co., Class A Shares                            $  175,938
   300,000   The Williams Cos., Inc.                                  9,487,500
--------------------------------------------------------------------------------
                                                                     53,860,938
--------------------------------------------------------------------------------
Financial Services -- 20.4%
    39,312   Associates First Capital Corp., Class A Shares           2,938,628
   110,000   Banc One Corp.                                           6,469,375
    40,000   Chase Manhattan Corp.                                    5,542,500
    50,000   Chubb Corp.                                              3,946,875
   100,000   Dun & Bradstreet Corp.                                   3,550,000
    80,000   First Chicago NBD Corp.                                  7,430,000
    50,000   Hartford Financial Services Group, Inc.                  5,537,500
    60,000   Marsh & McLennan Cos., Inc.                              5,467,500
    60,000   Mid Ocean Ltd.                                           4,522,500
   100,000   NationsBank Corp.                                        7,575,000
   240,000   Provident Cos., Inc.                                     9,375,000
    75,000   St. Paul Cos., Inc.                                      6,356,250
    80,000   Toronto-Dominion Bank                                    3,655,000
   150,000   Washington Mutual, Inc.                                 10,509,375
--------------------------------------------------------------------------------
                                                                     82,875,503
--------------------------------------------------------------------------------
Health Care -- 10.3%
   100,000   Abbott Laboratories, Inc.                                7,312,500
   125,000   American Home Products Corp.                            11,640,625
   120,000   Baxter International, Inc.                               6,652,500
   100,000   Bristol-Myers Squibb Co.                                10,587,500
    80,000   Eli Lilly & Co.                                          5,565,000
--------------------------------------------------------------------------------
                                                                     41,758,125
--------------------------------------------------------------------------------
Raw and Intermediate Materials -- 6.7%
   110,000   Ball Corp.                                               4,248,750
   120,000   Imperial Chemicals Corp.                                 8,722,500
   150,000   International Paper Co.                                  7,828,125
   100,000   Reynolds Metals Co.                                      6,600,000
--------------------------------------------------------------------------------
                                                                     27,399,375
--------------------------------------------------------------------------------
Technology -- 2.8%
    60,000   Lockheed Martin Corp.                                    6,682,500
   100,000   Pitney Bowes, Inc.                                       4,800,000
--------------------------------------------------------------------------------
                                                                     11,482,500
--------------------------------------------------------------------------------
Utilities -- 6.5%
   100,000   Boston Edison Co.                                        4,075,000
   150,000   Duke Energy Corp.                                        8,681,250
   200,000   El Paso Natural Gas Co.                                  7,387,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   SHARES                        SECURITY                              VALUE
Utilities -- 6.5% (continued)
    55,134   Enron Global Power & Pipelines, LLC                   $  2,711,904
   100,000   Keyspan Energy Corp.                                     3,412,500
--------------------------------------------------------------------------------
                                                                     26,268,154
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost-- $304,979,383)                                  389,836,467
================================================================================

    FACE
   AMOUNT                        SECURITY                              VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.1%
$16,858,000  Goldman, Sachs & Co., 5.473% due 5/1/98; Proceeds
             at maturity-- $16,860,563; (Fully collateralized
             by U.S. Treasury Notes, 6.750% due 5/31/99;
             Market value-- $17,202,542) (Cost-- $16,858,000)        16,858,000
================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost-- $321,837,383*)                                $406,694,467
================================================================================

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
COMMON STOCK -- 95.2%
Aerospace & Defense -- 0.3%
    44,000   Allied Signal Inc.                                     $ 1,927,750
--------------------------------------------------------------------------------
Airlines -- 2.9%
   163,000   Continental Airlines, Inc., Class B Shares+              9,596,625
    47,900   Delta Airlines, Inc.                                     5,568,375
    40,300   Northwest Airlines Corp., Class A Shares+                2,115,750
    26,500   UAL Corp.+                                               2,310,469
    27,000   USAir Group, Inc.+                                       1,920,375
--------------------------------------------------------------------------------
                                                                     21,511,594
--------------------------------------------------------------------------------
Banks -- 6.0%
   113,304   Chase Manhattan Corp.                                   15,699,685
    50,000   Citicorp, Inc.                                           7,525,000
   146,000   First Union Corp.                                        8,814,750
   172,000   NationsBank Corp.                                       13,029,000
--------------------------------------------------------------------------------
                                                                     45,068,435
--------------------------------------------------------------------------------
Broadcasting -- 0.3%
    71,000   CBS Corp.                                                2,529,375
--------------------------------------------------------------------------------
Commercial Services -- 2.4%
   738,250   Cendant Corp.                                           18,456,250
--------------------------------------------------------------------------------
Computer -- 0.4%
    59,000   EMC Corp.+                                               2,721,375
--------------------------------------------------------------------------------
Computer Services -- 4.2%
   377,600   Ceridian Corp.+                                         21,358,000
   246,375   Sterling Commerce, Inc.+                                10,486,336
--------------------------------------------------------------------------------
                                                                     31,844,336
--------------------------------------------------------------------------------
Containers -- 1.2%
   147,000   Sealed Air Corp.+                                        9,215,062
--------------------------------------------------------------------------------
Diversified -- 2.3%
   333,000   Republic Industries, Inc.+                               9,261,563
   144,398   Tyco International Ltd.                                  7,869,691
--------------------------------------------------------------------------------
                                                                     17,131,254
--------------------------------------------------------------------------------
Drugs -- 5.3%
   128,000   Bristol-Myers Squibb & Co.                              13,552,000
   113,400   Merck & Co., Inc.                                       13,664,700
    76,000   Pfizer Inc.                                              8,649,750
    50,000   Schering-Plough Corp.                                    4,006,250
--------------------------------------------------------------------------------
                                                                     39,872,700
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Electrical Equipment -- 0.3%
--------------------------------------------------------------------------------
   108,000   Fore Systems, Inc.+                                    $ 2,470,500
--------------------------------------------------------------------------------
Electronic Components -- 2.8%
   132,300   SCI Systems, Inc.+                                       5,449,106
    97,900   Solectron Corp.+                                         4,338,194
   177,000   Texas Instruments, Inc.                                 11,339,063
--------------------------------------------------------------------------------
                                                                     21,126,363
--------------------------------------------------------------------------------
Electronics -- 5.2%
   535,950   Cisco Systems Inc.+                                     39,258,337
--------------------------------------------------------------------------------
Financial Services -- 8.0%
   106,600   American Express Co.                                    10,873,200
   129,000   The CIT Group, Inc., Class A Shares                      4,571,437
    10,300   Household International Inc.                             1,353,806
   556,575   MBNA Corp.                                              18,853,978
    51,200   Morgan Stanley, Dean Witter, Discover & Co.              4,038,400
   114,600   Newcourt Credit Group Inc.                               5,629,725
   930,450   Telecom-TCI Ventures, Class A Shares+                   15,177,966
--------------------------------------------------------------------------------
                                                                     60,498,512
--------------------------------------------------------------------------------
Hospital Supplies & Services -- 0.6%
    70,600   Medtronic, Inc.                                          3,715,325
   102,000   Quest Medical Inc.+                                        981,750
--------------------------------------------------------------------------------
                                                                      4,697,075
--------------------------------------------------------------------------------
Insurance -- 4.8%
   108,000   Acceptance Insurance Cos. Inc.+                          2,463,750
   178,675   American International Group, Inc.                      23,506,930
    60,800   The PMI Group Inc.                                       4,940,000
    11,100   Progressive Corp.                                        1,503,356
   131,600   20th Century Industries                                  3,750,600
--------------------------------------------------------------------------------
                                                                     36,164,636
--------------------------------------------------------------------------------
Manufacturing -- 2.1%
    20,500   Mannesmann AG                                           16,153,246
--------------------------------------------------------------------------------
Media Group -- 1.0%
    79,000   The News Corp. Ltd. ADR                                  2,157,688
    70,106   Reuters Group PLC                                        4,543,745
     6,900   Reuters Holdings PLC ADR                                   447,206
--------------------------------------------------------------------------------
                                                                      7,148,639
--------------------------------------------------------------------------------
Miscellaneous -- 3.4%
    95,400   Boston Scientific Corp.+                                 6,898,612
     5,400   Carnival Corp., Class A Shares                             375,638


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Miscellaneous -- 3.4% (continued)
    44,400   Harley Davidson Inc.                                   $ 1,598,400
    62,000   Loral Space & Communications+                            1,941,375
    61,100   Royal Caribbean Cruises Ltd.                             4,177,712
    85,000   Sanmina Corp.+                                           7,650,000
   138,900   Union Pacific Corp.                                      3,316,238
--------------------------------------------------------------------------------
                                                                     25,957,975
--------------------------------------------------------------------------------
Oil Related -- 7.3%
    88,000   Apache Corp.                                             3,113,000
   110,000   BJ Services Co.+                                         4,125,000
   247,800   Dresser Industries, Inc.                                13,102,425
 1,947,500   Gulf Canada Resources Ltd.+                             10,346,094
   142,200   Halliburton Co.                                          7,821,000
    54,000   Nabors Industries, Inc.+                                 1,360,125
   215,000   Noble Drilling Corp.+                                    6,947,188
    80,600   Santa Fe International Corp.                             3,158,513
    90,000   Transocean Offshore, Inc.                                5,028,750
--------------------------------------------------------------------------------
                                                                     55,002,095
--------------------------------------------------------------------------------
Real Estate -- 6.1%
   180,900   Arden Realty Group, Inc.                                 5,076,506
    84,500   Boston Properties Inc.                                   2,793,781
   140,000   Entertainment Properties Trust                           2,756,250
    84,400   Equity Office Properties Trust                           2,400,125
   140,000   Excel Legacy Corp.+                                        735,000
   140,000   Excel Realty Trust Inc.                                  3,745,000
   270,300   Humphrey Hospitality Trust, Inc.                         2,905,725
    93,000   JP Realty Inc.                                           2,249,438
   250,000   Koger Equity Inc.                                        5,359,375
   131,900   Macerich Co.                                             3,701,444
   114,000   Prentiss Properties Trust                                2,892,750
    35,000   SL Green Realty Corp.                                      840,000
   138,000   Spieker Properties, Inc.                                 5,468,250
    70,641   Starwood Hotels & Resorts                                3,545,304
    40,000   Sun Communities Inc.                                     1,400,000
--------------------------------------------------------------------------------
                                                                     45,868,948
--------------------------------------------------------------------------------
Retail -- 2.9%
   154,850   The Home Depot Inc.                                     10,781,431
   327,800   The Limited Inc.                                        11,001,787
--------------------------------------------------------------------------------
                                                                     21,783,218
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment -- 0.3%
    44,000   Xilinx Inc.+                                             2,013,000
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Software -- 1.0%
--------------------------------------------------------------------------------
   114,000   Networks Associates Inc.+                             $  7,809,000
--------------------------------------------------------------------------------
Technology-- 2.8%
   787,400   Sterling Software Inc.+                                 20,816,887
--------------------------------------------------------------------------------
Telecommunication Equipment -- 0.5%
    39,000   Ericsson LM Telephone ADR                                2,006,062
    29,000   Tellabs, Inc.+                                           2,055,375
--------------------------------------------------------------------------------
                                                                      4,061,437
--------------------------------------------------------------------------------
Telecommunications -- 8.1%
   153,000   ADC Telecommunications, Inc.+                            4,580,438
    67,400   Colt Telecommunications Group PLC ADR+                   5,804,825
   195,700   Electric Lightwave, Inc.+                                3,742,762
   263,700   Nextel Communications Inc.+                              7,564,894
    27,675   Tele-Communications, Inc., Class A Shares+                 892,519
   300,180   Tele-Communications Liberty Media Group,
               Class A Shares+                                        9,962,224
    57,000   Telecomuncacoes Brasileiras SA ADR                       6,943,312
   128,500   Teleport Communications Group, Inc., Class A Shares+     6,922,937
   247,100   Viacom, Inc., Non-voting Class B Shares+                14,331,800
--------------------------------------------------------------------------------
                                                                     60,745,711
--------------------------------------------------------------------------------
Tobacco -- 3.7%
   113,800   Loews Corp.                                             11,387,113
   447,400   Philip Morris Cos., Inc.                                16,693,613
--------------------------------------------------------------------------------
                                                                     28,080,726
--------------------------------------------------------------------------------
Utilities - Telephone -- 9.0%
   394,000   MCI Communications Corp.                                19,823,125
    94,000   Millicom International Cellular SA+                      3,677,750
    93,800   Telephone & Data Systems, Inc.                           4,455,500
   933,845   Worldcom, Inc.+                                         39,951,056
--------------------------------------------------------------------------------
                                                                     67,907,431
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost-- $519,552,081)                                  717,841,867
================================================================================

CONVERTIBLE PREFERRED STOCK -- 1.7%
Drugs -- 0.1%
    24,400   Gensia Inc., Exchangeable $3.75                            616,100
--------------------------------------------------------------------------------
Electronics -- 0.2%
   920,000   Altera Corp., 5.75% due 6/15/02                          1,469,700
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                            ALLIANCE GROWTH PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Miscellaneous -- 1.0%
--------------------------------------------------------------------------------
    60,000   Automatic Common Exchange Security Trust 6.50%        $  1,560,000
   225,000   The Trust Automatic Common Exchange Securities           5,878,125
--------------------------------------------------------------------------------
                                                                      7,438,125
--------------------------------------------------------------------------------
Telecommunications -- 0.4%
    22,000   Worldcom Inc. 8.00%                                      3,260,125
--------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED STOCK
             (Cost-- $10,398,337)                                    12,784,050
================================================================================

    FACE
   AMOUNT                        SECURITY                              VALUE
================================================================================
CONVERTIBLE BOND -- 0.3%
Computers -- 0.3%
$2,905,000   HMT Technology Corp., 5.75% due 1/15/04*
             (Cost-- $2,952,567)                                      2,541,875
================================================================================

SHORT-TERM INVESTMENTS -- 2.8%
 6,000,000   Farmer Mac Discount Note, 5.42% due 5/20/98              5,982,837
 9,200,000   Federal Home Loan Mortgage Corp. Discount Note,
               5.45% due 5/1/98                                       9,200,000
 6,000,000   Federal National Mortgage Association Discount Note,
               5.42% due 5/18/98                                      5,984,643
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost-- $21,167,480)                                    21,167,480
================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost-- $554,070,465**)                               $754,335,272
================================================================================

+    Non-income producing security.

* Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
COMMON STOCK -- 95.3%
Advertising -- 1.0%
    57,800   Omnicom Group Inc.                                     $ 2,738,274
--------------------------------------------------------------------------------
Aircraft & Aerospace -- 1.1%
    29,000   United Technologies Corp.                                2,854,687
--------------------------------------------------------------------------------
Airlines -- 1.4%
    11,200   AMR Corp.+                                               1,706,600
    32,700   Continental Airlines, Inc., Class B Shares+              1,925,212
--------------------------------------------------------------------------------
                                                                      3,631,812
--------------------------------------------------------------------------------
Automotive -- 0.7%
    41,800   Ford Motor Co.                                           1,914,962
--------------------------------------------------------------------------------
Banking - Major -- 3.6%
    16,600   BankAmerica Corp.                                        1,411,000
    23,000   BankBoston Corp.                                         2,482,563
    30,100   Chase Manhattan Corp.                                    4,170,730
    12,400   U.S. Bancorp                                             1,574,800
--------------------------------------------------------------------------------
                                                                      9,639,093
--------------------------------------------------------------------------------
Broadcast Media & Cable Television -- 4.1%
    86,900   CBS Inc.                                                 3,095,812
    73,200   Chancellor Media Corp.+                                  3,472,425
     6,968   Clear Channel Communications, Inc.+                        656,734
    25,700   Jacor Communications Inc.+                               1,461,688
    27,300   Time Warner Inc.                                         2,143,050
--------------------------------------------------------------------------------
                                                                     10,829,709
--------------------------------------------------------------------------------
Chemicals -- 1.6%
    53,100   Crompton & Knowles Corp.                                 1,589,680
    22,500   Cytec Industries, Inc.+                                  1,231,875
    19,500   E.I. duPont de Nemours                                   1,419,844
--------------------------------------------------------------------------------
                                                                      4,241,399
--------------------------------------------------------------------------------
Commercial Services -- 2.3%
    64,625   Accustaff Inc.                                           2,318,421
    81,705   Cendant Corp.+                                           2,042,625
    42,400   Metamor Worldwide, Inc.+                                 1,621,800
--------------------------------------------------------------------------------
                                                                      5,982,846
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.8%
    45,700   Brightpoint Inc.+                                          891,150
    51,800   SYSCO Corp.                                              1,233,487
--------------------------------------------------------------------------------
                                                                      2,124,637
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Diversified Operations/Manufacturing -- 2.9%
    14,600   Aeroquip - Vickers Inc.                                 $  928,012
    23,400   Lear Corp.+                                              1,253,363
    31,200   Textron, Inc.                                            2,441,400
    54,800   Tyco International Ltd.                                  2,986,600
--------------------------------------------------------------------------------
                                                                      7,609,375
--------------------------------------------------------------------------------
Electronics - Semiconductors/Components -- 0.9%
    33,200   Maxim Integrated Products, Inc.+                         1,340,450
    23,700   Xilinx, Inc.+                                            1,084,275
--------------------------------------------------------------------------------
                                                                      2,424,725
--------------------------------------------------------------------------------
Energy - Oil & Gas Companies -- 1.3%
    11,600   British Petroleum ADR                                    1,096,200
    21,000   Texaco, Inc.                                             1,291,500
    33,400   YPF Sociedad Anonima ADR                                 1,164,825
--------------------------------------------------------------------------------
                                                                      3,552,525
--------------------------------------------------------------------------------
Energy - Oilfield Services -- 1.7%
    22,100   Cooper Cameron Corp.+                                    1,468,268
    24,600   Smith International, Inc.+                               1,445,250
    29,900   Weatherford Enterra, Inc.+                               1,496,869
--------------------------------------------------------------------------------
                                                                      4,410,387
--------------------------------------------------------------------------------
Environmental Production/Services -- 1.9%
   102,000   U.S.A. Waste Service, Inc.+                              5,004,375
--------------------------------------------------------------------------------
Financial Services -- 4.5%
    13,969   Associates First Capital Corp.                           1,044,193
    27,700   Bear Stearns Cos. Inc.                                   1,580,630
    36,300   Fannie Mae                                               2,173,463
    41,500   FirstPlus Financial Group, Inc.+                         2,012,750
     7,400   Household International, Inc.                              972,638
    14,000   Merrill Lynch & Co., Inc.                                1,228,500
    51,100   Money Store, Inc.                                        1,679,913
    18,400   Washington Mutual Inc.                                   1,289,150
--------------------------------------------------------------------------------
                                                                     11,981,237
--------------------------------------------------------------------------------
Health Care - Hospital/Medical Services -- 7.6%
    49,000   ESC Medical Systems Ltd.+                                1,592,500
    23,700   Guidant Corp.                                            1,584,938
    38,500   Health Care & Retirement Corp.+                          1,568,875
    46,168   Health Management Association, Inc.+                     1,454,291
    90,700   Healthsouth Corp.+                                       2,738,006


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Health Care - Hospital/Medical Services -- 7.6% (continued)
    30,100   Lincare Holdings, Inc.+                                $ 2,441,863
    32,300   Tenet Healthcare Corp.                                   1,209,231
    64,414   Total Renal Care Holdings, Inc.+                         2,133,714
    33,000   Universal Health Services Inc., Class B Shares+          1,899,563
    50,900   Wellpoint Health Networks Inc.+                          3,671,163
--------------------------------------------------------------------------------
                                                                     20,294,144
--------------------------------------------------------------------------------
Health Care - Pharmaceuticals -- 6.5%
    12,900   Abbott Laboratories                                        943,312
    48,200   Bristol-Myers Squibb Co.                                 5,103,175
    26,300   McKesson Corp.                                           1,859,081
     9,000   Merck & Co., Inc.                                        1,084,500
    44,900   Mylan Laboratories Inc.                                  1,217,913
     9,300   Pfizer, Inc.                                             1,058,456
    44,900   Schering-Plough Corp.                                    3,597,613
    53,400   Watson Pharmaceuticals, Inc.+                            2,296,200
--------------------------------------------------------------------------------
                                                                     17,160,250
--------------------------------------------------------------------------------
Hotels/Motels -- 0.3%
    20,100   Promus Hotel Corp.+                                        908,269
--------------------------------------------------------------------------------
Insurance -- 6.0%
    18,800   Allstate Corp.                                           1,809,500
    23,700   AMBAC Inc.                                               1,343,494
    33,700   CMAC Investment Corp.                                    2,175,756
   114,100   Conseco, Inc.+                                           5,662,213
    14,000   MGIC Investment Corp.                                      882,000
    46,700   Sunamerica, Inc.                                         2,332,081
    40,400   Torchmark Corp.                                          1,800,325
--------------------------------------------------------------------------------
                                                                     16,005,369
--------------------------------------------------------------------------------
Manufacturing -- 2.6%
    44,000   Dana Corp.                                               2,601,500
    21,600   Eaton Corp.                                              1,995,300
    30,000   Hexcel Corp.                                               838,125
    21,000   Illinois Tool Works Co.                                  1,480,500
--------------------------------------------------------------------------------
                                                                      6,915,425
--------------------------------------------------------------------------------
Newspapers -- 2.2%
    26,100   Gannett Inc.                                             1,773,169
    29,300   New York Times Co., Class A Shares                       2,078,469
    29,600   Tribune Co.                                              1,953,600
--------------------------------------------------------------------------------
                                                                      5,805,238
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Paper & Related Products -- 0.9%
    23,100   Bowater Inc.                                           $ 1,292,156
    23,400   Fort James Corp.                                         1,161,225
--------------------------------------------------------------------------------
                                                                      2,453,381
--------------------------------------------------------------------------------
Pipelines -- 1.5%
    67,200   El Paso Natural Gas Co.                                  2,482,200
    28,600   Enron Corp.                                              1,406,763
--------------------------------------------------------------------------------
                                                                      3,888,963
--------------------------------------------------------------------------------
Retail - Apparel -- 1.0%
    26,700   Liz Claiborne, Inc.                                      1,313,306
    22,300   Tommy Hilfiger Corp.+                                    1,360,300
--------------------------------------------------------------------------------
                                                                      2,673,606
--------------------------------------------------------------------------------
Retail - Consumer Electronics -- 0.5%
    26,000   Maytag Corp.                                             1,339,000
--------------------------------------------------------------------------------
Retail - Department/Discount -- 5.9%
    20,000   Consolidated Stores Corp.                                  800,000
    31,300   Costco Cos. Inc.                                         1,748,888
    33,500   Dayton Hudson Corp.                                      2,924,969
    39,300   Family Dollar Stores, Inc.                               1,336,200
    26,000   Lowe's Cos. Inc.                                         1,818,375
    36,000   Proffitt's Inc.+                                         1,431,000
    53,900   Ross Stores, Inc.                                        2,496,244
    69,800   TJX Co.                                                  3,088,650
--------------------------------------------------------------------------------
                                                                     15,644,326
--------------------------------------------------------------------------------
Retail - Food/Drugs -- 3.8%
    14,100   CVS Corp.                                                1,039,875
    34,000   General Nutrition Co.+                                   1,219,750
    55,100   Kroger, Inc.+                                            2,307,313
    43,300   Rite Aid Corp.                                           1,391,013
   106,795   Safeway, Inc.+                                           4,084,909
--------------------------------------------------------------------------------
                                                                     10,042,860
--------------------------------------------------------------------------------
Retail - Packaged Goods -- 1.9%
    23,000   Colgate-Palmolive Co.                                    2,062,813
    81,700   Dial Corp.                                               1,991,438
    16,900   Kimberly-Clark Corp.                                       857,675
--------------------------------------------------------------------------------
                                                                      4,911,926
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Retail - Restaurants -- 1.9%
    92,700   Brinker International Inc.+                            $ 2,224,800
    27,300   Cracker Barrel Old Country Store, Inc.                   1,003,275
    55,400   Foodmaker Inc.+                                          1,052,600
    28,200   Landry's Seafood Restaurant+                               803,700
--------------------------------------------------------------------------------
                                                                      5,084,375
--------------------------------------------------------------------------------
Retail - Specialty -- 1.4%
    20,000   Avon Products, Inc.                                      1,643,750
    18,000   Bed Bath & Beyond Inc.                                     886,500
    38,800   Borders Group Inc.                                       1,246,450
--------------------------------------------------------------------------------
                                                                      3,776,700
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 2.6%
    28,700   Gateway 2000, Inc.+                                      1,684,331
    22,800   International Business Machine Corp.                     2,641,950
     9,700   Sanmina Corp.+                                             873,000
    44,400   SCI Systems Inc.+                                        1,828,725
--------------------------------------------------------------------------------
                                                                      7,028,006
--------------------------------------------------------------------------------
Technology - Computer Software -- 8.7%
    35,800   BMC Software, Inc.                                       3,349,538
    51,550   Cadence Design Systems, Inc.+                            1,871,909
    22,500   Check Point Software Technologies Ltd.+                    660,938
    22,650   Citrix Systems Inc.+                                     1,407,131
    36,550   Computer Associates International Inc.                   2,140,459
    38,600   Computer Sciences Corp.                                  2,036,150
    48,400   Compuware Corp.+                                         2,365,550
    75,800   EMC Corp.+                                               3,496,275
    18,600   Microsoft Corp.+                                         1,676,325
    37,200   Network Associates, Inc.+                                2,548,200
    59,200   Sterling Software Inc.+                                  1,565,100
--------------------------------------------------------------------------------
                                                                     23,117,575
--------------------------------------------------------------------------------
Technology - Semiconductors -- 1.1%
    22,966   Analog Devices, Inc.                                       894,239
    24,600   Linear Technology Co.                                    1,980,300
--------------------------------------------------------------------------------
                                                                      2,874,539
--------------------------------------------------------------------------------
Technology - Telecommunications Equipment -- 3.0%
    19,700   Adaptec Inc.                                               466,644
    20,500   Cisco Systems Inc.+                                      1,501,625
    20,200   Conversion Technologies International, Inc.+               956,975


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Schedules of Investments (unaudited) (continued)                  April 30, 1998
================================================================================

                VAN KAMPEN AMERICAN CAPITAL ENTERPRISE PORTFOLIO

   SHARES                        SECURITY                              VALUE
================================================================================
Technology - Telecommunications Equipment-- 3.0% (continued)
    14,000   Lucent Technologies Inc.                              $  1,065,750
    29,600   Nokia Corp. ADR                                          1,979,500
    28,700   Tellabs, Inc.+                                           2,034,113
--------------------------------------------------------------------------------
                                                                      8,004,607
--------------------------------------------------------------------------------
Tobacco -- 2.7%
   189,200   Philip Morris Co.                                        7,059,525
--------------------------------------------------------------------------------
Transportation - Air Freight -- 0.5%
    34,300   Airborne Freight Corp.                                   1,359,138
--------------------------------------------------------------------------------
Utilities - Electric/Gas -- 0.4%
    19,000   CMS Energy Corp.                                           830,062
     5,200   GPU, Inc.                                                  206,050
--------------------------------------------------------------------------------
                                                                      1,036,112
--------------------------------------------------------------------------------
Utilities - Telephone -- 2.5%
    39,700   Ameritech Corp.                                          1,689,730
    20,100   Bell Atlantic Corp.                                      1,880,606
    31,600   SBC Communications Inc.                                  1,309,425
    31,600   U.S. West Communications Inc.                            1,666,900
--------------------------------------------------------------------------------
                                                                      6,546,661
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost-- $181,631,195)                                  252,870,038
================================================================================

    FACE
   AMOUNT                        SECURITY                              VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 4.7%
$12,645,000  U.S. Treasury Bills, 4.32% to 5.03% due 5/7/98 to 7/2/98
             (Cost-- $12,576,714)                                    12,576,755
================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost-- $194,207,909*)                                $265,446,793
================================================================================

+    Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1998
================================================================================

                                                                    Van Kampen
                                       Smith Barney                  American
                                         Large Cap     Alliance       Capital
                                           Value        Growth      Enterprise
                                         Portfolio     Portfolio     Portfolio
================================================================================
ASSETS:
  Investments, at value
    (Cost -- $321,837,383,
    $554,070,465 and $194,207,909,
    respectively)                    $406,694,467   $754,335,272   $265,446,793
  Cash                                        318         50,226         15,552
  Dividends and interest receivable       492,781        617,142        170,893
  Receivable for securities sold               --             --         47,628
--------------------------------------------------------------------------------
  Total Assets                        407,187,566    755,002,640    265,680,866
--------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                 230,775        474,982        332,221
  Payable for securities purchased             --      4,359,647             --
  Accrued expenses                         33,121         35,528         24,396
--------------------------------------------------------------------------------
  Total Liabilities                       263,896      4,870,157        356,617
--------------------------------------------------------------------------------
Total Net Assets                     $406,923,670   $750,132,483   $265,324,249
================================================================================
NET ASSETS:
  Par value of shares of beneficial
    interest                         $        193   $        303   $        112
  Capital paid in excess of par value 295,471,456    478,969,152    172,284,310
  Undistributed net investment income   7,312,466      4,114,084      1,053,102
  Accumulated net realized gain
    on security transactions           19,282,471     66,784,137     20,747,841
  Net unrealized appreciation
    of investments                     84,857,084    200,264,807     71,238,884
--------------------------------------------------------------------------------
Total Net Assets                     $406,923,670   $750,132,483   $265,324,249
================================================================================
Shares Outstanding                     19,314,143     30,313,028     11,181,450
--------------------------------------------------------------------------------
Net Asset Value                            $21.07         $24.75         $23.73
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1998

                                                                                                                         Van Kampen
                                                                          Smith Barney                                    American
                                                                            Large Cap              Alliance               Capital
                                                                              Value                 Growth               Enterprise
                                                                            Portfolio              Portfolio              Portfolio
====================================================================================================================================
INVESTMENT INCOME:
  Dividends                                                               $  3,680,484           $  4,194,391           $  1,001,933
  Interest                                                                     450,047              1,194,037                309,464
------------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                                    4,130,531              5,388,428              1,311,397
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                                   1,115,322              2,521,009                785,104
  Audit and legal                                                               11,551                 11,604                  7,439
  Registration fees                                                              8,852                     --                     --
  Directors' fees                                                                6,118                 10,413                  3,224
  Shareholder communications                                                     5,935                 22,026                  5,455
  Custody                                                                        5,388                 14,318                  4,281
  Shareholder and system servicing fees                                          4,463                  3,968                  5,828
  Other                                                                          1,342                  1,044                 12,870
------------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                             1,158,971              2,584,382                824,201
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                        2,971,560              2,804,046                487,196
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions:
    Proceeds from sales                                                     51,187,730            106,960,001            130,973,750
    Cost of securities sold                                                 42,632,466             85,379,762            122,821,738
------------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain                                                          8,555,264             21,580,239              8,152,012
------------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments:
    Beginning of period                                                     40,791,822            112,515,767             38,536,804
    End of period                                                           84,857,084            200,264,807             71,238,884
------------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                   44,065,262             87,749,040             32,702,080
------------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                                     52,620,526            109,329,279             40,854,092
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                    $ 55,592,086           $112,133,325           $ 41,341,288
====================================================================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Smith Barney Large Cap Value Portfolio                1998               1997
================================================================================
OPERATIONS:
  Net investment income                          $  2,971,560      $  4,343,100
  Net realized gain                                 8,555,264        10,733,184
  Increase in net unrealized appreciation          44,065,262        24,630,552
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           55,592,086        39,706,836
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --        (1,809,911)
  Net realized gains                                       --        (1,779,060)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --        (3,588,971)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 67,146,975       112,644,265
  Net asset value of shares issued
    for reinvestment of dividends                          --         3,588,971
  Cost of shares reacquired                        (3,148,195)       (3,730,616)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                        63,998,780       112,502,620
--------------------------------------------------------------------------------
Increase in Net Assets                            119,590,866       148,620,485
NET ASSETS:
  Beginning of period                             287,332,804       138,712,319
--------------------------------------------------------------------------------
  End of period*                                 $406,923,670      $287,332,804
================================================================================
* Includes undistributed net investment income of: $7,312,466        $4,340,906
================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Alliance Growth Portfolio                              1998             1997
================================================================================
OPERATIONS:
  Net investment income                          $  2,804,046      $  1,309,831
  Net realized gain                                21,580,239        45,285,163
  Increase in net unrealized appreciation          87,749,040        69,278,096
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations          112,133,325       115,873,090
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --          (322,517)
  Net realized gains                                       --       (12,082,073)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --       (12,404,590)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 96,259,352       139,218,982
  Net asset value of shares issued
    for reinvestment of dividends                          --        12,404,591
  Cost of shares reacquired                        (2,786,209)       (5,161,944)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                        93,473,143       146,461,629
--------------------------------------------------------------------------------
Increase in Net Assets                            205,606,468       249,930,129
NET ASSETS:
  Beginning of period                             544,526,015       294,595,886
--------------------------------------------------------------------------------
  End of period*                                 $750,132,483      $544,526,015
================================================================================
* Includes undistributed net investment income of: $4,114,084        $1,310,038
================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Van Kampen American Capital Enterprise Portfolio       1998             1997
================================================================================
OPERATIONS:
  Net investment income                          $    487,196      $    615,283
  Net realized gain                                 8,152,012        13,001,084
  Increase in net unrealized appreciation          32,702,080        23,155,657
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           41,341,288        36,772,024
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                    --          (361,911)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          --          (361,911)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 29,059,177        58,656,790
  Net asset value of shares issued
    for reinvestment of dividends                          --           361,911
  Cost of shares reacquired                        (1,659,161)       (2,536,998)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                        27,400,016        56,481,703
--------------------------------------------------------------------------------
Increase in Net Assets                             68,741,304        92,891,816
NET ASSETS:
  Beginning of period                             196,582,945       103,691,129
--------------------------------------------------------------------------------
  End of period*                                 $265,324,249      $196,582,945
================================================================================
* Includes undistributed net investment income of: $1,053,102          $565,906
================================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio (formerly known as Smith Barney Income and Growth Portfolio), Alliance Growth Portfolio and Van Kampen American Capital Enterprise Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Large Capitalization Growth and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(e) interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Alliance Growth Portfolio to reflect


--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen American Capital Enterprise ("VKACEP") Portfolios. SBLCV pays MMC a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. AGP and VKACEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen American Capital Asset Management, Inc. ("VKAC"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAC are responsible for the day-to-day portfolio operations and investment decisions and are compensated for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKACEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKACEP.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the six months ended April 30, 1998, SB received brokerage commissions of $83,530.

All officers and one director of the Fund are employees of SB.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

3. Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                                                                   Van Kampen
                               Smith Barney                         American
                                 Large Cap         Alliance          Capital
                                   Value            Growth         Enterprise
================================================================================
Purchases                      $116,346,624     $252,647,123     $ 84,591,091
--------------------------------------------------------------------------------
Sales                            51,187,730      106,960,001       59,743,097
================================================================================

At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                   Van Kampen
                               Smith Barney                         American
                                 Large Cap         Alliance          Capital
                                   Value            Growth         Enterprise
================================================================================

Gross unrealized appreciation   $86,518,437     $207,783,665      $72,153,542
Gross unrealized depreciation    (1,661,353)      (7,518,858)        (914,658)
--------------------------------------------------------------------------------
Net unrealized appreciation     $84,857,084     $200,264,807      $71,238,884
================================================================================

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the


--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKACEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, AGP and VKACEP had no open futures contracts.

6. Options Contracts

AGP and VKACEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decrease by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At April 30, 1998, AGP and VKACEP had no open purchased put or call option contracts.

When AGP and VKACEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 1998, AGP and VKACEP did not write any options.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 1998, there were no securities on loan.

8. Capital Shares

At April 30, 1998, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended      Year Ended
                                            April 30, 1998    October 31, 1997
================================================================================
Smith Barney Large Cap Value
Shares sold                                   3,428,266          6,685,160
Shares issued on reinvestment                        --            235,342
Shares redeemed                                (163,916)          (219,187)
--------------------------------------------------------------------------------
Net Increase                                  3,264,350          6,701,315
================================================================================
Alliance Growth
Shares sold                                   4,286,130          7,641,028
Shares issued on reinvestment                        --            734,869
Shares redeemed                                (126,514)          (294,993)
--------------------------------------------------------------------------------
Net Increase                                  4,159,616          8,080,904
================================================================================
Van Kampen American Capital Enterprise
Shares sold                                   1,377,938          3,263,315
Shares issued on reinvestment                        --             22,619
Shares redeemed                                 (80,146)          (146,973)
--------------------------------------------------------------------------------
Net Increase                                  1,297,792          3,138,961
================================================================================


--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

Smith Barney Large Cap
Value Portfolio                                        1998(1)           1997             1996             1995            1994(2)
=================================================================================================================================
Net Asset Value,
  Beginning of Period                            $     17.90       $     14.84      $     12.12      $     10.14     $     10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                              0.11              0.25             0.32             0.28            0.11
  Net realized and unrealized gain                      3.06              3.16             2.62             1.76            0.03
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            3.17              3.41             2.94             2.04            0.14
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --             (0.18)           (0.17)           (0.06)             --
  Net realized gains                                      --             (0.17)           (0.05)              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (0.35)           (0.22)           (0.06)             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $     21.07       $     17.90      $     14.84      $     12.12     $     10.14
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                           17.71%++          23.38%           24.55%           20.21%           1.40%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $   406,924       $   287,333      $   138,712      $    39,364     $     6,377
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                           0.67%+            0.69%            0.73%            0.73%           0.73%+
  Net investment income                                 1.73+             2.01             2.35             2.70            2.82+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   15%               46%              32%              38%              2%
---------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                 $      0.06       $      0.06      $      0.06      $      0.07              --
=================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $13,120 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.02                   0.94%
         1994                          0.05                   2.08+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Smith Barney Large Cap
Alliance Growth Portfolio                              1998(1)           1997             1996             1995            1994(2)
=================================================================================================================================
Net Asset Value,
  Beginning of Period                            $     20.82       $     16.30      $     13.28      $     10.65     $     10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                              0.09              0.05             0.04             0.14            0.06
  Net realized and unrealized gain                      3.84              5.11             3.39             2.61            0.59
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            3.93              5.16             3.43             2.75            0.65
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --             (0.02)           (0.09)           (0.02)             --
  Net realized gains                                      --             (0.62)           (0.32)           (0.10)             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (0.64)           (0.41)           (0.12)             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $     24.75       $     20.82      $     16.30      $     13.28     $     10.65
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                           18.88%++          32.59%           26.55%           26.18%           6.50%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $   750,132       $   544,526      $   294,596      $   111,573     $    17,086
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                           0.82%+            0.82%            0.87%            0.90%           0.88%+
  Net investment income                                 0.89+             0.32             0.39             1.24            1.47+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   18%               66%              88%              78%             37%
---------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)                 $      0.07       $      0.05      $      0.05      $      0.06              --
=================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $3,500 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                           Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           in Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.01                   0.97%
         1994                          0.03                   1.76+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Van Kampen American
Capital Enterprise Portfolio                         1998(1)           1997             1996             1995            1994(2)
=================================================================================================================================
Net Asset Value,
  Beginning of Period                         $     19.89        $     15.37       $     12.89       $     10.38      $     10.00
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                           0.04               0.06              0.05              0.03             0.03
  Net realized and
    unrealized gain                                  3.80               4.51              2.87              2.53             0.35
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                         3.84               4.57              2.92              2.56             0.38
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                --              (0.05)            (0.04)            (0.02)              --
  Net realized gains                                   --                 --             (0.40)            (0.03)              --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --              (0.05)            (0.44)            (0.05)              --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     23.73        $     19.89       $     15.37       $     12.89      $     10.38
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                        19.31%++           29.81%            23.35%            24.74%            3.80%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $   265,324        $   196,583       $   103,691       $    32,447      $     5,734
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                        0.73%+             0.74%             0.83%             0.88%            0.84%+
  Net investment income                              0.43+              0.41              0.53              0.65             0.79+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                28%                75%              112%              180%              55%
---------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)              $      0.06        $      0.05       $      0.06       $      0.05               --
=================================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).

(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.

(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager has reimbursed the Portfolio for $19,007 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                          Expense Ratios
                              Per Share Decreases       Without Fee Waivers
                           to Net Investment Income      and Reimbursement
                           ------------------------      -----------------
         1995                         $0.06                   1.26%
         1994                          0.07                   2.66+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund;

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies;

The results of the vote on Proposal 1 were as follows:

                     Shares Voted    Percentage of  Shares Voted   Percentage of
Name of Directors         For         Shares Voted    Against      Shares Voted
================================================================================
Victor K. Atkins    231,059,252.884       97.271% 6,481,382.874         2.729%
Abraham E. Cohen    231,294,945.547       97.371  6,245,690.211         2.629
Robert A. Frankel   230,999,179.846       97.246  6,541,455.912         2.754
Rainer Greeven      231,468,718.650       97.444  6,071,917.108         2.556
Susan M. Heilbron   231,485,321.942       97.451  6,055,313.816         2.549
Heath B. McLendon   231,463,894.239       97.442  6,076,741.519         2.558
James M. Shuart     231,410,828.580       97.419  6,129,807.178         2.581
================================================================================


Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                                                     Van Kampen
                                         Smith Barney                 American
                                           Large Cap    Alliance       Capital
                                             Value       Growth      Enterprise
                                           Portfolio    Portfolio     Portfolio
================================================================================
M   Diversification                        Approved     Approved      Approved
--------------------------------------------------------------------------------
M   Senior Securities                      Approved     Approved      Approved
--------------------------------------------------------------------------------
M   Industry Concentration                 Approved        N/A           N/A
--------------------------------------------------------------------------------
M   Borrowing                              Approved     Approved      Approved
--------------------------------------------------------------------------------
E   Ability to Pledge Assets               Approved        N/A        Approved
--------------------------------------------------------------------------------
M   Lending                                Approved     Approved      Approved
--------------------------------------------------------------------------------
M   Underwriting of Securities             Approved     Approved      Approved
--------------------------------------------------------------------------------
M   Real Estate                            Approved     Approved      Approved
--------------------------------------------------------------------------------
R   Purchases of Securities of Other
      Investment Companies                 Approved        N/A           N/A
================================================================================

N/A - Not Applicable


--------------------------------------------------------------------------------
38                                      1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of each Portfolio on all of the items in Proposal 2.


Smith Barney Large Cap Value Portfolio

                Percentage                Percentage                 Percentage
  Shares Voted   of Shares  Shares Voted   of Shares     Shares       of Shares
       For         Voted       Against       Voted     Abstaining     Abstained
================================================================================
 15,590,693.876   92.786%    143,274.594    0.853%    1,068,889.138    6.361%
================================================================================

Alliance Growth Portfolio

                Percentage                Percentage                 Percentage
  Shares Voted   of Shares  Shares Voted   of Shares     Shares       of Shares
       For         Voted       Against       Voted     Abstaining     Abstained
================================================================================
 24,932,459.967   92.109%    336,789.214    1.245%    1,799,083.611    6.646%
================================================================================

Van Kampen American Capital Enterprise Portfolio

                Percentage                Percentage                 Percentage
  Shares Voted   of Shares  Shares Voted   of Shares     Shares       of Shares
       For         Voted       Against       Voted     Abstaining     Abstained
================================================================================
  9,382,225.077   92.297%    115,598.826    1.137%     667,483.709     6.566%
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

                      [This page intentionally left blank]

Travelers Series                        SMITH BARNEY
Fund Inc.                               --------------------------------
                                        A Member of TravelersGroup[LOGO]


Directors                               Investment Managers
Victor K. Atkins                        Mutual Management Corp.
A.E. Cohen                              Travelers Investment Adviser, Inc.
Robert A. Frankel
Rainer Greeven                          Distributor
Susan M. Heilbron                       Smith Barney Inc.
Heath B. McLendon, Chairman
James M. Shuart                         Custodian
                                        PNC Bank, N.A.
Officers
Heath B. McLendon                       Annuity Administration
President and                           Travelers Annuity Investor Services
Chief Executive Officer                 5 State House Square
                                        1 Tower Square
Lewis E. Daidone                        Hartford, CT 06183
Senior Vice President and
Treasurer

James B. Conheady                       This report is submitted for the general
Vice President                          information of the shareholders of
                                        Travelers Series Fund Inc. - Smith
Bruce D. Sargent                        Barney Large Cap Value Portfolio,
Vice President                          Alliance Growth Portfolio and Van Kampen
                                        American Capital Enterprise Portfolio.
Thomas M. Reynolds                      It is not authorized for distribution to
Controller                              prospective investors unless accompanied
                                        or preceded by a current Prospectus for
Christina T. Sydor                      the Fund, which contains information
Secretary                               concerning the Fund's investment
                                        policies and expenses as well as other
                                        pertinent information.

                                        Travelers Series Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013


			IN0802  6/98

================================================================================


                         [PHOTO]

                         Travelers Series Fund Inc.

                         MFS Total Return Portfolio
                         TBC Managed Income
                         Portfolio
                         Smith Barney Money
                         Market Portfolio

                         ------------------
                         SEMI-ANNUAL REPORT
                         ------------------
                         April 30, 1998


                  [LOGO] Smith Barney Mutual Funds
                         Investing for your future.
                         Every day.(SM)

Travelers Series
Fund Inc.
                                                      [PHOTO]
                                                      HEATH B.
                                                      MCLENDON

                                                      Chairman
Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. - MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolios") for the period ended April 30, 1998. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
MFS Total Return Portfolio

The primary investment objective of the MFS Total Return Portfolio ("Portfolio") is to obtain above-average income (compared to a portfolio entirely invested in stocks) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio's managers believe there should also be a reasonable opportunity for growth of capital and income since many of the securities offering a better-than-average yield may also possess growth potential.

For the six months ended April 30, 1998 the Portfolio provided a total return of 11.82%. This compares to the 22.50% return for the Standard and Poor's 500 Composite Index ("S&P 500"), a popular, unmanaged index of common stock total return performance, and to the 3.64% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt. As a balanced fund, a large portion of the Portfolio's total assets are invested in both stocks and bonds. In addition, the Portfolio purchases preferred stocks and convertible bonds, which in many cases can provide similar returns to common stocks but with less risk.

In general, the Portfolio has been helped by the strong pace of economic activity and low levels of inflation during the past six months. This strong macroeconomic environment has lead to higher corporate profits and rising stock prices. Investors have responded by pouring money into the stock market, which in turn has served to drive stock prices even higher.




--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

Within the Portfolio, the managers' allocations remained conservative. For most of the period, the Portfolio's stock weighting was between 55% and 58%. In addition, the managers' stock selection process remains conservative, as they have added to their existing holdings in utility stocks and insurance company stocks.

In selecting stocks for the Portfolio, the portfolio managers look for large companies with solid market positions or franchises that are "undervalued" relative to their peer group in the S&P 500. Generally, the stocks in the portfolio have lower levels of volatility then the overall stock market.

Financial services companies have a lot of characteristics the managers seek. Their valuations relative to the S&P 500 are low, but their earnings visibility is higher than that of the average company. Many of the earnings growth rates of these companies are in the double digits, and their yields are attractive. Add to that the huge consolidation that's going on in financial services, and the managers think this remains a great sector.

The portfolio managers also see some attractive valuations in the utilities and communications sectors. On the electric side, they think growth is modest but valuations are good relative to the S&P 500. In telecommunications, they see lots of consolidation, solid long-term growth rates and decent valuations.

While many of their stock picks have helped the overall Portfolio, some groups have lagged during the reporting period. For example, the Portfolio's energy stocks underperformed during the past six months. Oil supplies loosened up during the period causing the price of oil to fall. This lead to lower-than-expected earnings and weaker-than-expected stock appreciation. The Portfolio's managers believe that energy stocks are undervalued and they remain an integral part of the Portfolio.

The bond allocation is overweighted in the corporate bond sector. The managers believe that as long as the economy is sound and inflation remains low, these issues should do well.

Looking ahead, the biggest risk the managers have identified is probably valuation levels. There has been a deceleration in earnings growth in the S&P 500 over the past several months, brought about in part by the Asian crisis but also because this economic expansion is in its latter stages. Still, stock prices have continued to go up, which means there has been higher priced but decelerating earnings growth. As a result, the portfolio managers finally believe the valuation risk in the markets are greater today than in the past.


--------------------------------------------------------------------------------
2                                      1998 Semi-Annual Report to Shareholders

TBC Managed Income Portfolio

The TBC Managed Income Portfolio's investment objective is to seek high current income consistent with what The Boston Company Asset Management, LLC, believes to be prudent risk of capital through investments in corporate debt obligations (such as bonds, debentures, obligations convertible into common stocks and money market instruments); preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities.

For the six months ended April 30, 1998, the Portfolio had a total return of 3.98% versus the total return of 3.59% for the Lehman Brothers Aggregate Bond Index, an unmanaged bond index made up of more than 5,900 issues of U.S. Treasuries and agencies, corporate bonds, mortgage-backed, and asset-backed securities. In general the Portfolio's performance was helped by its allocation in corporate bonds (both high yield and investment grade) and mortgage-backed securities.

During the previous six months, the Portfolio's managers have maintained approximately a 48% allocation in corporate securities. Approximately 22% of the Portfolio was allocated to high yield bonds and the rest of the corporate bonds were investment grade. As of April 30, 1998, industrials made up 24.3% of the Portfolio and financial services 10.0%. The Portfolio has benefited from the strong corporate allocation as corporate bonds have outperformed U.S. Treasuries on a duration-adjusted basis. In particular, the Portfolio's finance holdings have done well in this low interest-rate environment. Brokerage houses have seen their spreads tighten, as their financial results have been strong. With the Asian markets stabilizing, the fundamental environment for most companies has remained quite positive, which is expected to provide continued support for corporate bonds in the coming months. Credit fundamentals in the high yield bond market remained positive throughout the reporting period. Companies in the telecommunications and media sector benefited from strong product demand and increased merger activity. The Portfolio benefited from the rating upgrades of Tenet Healthcare, Niagara, Mohawk, Nextel Communications and McLeod Communications.

Mortgage-backed securities outperformed comparable U.S. Treasuries by approximately 50 basis points over the course of the period, with returns being tempered by the highest prepayment speeds observed since 1993. The managers increased the Portfolio's exposure to agency pass-throughs after the mortgage spread to U.S. Treasuries widened. The managers continue to seek relative value between all of the bond market sectors with a particular focus on corporate bonds and mortgage-backed securities while emphasizing security selection within these bond market sectors as their primary means for adding value.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Smith Barney Money Market Portfolio

The Smith Barney Money Market Portfolio seeks maximum current income and preservation of capital. Investors should be aware that their investment in the Portfolio is neither insured nor guaranteed by the U.S. government. The Portfolio will seek to maintain a stable net asset value of $1.00 per share; however, there is no assurance that it will be able to do so at all times.

The U.S. economy continues to grow steadily as the seventh year of economic expansion concludes. Toward the end of 1997, it looked as if the turmoil in Asia would cause a considerable downturn in U.S. economic growth. This fostered concern about weaker exports, a stronger U.S. dollar and a possible Federal Reserve Board ("Fed") monetary policy easing. Nevertheless, one month into the second quarter of 1998, U.S. economic growth remains strong and any talk of lower rates appeared to be premature.

In his semi-annual address to Congress in February 1998, Fed Chairman Alan Greenspan eliminated any near-term easing prospects for interest rates. Greenspan noted that "the key question going forward is whether the weakness in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." As a result, the Fed has kept short-term interest rates steady. The last time the Fed changed the federal-funds rate was in March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) The combination of firm economic growth and relatively no inflation has left little need for a change in monetary policy. Fed officials have more recently chosen to take a "wait-and-see" approach.

In the U.S., the Portfolio's managers continue to see strong consumer demand, solid job growth and a robust housing market. All of which is supported by a strong stock market, rising personal incomes and unseasonably warm weather. As of this writing, the U.S. unemployment rate stands at 4.7%. This low employment has led to a shortage of qualified workers and has caused wages to rise. The Employment Cost Index, a broad measure of wages, salaries and benefit costs, rose only 0.7% in the first quarter of 1998 after rising 1% in the fourth quarter of 1997. For the first quarter 1998, GDP grew at a 4.2% annual rate, following a 3.7% pace in 1997.

We have yet to see higher consumer prices because global competition has left little room for manufacturers to pass on any higher production costs. Wage gains have provided a boost to U.S. consumption.


--------------------------------------------------------------------------------
4                                      1998 Semi-Annual Report to Shareholders

The short-term yield curve remains fairly flat and is priced to no action by the Fed. (The yield curve shows the difference between short- and long-term yields.) The difference in yields between overnight investments and one-year certificates of deposit has narrowed to less than 35 basis points. The Portfolio's managers continue to buy securities primarily with a maturity between three and six months and they are maintaining an average maturity in the Portfolio in the mid-50 day range.

In closing, thank you for investing in the Travelers Series Fund Inc. - MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios. We look forward to helping you pursue your investment goals.

Sincerely,

/s/ Heath B. McLendon
--------------------------
Heath B. McLendon
Chairman

May 22, 1998

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5

================================================================================
                           MFS Total Return Portfolio
--------------------------------------------------------------------------------
  Historical Performance
================================================================================

                            Net Asset Value
                         --------------------
                         Beginning     End of    Income   Capital Gains  Total
Period Ended             of Period     Period   Dividends Distribution  Returns+
================================================================================
4/30/98                    $15.31      $17.12     $0.00       $0.00     11.82%++
--------------------------------------------------------------------------------
10/31/97                    13.13       15.31      0.29        0.18     20.64
--------------------------------------------------------------------------------
10/31/96                    11.53       13.13      0.27        0.08     17.16
--------------------------------------------------------------------------------
10/31/95                     9.98       11.53      0.05        0.00     16.12
--------------------------------------------------------------------------------
6/16/94* - 10/31/94         10.00        9.98      0.00        0.00     (0.20)++
================================================================================
Total                                             $0.61       $0.26
================================================================================

================================================================================
                          TBC Managed Income Portfolio
--------------------------------------------------------------------------------
  Historical Performance
================================================================================
                            Net Asset Value
                         --------------------
                         Beginning     End of    Income   Capital Gains  Total
Period Ended             of Period     Period   Dividends Distribution  Returns+
================================================================================
4/30/98                    $11.55     $12.01      $0.00       $0.00      3.98%++
--------------------------------------------------------------------------------
10/31/97                    11.06      11.55       0.49        0.00      9.19
--------------------------------------------------------------------------------
10/31/96                    11.16      11.06       0.46        0.15      4.61
--------------------------------------------------------------------------------
10/31/95                    10.04      11.16       0.13        0.00     12.68
--------------------------------------------------------------------------------
6/16/94* - 10/31/94         10.00      10.04       0.00        0.00      0.40++
================================================================================
Total                                             $1.08       $0.15
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================
                                                     MFS Total     TBC Managed
                                                      Return         Income
                                                     Portfolio      Portfolio
================================================================================
Six Months Ended 4/30/98++                             11.82%          3.98%
--------------------------------------------------------------------------------
Year Ended 4/30/98                                     24.51          11.20
--------------------------------------------------------------------------------
6/16/94* through 4/30/98                               16.91           7.93
================================================================================

================================================================================
Cumulative Total Return+
================================================================================
                                                     MFS Total     TBC Managed
                                                      Return         Income
                                                     Portfolio      Portfolio
================================================================================
6/16/94* through 4/30/98                               83.16%         34.38%
================================================================================

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
6                                      1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================
                     Growth of $10,000 Invested in Shares of
                MFS Total Return Portfolio vs. S&P 500 Index and
                Lehman Brothers Government Corporate Bond Index+

--------------------------------------------------------------------------------

                             June 1994 -- April 1998

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                             Lehman Brothers
                         MFS Total                                         Government Corporate
                     Return Portfolio              S&P 500 Index                Bond Index
                     ----------------              -------------                ---------
6/16/94                  $10,000                     $10,000                   $10,000
10/94                    $ 9,980                     $10,324                   $10,075
4/95                     $10,614                     $11,404                   $10,777
10/95                    $11,589                     $13,053                   $11,704
4/96                     $12,740                     $14,684                   $11,709
10/96                    $13,577                     $16,018                   $12,335
4/97                     $14,711                     $18,374                   $12,496
10/97                    $16,380                     $21,159                   $13,423
4/30/98                  $18,317                     $25,920                   $13,911

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    7

================================================================================
Historical Performance (unaudited)
================================================================================
                     Growth of $10,000 Invested in Shares of
                        the TBC Managed Income Portfolio
                                       vs.
                      Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------
                             June 1994 -- April 1998



 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                            Lehman Brothers
                                TBC Managed                   Aggregate
                              Income  Portfolio               Bond Index
                              -----------------             ---------------
6/16/94                          $10,000                       $10,000
10/94                            $10,040                       $10,052
4/95                             $10,533                       $10,757
10/95                            $11,313                       $11,626
4/96                             $11,289                       $11,687
10/96                            $11,835                       $12,305
4/97                             $12,084                       $12,515
10/97                            $12,923                       $13,399
4/30/98                          $13,438                       $13,880

+ Hypothetical illustration of $10,000 invested in shares of the TBC Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
8                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)                              April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
COMMON STOCK -- 51.7%
Aerospace -- 3.0%
    47,300   The B.F. Goodrich Co.                                 $ 2,545,331
    30,200   General Dynamics Corp.                                  1,275,950
    19,400   Lockheed Martin Corp.                                   2,160,675
    16,006   Raytheon Co., Class A Shares                              883,331
    34,900   Raytheon Co., Class B Shares                            1,978,394
    42,800   TRW Inc.                                                2,260,375
     6,500   United Technologies Corp.                                 639,844
--------------------------------------------------------------------------------
                                                                    11,743,900
--------------------------------------------------------------------------------
Automotive -- 1.1%
    36,900   Ford Motor Co.                                          1,690,481
    10,300   Lear Corp.                                                551,694
    65,700   Volvo Aktiebolaget, ADR                                 1,954,575
--------------------------------------------------------------------------------
                                                                     4,196,750
--------------------------------------------------------------------------------
Banks & Credit Companies -- 4.7%
     2,800   Bank of Boston Corp.                                      302,225
    38,200   Bank of New York Co., Inc.                              2,256,187
     3,384   Chase Manhattan Corp.                                     468,896
     9,900   Fleet Financial Corp.                                     855,112
    11,500   J.P. Morgan & Co.                                       1,509,375
    61,300   National City Corp.                                     4,245,025
    30,400   NationsBank Corp.                                       2,302,800
    19,800   Northern Trust Corp.                                    1,445,400
    32,200   Norwest Corp.                                           1,277,937
    64,500   PNC Bank Corp.                                          3,898,219
--------------------------------------------------------------------------------
                                                                    18,561,176
--------------------------------------------------------------------------------
Building -- 0.1%
     7,700   Sherwin Williams Co.                                      274,313
     3,200   Stanley Works, Inc.                                       163,800
--------------------------------------------------------------------------------
                                                                       438,113
--------------------------------------------------------------------------------
Business Machines -- 1.2%
     9,300   Digital Equipment Corp.+                                  517,312
    37,000   International Business Machines Corp.                   4,287,375
--------------------------------------------------------------------------------
                                                                     4,804,687
--------------------------------------------------------------------------------
Business Services -- 0.2%
    20,607   Service Corp.                                             850,039
--------------------------------------------------------------------------------
Cellular Phones -- 0.2%
    16,100   Telephone Data Systems Inc.                               764,750
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    9

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
Chemicals -- 0.5%
    21,100   Air Products & Chemical Inc.                          $ 1,834,381
     3,600   Dow Chemical Co.                                          348,075
--------------------------------------------------------------------------------
                                                                     2,182,456
--------------------------------------------------------------------------------
Communication Services -- 3.6%
    48,900   American Telephone & Telegraph Corp.                    2,937,056
    13,000   Bell Atlantic Corp.                                     1,216,312
    20,800   BellSouth Corp.                                         1,335,100
    68,800   GTE Corp.                                               4,020,500
    51,024   SBC Communications Inc.                                 2,114,307
    38,700   Sprint Corp.                                            2,643,694
--------------------------------------------------------------------------------
                                                                    14,266,969
--------------------------------------------------------------------------------
Computer Software - Systems -- 0.3%
    33,700   Alcatel Alsthom, ADR                                    1,221,625
--------------------------------------------------------------------------------
Conglomerates -- 1.4%
    95,600   Allied Signal Inc.                                      4,188,475
    27,400   Tyco International Ltd.                                 1,493,300
--------------------------------------------------------------------------------
                                                                     5,681,775
--------------------------------------------------------------------------------
Consumer Goods & Services -- 0.1%
    10,000   RJR Nabisco Holdings, Inc.                                278,125
--------------------------------------------------------------------------------
Consumer Products -- 1.9%
     3,700   Colgate Palmolive Co.                                     331,844
    63,300   Philip Morris Cos. Inc.                                 2,361,881
    40,600   Rubbermaid Inc.                                         1,162,175
--------------------------------------------------------------------------------
                                                                     3,855,900
--------------------------------------------------------------------------------
Electrical Equipment - Utilities -- 1.0%
    31,900   Cooper Industries Inc.                                  2,133,313
    42,900   General Electric Co.                                    3,651,862
    34,000   Hubbell Inc., Class B Shares                            1,676,625
--------------------------------------------------------------------------------
                                                                     7,461,800
--------------------------------------------------------------------------------
Electronics -- 0.2%
    19,000   Analog Devices Inc.+                                      739,813
--------------------------------------------------------------------------------
Entertainment -- 0.6%
    37,900   Viacom Inc.+                                            2,198,200
--------------------------------------------------------------------------------
Financial Institutions -- 3.1%
    22,400   A.G. Edwards Inc.                                       1,008,000
    12,400   American Express Co.                                    1,264,800
    15,495   Associates First Capital Corp.                          1,158,251
     9,600   Beneficial Corp.                                        1,251,600
    35,200   Fannie Mae                                              2,107,600


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
Financial Institutions -- 3.1% (continued)
    36,600   Federal Home Loan Mortgage Corp.                      $ 1,695,037
    31,266   First Union Corp.                                       1,887,685
     7,000   Merrill Lynch & Co. Inc.                                  614,250
    16,100   Morgan Stanley Dean Witter Corp.                        1,269,888
--------------------------------------------------------------------------------
                                                                    12,257,111
--------------------------------------------------------------------------------
Food & Beverages -- 0.5%
     6,800   General Mills Inc.                                        459,425
    22,600   McCormick & Co., Inc.                                     774,050
    14,600   PepsiCo Inc.                                              579,438
--------------------------------------------------------------------------------
                                                                     1,812,913
--------------------------------------------------------------------------------
Forest & Paper Products -- 1.0%
    26,000   Champion International Corp.                            1,399,125
    44,000   Weyerhaeuser Co.                                        2,535,500
--------------------------------------------------------------------------------
                                                                     3,934,625
--------------------------------------------------------------------------------
Health Care -- 2.8%
         1   Astra AB, ADR                                                  21
     9,900   Baxter International Inc.                                 548,831
    58,000   Bristol-Myers Squibb Co.                                6,140,750
    33,800   Glaxo Holdings PLC                                      1,911,812
    16,300   Smithkline Beecham, ADR                                   970,869
    18,900   United Healthcare Corp.                                 1,327,725
--------------------------------------------------------------------------------
                                                                    10,900,008
--------------------------------------------------------------------------------
Health Care Products -- 1.4%
    42,800   American Home Products Corp.                            3,985,750
    51,400   Columbia HCA Healthcare                                 1,692,987
--------------------------------------------------------------------------------
                                                                     5,678,737
--------------------------------------------------------------------------------
Insurance -- 5.3%
     2,700   Allstate Corp.                                            259,875
       900   Annuity & Life Holdings, Ltd.                              21,487
    40,500   Chubb Corp.                                             3,196,969
    14,900   Cigna Corp.                                             3,083,369
    41,100   Equitable Cos., Inc.                                    2,522,512
    31,050   Jefferson-Pilot Corp.                                   1,822,247
    43,900   Lincoln National Corp.                                  3,898,869
    33,000   Provident Co.                                           1,289,063
    57,600   Torchmark Corp.                                         2,566,800
    18,100   Transamerica Corp.                                      2,090,550
--------------------------------------------------------------------------------
                                                                    20,751,741
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
Machinery - Diversified -- 0.3%
    13,500   Deere & Co.                                            $  788,906
     9,300   York International Corp.                                  458,606
--------------------------------------------------------------------------------
                                                                     1,247,512
--------------------------------------------------------------------------------
Metals & Minerals -- 0.5%
    23,500   Aluminum Co. of America                                 1,821,250
--------------------------------------------------------------------------------
Oil Production -- 6.2%
    24,000   Amoco Corp.                                             1,062,000
    21,000   Atlantic Richfield Co.                                  1,638,000
    25,400   Baker Hughes Inc.                                       1,028,700
    70,135   British Petroleum Co. PLC, ADR                          6,627,757
    34,600   Exxon Corp.                                             2,523,638
    17,400   Mobil Corp.                                             1,374,600
    56,200   Occidental Petroleum Corp.                              1,654,387
    31,800   Royal Dutch Petroleum Co., ADR                          1,798,688
    45,800   Texaco Inc.                                             2,816,700
    31,100   Unocal Corp.                                            1,273,156
    68,000   USX-Marathon Group Inc.                                 2,435,250
--------------------------------------------------------------------------------
                                                                    24,232,876
--------------------------------------------------------------------------------
Photographic Products -- 0.2%
    12,700   Eastman Kodak Co.                                         916,781
--------------------------------------------------------------------------------
Pollution Control -- 0.5%
    58,800   Browning-Ferris Industries Inc.                         2,006,550
--------------------------------------------------------------------------------
Railroads -- 0.7%
     8,500   Burlington Northern Santa Fe Corp.                        841,500
    18,300   Canadian National Railway Co.                           1,190,644
    21,300   Norfolk Southern Corp.                                    712,219
--------------------------------------------------------------------------------
                                                                     2,744,363
--------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.1%
    29,400   Arden Realty Group Inc.                                   825,037
    25,000   Boston Properties Inc.                                    826,562
    26,700   Hospitality Properties Trust Corp.                        857,738
    28,700   Prime Group Realty Trust                                  600,906
    38,000   Trinet Corporate Realty Trust, Inc.                     1,360,875
--------------------------------------------------------------------------------
                                                                     4,471,118
--------------------------------------------------------------------------------
Retail -- 2.1%
     3,700   CVS Corp.                                                 272,875
    36,700   J.C. Penney & Co. Inc.                                  2,607,994
     6,800   May Department Stores Co.                                 419,475


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
Retail -- 2.1% (continued)
   100,300   Rite Aide Corp.                                       $ 3,222,138
    31,300   Sears, Roebuck & Co.                                    1,856,481
--------------------------------------------------------------------------------
                                                                     8,378,963
--------------------------------------------------------------------------------
Special Products & Services -- 0.3%
     9,000   Xerox Corp.                                             1,021,500
--------------------------------------------------------------------------------
Supermarkets -- 0.5%
    17,000   Fred Meyer Inc.                                           762,875
    30,300   Safeway Inc.                                            1,158,975
--------------------------------------------------------------------------------
                                                                     1,921,850
--------------------------------------------------------------------------------
Utilities - Electric -- 3.9%
    47,200   Carolina Power & Light Co.                              2,032,550
    21,000   Cinergy Corp.                                             732,375
    25,000   CMS Energy Corp.                                        1,092,188
    54,900   Coastal Corp.                                           3,921,919
     9,600   FPL Group, Inc.                                           595,800
    17,800   GPU Inc.                                                  705,325
    20,000   New Century Energies, Inc.                                950,000
    49,000   PacifiCorp                                              1,139,250
    38,200   Pinnacle West Capital Co.                               1,690,350
    10,000   Sierra Pacific Resources                                  350,000
    47,600   Southern Co.                                            1,261,400
    18,800   Texas Utilities Co.                                       752,000
--------------------------------------------------------------------------------
                                                                    15,223,157
--------------------------------------------------------------------------------
Utilities - Gas -- 1.2%
    24,200   Columbia Energy Group                                   1,966,250
     8,900   Eastern Enterprises                                       377,138
    34,000   Keyspan Energy Corp.                                    1,160,250
    29,000   UGI Corp.                                                 804,750
     8,000   Williams Cos., Inc.                                       253,000
--------------------------------------------------------------------------------
                                                                     4,561,388
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $163,381,927)                                203,128,521
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.8%
Banks -- 0.2%
     7,400   McKesson Corp., 5.000%                                    717,800
--------------------------------------------------------------------------------
Consumer Goods & Services -- 0.4%
    31,500   Newell Financial Trust, 5.250%                          1,799,438
--------------------------------------------------------------------------------
Financial Institutions -- 0.1%
     2,400   Finova Finance Trust, 5.500%                              187,800
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedules of Investments (unaudited)(continued)                   April 30, 1998
================================================================================

                           MFS TOTAL RETURN PORTFOLIO

  SHARES                    SECURITY                                  VALUE
================================================================================
Restaurants & Lodging -- 0.1%
     6,700   Host Marriott Finance Trust, 6.750%                    $  400,325
--------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED STOCK
             (Cost -- $2,615,995)                                    3,105,363
================================================================================
PREFERRED STOCK -- 0.2%
Banking -- 0.1%
     7,400   WBK Trust STRYPES                                         252,525
--------------------------------------------------------------------------------
Printing & Publishing -- 0.1%
       400   NB Capital Corp., 8.350%                                  416,500
--------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $631,990)                                        669,025
================================================================================
FOREIGN COMMON STOCK -- 2.9%
Germany -- 1.1%
    42,500   Henkel KGAA                                             3,315,687
    28,900   Hoechst AG                                              1,164,374
--------------------------------------------------------------------------------
                                                                     4,480,061
--------------------------------------------------------------------------------
Netherlands -- 1.6%
    17,500   Akzo Nobel NV                                           3,559,762
    40,100   ING Groep NV                                            2,605,855
--------------------------------------------------------------------------------
                                                                     6,165,617
--------------------------------------------------------------------------------
United Kingdom -- 0.2%
    67,392   Diageo PLC                                                805,089
--------------------------------------------------------------------------------
             TOTAL FOREIGN COMMON STOCK
             (Cost -- $9,028,936)                                    11,450,767

================================================================================
    FACE
   AMOUNT    RATINGS               SECURITY                             VALUE
================================================================================
CORPORATE BONDS -- 18.9%
Airlines -- 0.7%
                    Continental Airlines Inc.:
$  500,000   B+       9.500% due 12/15/01                              532,500
   384,438   BBB+     9.500% due 10/15/13                              446,295
   150,000   AA+      6.648% due 3/15/19                               150,345
                    Jet Equipment Trust:
   250,000   A2*      9.410% due 6/15/10++                             300,250
   189,766   A3*      8.640% due 11/1/12++                             214,114
   300,000   Baa2*    11.440% due 11/1/14++                            381,240
   100,000   Baa1*    10.690% due 5/1/15++                             129,080
   535,000   BB     Northwest Airlines Inc., 7.625% due 3/15/05        532,325
--------------------------------------------------------------------------------
                                                                     2,686,149
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO


    FACE
   AMOUNT    RATINGS               SECURITY                                         VALUE
============================================================================================
Automotive -- 0.3%
                    Ford Motor Co.:
$    446,000   A       6.125% due 4/28/03                                         $  444,885
     745,000   A       6.625% due 2/15/28                                            722,650
--------------------------------------------------------------------------------------------
                                                                                   1,167,535
--------------------------------------------------------------------------------------------
Bank/Finance -- 3.6%
                    Bear, Stearns & Co. Inc.:
     450,000   A       6.200% due 3/30/03                                            447,750
     140,000   A       6.750% due 12/15/07                                           141,925
     400,000   BB+  Capital One Financial Corp., 7.250% due 12/1/03                  405,000
     197,000   BBB- Chase Manhattan Co., 6.375% due 2/15/08                          196,261
     400,000   BB   Colonial Capital II, 8.920% due 1/15/27                          438,000
   1,370,000   BB+  Contifinancial Corp. 7.500% due 3/15/02                        1,366,575
     390,000   BBB+ Fairfax Financial Co., 7.375% due 4/15/18                        390,975
     500,000   BBB- First Empire Capital Trust, 8.234% due 2/1/27                    537,500
   4,000,000   A+   Goldman Sachs Group, 5.900% due 1/15/03                        3,925,000
     300,000   NR   Greenpoint Capital Trust I, 9.100% due 6/1/27                    330,375
                    Lehman Brothers Inc.:
   1,225,000   A       6.500% due 4/15/08                                          1,217,344
     900,000   A       7.500% due 8/1/26                                             960,750
     600,000   BBB  MBNA Capital Trust Trust Corp., 8.278% due 12/1/26               619,500
     400,000   BBB  MBNA Corp., 6.963% due 9/12/02                                   407,000
     400,000   A+   Nationwide Mutual Insurance Co., 7.500% due 2/15/24              398,500
     200,000   BBB+ Paine Webber Group Inc., 6.550% due 4/15/08                      199,250
     500,000   BBB- Providian National, 8.500% due 3/15/03                           500,625
     150,000   BB-  Riggs Cap Trust II, 8.875% due 3/15/27                           162,000
     400,000   BB-  Riggs National Bank Corp., 8.500% due 2/1/06                     423,500
     200,000   A    Societe Generale Real Estate, 7.640% due 12/29/49                197,750
     400,000   A    State Street Bank, 7.940% due 12/30/26                           420,000
     600,000   BBB- Washington Mutual Capital Trust, 8.375% due 6/1/27               654,750
--------------------------------------------------------------------------------------------
                                                                                  14,340,330
--------------------------------------------------------------------------------------------
Building & Construction -- 0.5%
                    American Standard Inc.:
     148,000   BB-     7.125% due 2/15/03                                            147,075
     148,000   BB-     7.625% due 2/15/10                                            147,630
     200,000   BBB- Georgia-Pacific Corp., 9.875% due 11/1/21                        226,500
   1,500,000   B+   Nortek Inc., 9.250% due 3/15/07                                1,548,750
     100,000   BBB- Owens-Corning Fiberglass Corp., 8.875% due 6/1/02                108,750
--------------------------------------------------------------------------------------------
                                                                                   2,178,705
--------------------------------------------------------------------------------------------
Chemicals -- 0.0%
     100,000   BBB  Solutia Inc., 7.375% due 10/15/27                                103,000
--------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO


    FACE
   AMOUNT    RATINGS               SECURITY                                         VALUE
============================================================================================
Collateralized Mortgage Obligations -- 0.6%
$    389,901   Baa2*BCF LLC, 7.750% due 9/25/26++                                 $  384,158
   1,690,599   AAA  Beneficial Mortgage Corp., 5.584% due 9/28/37                  1,693,981
      94,892   BBB+ Continental Airlines Inc., 10.220% due 7/2/14                    115,532
--------------------------------------------------------------------------------------------
                                                                                   2,193,671
--------------------------------------------------------------------------------------------
Consumer Products -- 0.3%
     400,000   BBB- Fingerhut Cos., 7.375% due 9/15/99                               403,500
      84,000   BBB- Kroger Co., 6.375% due 3/1/08                                     82,740
      55,000   A    Lowe's Cos., 6.875% due 2/15/38                                   55,137
     200,000   B+   Marsh Supermarket Inc., 8.875% due 8/1/07                        207,000
     280,000   BBB  Nabisco Inc., 6.375% due 2/1/35                                  274,400
     130,000   A    Philip Morris Cos. Inc., 7.750% due 1/15/27                      137,963
     200,000   B    Polymer Group Inc., 9.000% due 7/1/07                            207,000
--------------------------------------------------------------------------------------------
                                                                                   1,367,740
--------------------------------------------------------------------------------------------
Electrical Equipment -- 0.4%
   1,500,000   B-   Williams Scotsman Inc., 9.875% due 6/1/07                      1,590,000
--------------------------------------------------------------------------------------------
Entertainment/Media -- 3.8%
     590,000   BBB+ Airtouch Communications Inc., 6.650% due 5/1/08                  588,973
   2,100,000   BB-  Century Communications Corp., zero coupon due 1/15/08            924,000
     200,000   B    Chancellor Media Co., 8.750% due 6/15/07                         208,500
                    Continental Cablevision:
     250,000   BBB+    8.875% due 9/15/05                                            282,187
   1,131,000   BBB+    11.000% due 6/1/07                                          1,245,514
     400,000   BBB+    9.000% due 9/1/08                                             465,500
      40,000   B    Fox/Liberty Networks LLC, 8.875% due 8/15/07                      41,000
   1,500,000   B    FrontierVision Holdings, 11.000% due 10/15/06                  1,668,750
     403,000   BBB- Hearst Argyle TV Inc., 7.500% due 11/15/27                       409,549
                    News America Holdings:
     160,000   BBB-    8.000% due 10/14/16                                           173,200
   1,000,000   BBB-    8.875% due 4/26/23                                          1,181,250
      90,000   BBB-    6.750% due 1/9/38                                              89,325
     200,000   BBB-    7.750% due 12/1/45                                            209,250
     200,000   B    Outdoor Systems Inc., 8.875% due 6/15/07                         207,500
                    Tele-Communications Inc.:
     595,000   BBB-    6.340% due 2/1/02                                             589,794
     240,000   BB+     8.000% due 8/1/05                                             260,700
     400,000   BB+     9.650% due 3/31/27                                            449,500
                    Time Warner Inc.:
   1,000,000   BBB-    6.100% due 12/30/01                                           993,750
      70,000   BBB-    8.110% due 8/15/06                                             76,475
     150,000   BBB-    9.125% due 1/15/13                                            179,625
   1,822,000   BBB-    9.150% due 2/1/23                                           2,234,227
     430,000   BBB-    6.950% due 1/15/28                                            419,788


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT    RATINGS               SECURITY                                         VALUE
============================================================================================
Entertainment/Media -- 3.8% (continued)
$  2,000,000   BBB+ US West Capital Funding Inc., 7.300% due 1/15/07             $ 2,132,500
     100,000   BBB- Worldcom Inc., 8.875% due 1/15/06                                109,000
--------------------------------------------------------------------------------------------
                                                                                  15,139,857
--------------------------------------------------------------------------------------------
Energy -- 0.2%
     600,000   BB+  McDermott Inc., 9.375% due 3/15/02                               633,000
--------------------------------------------------------------------------------------------
Forest & Paper Products -- 0.2%
     400,000   BBB- Boise Cascade Corp., 7.430% due 10/10/05                         413,500
     200,000   B+   U.S. Timberlands Co. LP, 9.625% due 11/15/07                     208,750
--------------------------------------------------------------------------------------------
                                                                                     622,250
--------------------------------------------------------------------------------------------
Gaming -- 0.3%
                    Circus Circus Enterprises:
     500,000   BBB-    6.450% due 2/1/06                                             485,625
     230,000   BBB-    7.000% due 11/15/36                                           227,700
     400,000   BBB-    6.700% due 11/15/2096                                         404,000
--------------------------------------------------------------------------------------------
                                                                                   1,117,325
--------------------------------------------------------------------------------------------
Industrial -- 0.4%
      60,000   BBB- Burlington Industries Inc., 7.250% due 8/1/27                     61,425
     591,228   BBB+ Federal Express Corp., 7.650% due 1/15/14                        628,919
     391,880   NR   Jasmine Submarine Telecom, 8.483% due 5/30/11                    337,017
     400,000   BBB+ Northrop-Grumman Corp., 9.375% due 10/15/24                      472,000
--------------------------------------------------------------------------------------------
                                                                                   1,499,361
--------------------------------------------------------------------------------------------
Insurance -- 0.5%
     267,000   A    Equitable Life Assurance, 7.700% due 12/1/15                     287,025
     400,000   BB-  Providian Capital I, 9.525% due 2/1/27                           442,500
   1,000,000   NR   Safeco Capital Trust I, 8.072% due 7/15/37                     1,050,000
--------------------------------------------------------------------------------------------
                                                                                   1,779,525
--------------------------------------------------------------------------------------------
Medical Services -- 0.2%
                    Columbia Healthcare Corp.:
     100,000   BBB     6.500% due 3/15/99                                             98,750
     160,000   BBB     6.875% due 7/15/01                                            154,800
      80,000   BBB     7.690% due 6/15/25                                             71,100
                    Tenet Healthcare Corp.:
      60,000   BB-     8.625% due 12/1/03                                             62,400
     400,000   BB+     8.000% due 1/15/05                                            411,000
--------------------------------------------------------------------------------------------
                                                                                     798,050
--------------------------------------------------------------------------------------------
Oil -- 2.9%
      60,000   B    Belco Oil & Gas Corp., 8.875% due 9/15/07                         60,900
      60,000   BB   Clark R&M Inc., 8.375% due 11/15/07                               60,600
      60,000   B+   Cliffs Drilling Co., 10.250% due 5/15/03                          65,100


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT    RATINGS               SECURITY                                         VALUE
============================================================================================
Oil -- 2.9% (continued)
$  4,450,000   BBB- Coastal Corp., 7.420% due 2/15/37                            $ 4,700,312
     520,000   BB-  Gulf Canada Resources Ltd., 9.250% due 1/15/04                   545,350
      60,000   B-   KCS Energy Inc., 8.875% due 1/15/08                               59,100
     322,000   BBB  Lasmo Inc., 7.300% due 11/15/27                                  330,050
     200,000   BBB  Occidental Petroleum Corp., 7.200% due 4/1/28                    199,500
     500,000   BB+  ORYX Energy Co., 8.375% due 7/15/04                              538,125
     670,000   BBB  Petro Geo-Services, 7.125% due 3/30/28                           668,325
      30,000   B+   Snyder Oil Corp., 8.750% due 6/15/07                              30,750
   3,000,000   BBB  Sun Co. Inc., 9.000% due 11/1/24                               3,596,250
     200,000   A-   Transocean Offshore Inc., 8.000% due 4/15/27                     227,000
     115,000   BBB  Ultramar Diamond Shamrock, 7.200% due 10/15/17                   118,019
      60,000   B+   Vintage Petroleum, Inc., 8.625% due 2/1/09                        62,550
      60,000   B-   Wiser Oil Co., 9.500% due 5/15/07                                 57,900
--------------------------------------------------------------------------------------------
                                                                                  11,319,831
--------------------------------------------------------------------------------------------
Restaurants & Lodging -- 0.2%
     350,000   BBB  Hilton Hotels Corp., 7.950% due 4/15/07                          367,500
     400,000   BBB+ Mirage Resorts Inc., 8.750% due 8/1/07                           400,000
--------------------------------------------------------------------------------------------
                                                                                     767,500
--------------------------------------------------------------------------------------------
Utilities -- 3.8%
                    Beaver Valley II Funding Corp.:
   1,425,000   BB-     8.250% due 6/1/03                                           1,601,345
      80,000   BB-     8.625% due 6/1/07                                              88,300
      70,000   BB+  CalEnergy Co. Inc., 7.630% due 10/15/07                           70,175
     300,000   BB+  California Energy Co., step bond to yield 9.640% due 1/15/04     324,000
                    Cleveland Electric Illuminating Co.:
     200,000   BB+     7.430% due 11/1/09                                            206,750
     500,000   BB+     7.880% due 11/1/17                                            531,875
     100,000   BB+     9.000% due 7/1/23                                             109,625
     400,000   BBB- Commonwealth Edison Co., 7.625% due 1/15/07                      423,500
     900,000   BB   Connecticut Lighting & Power Co., 7.875% due 6/1/01              919,125
     240,000   BBB+ Consumer Energy Co., 6.375% due 2/1/08                           236,400
     400,000   A-   Empresa National Electrical, 7.325% due 2/1/37                   404,000
                    First PV Funding:
     192,000   BB-     10.150% due 1/15/16                                           202,320
     250,000   BB-     10.300% due 1/15/16                                           264,063
                    Long Island Lighting Co.:
     700,000   BB+     7.000% due 3/1/04                                             719,250
     165,000   BB+     7.500% due 3/1/07                                             172,219
     820,000   BB+     9.000% due 11/1/22                                            932,750
   1,400,000   BB+     8.200% due 3/15/23                                          1,522,500
     109,000   B    Midland Funding II, 11.750% due 7/23/05                          129,710


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT    RATINGS               SECURITY                                         VALUE
============================================================================================
Utilities -- 3.8% (continued)
                    Niagara Mohawk Power Corp.:
$    200,000   BBB-    7.750% due 5/15/06                                        $   210,250
   1,030,000   BB-     8.770% due 1/1/18                                           1,091,800
     140,000   BBB- Niagara Power Corp., 8.500% due 7/1/23                           148,225
     175,000   B+   North Atlantic Energy, 9.050% due 6/1/02                         176,969
                    Salton Sea Funding:
     100,000   BBB-    7.370% due 5/30/05                                            103,375
   1,100,000   BBB-    7.840% due 5/30/10                                          1,163,250
   1,831,799   BBB- Seabrook, 7.830% due 1/2/19                                    1,919,520
     400,000   BBB  Texas Gas Transmission Corp., 7.250% due 7/15/27                 410,000
     120,000   BBB  Texas Utilities Electric Co., 7.170% due 8/1/07                  117,300
     400,000   BB+  Toledo Edison Co., 7.875% due 8/1/04                             420,000
      60,000   BBB- United Illuminating Co., 6.250% due 12/15/02                      59,550
     100,000   BBB  Utilicorp United Inc., 8.450% due 11/15/99                       103,125
      65,000   BBB  U.S. Cellular Corp., 7.250% due 8/15/07                           67,113
--------------------------------------------------------------------------------------------
                                                                                  14,848,384
--------------------------------------------------------------------------------------------
                       TOTAL CORPORATE BONDS
                       (Cost -- $73,266,519)                                      74,152,213
============================================================================================
CONVERTIBLE CORPORATE BOND -- 0.3%
   2,015,000   AAA  Deutsche Bank Finance BV, zero coupon bond
                       to yield 4.557% due 2/12/17++
                    (Cost -- $925,096)                                             1,032,687
============================================================================================
FOREIGN BONDS -- 1.1%
Emerging Market - Government -- 0.6%
   1,400,000   BB+  Republic of Korea, 8.875% due 4/15/08                          1,377,250
     800,000   BB+  Republic of Panama, 8.250% due 4/22/08                           792,000
--------------------------------------------------------------------------------------------
                                                                                   2,169,250
--------------------------------------------------------------------------------------------
United States -- 0.0%
     140,000   BBB+ UPM Kymmene Co., 7.450% due 11/26/27                             141,400
--------------------------------------------------------------------------------------------
Uruguay -- 0.5%
     425,000   NR   Banco Comerical, 8.250% due 2/5/07                               418,183
   1,450,000   Ba1* Banco Montevideo, 8.400% due 4/30/08                           1,437,312
--------------------------------------------------------------------------------------------
                                                                                   1,855,495
--------------------------------------------------------------------------------------------
Venezuela -- 0.0%
     210,000   BBB+ Corp. of Andina de Formento, 7.100% due 2/1/03                   215,775
--------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS
                       (Cost -- $4,391,189)                                        4,381,920
============================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT                    SECURITY                                              VALUE
============================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.9%
--------------------------------------------------------------------------------------------
$  5,036,000   U.S. Treasury Bond, 6.125% due 11/15/27                           $ 5,157,670
      90,000   U.S. Treasury Note, 8.500% due 2/15/00                                 94,388
     400,000   U.S. Treasury Note, 6.625% due 3/31/02                                413,360
  10,400,000   U.S. Treasury Note, 6.250% due 8/31/02                             10,627,760
  13,100,000   U.S. Treasury Note, 5.500% due 1/31/02                             13,013,802
     400,000   U.S. Treasury Note, 7.875% due 11/15/04                               446,224
  10,293,000   U.S. Treasury Note, 6.500% due 10/15/06                            10,789,637
   1,957,000   U.S. Treasury Note, 6.125% due 8/15/07                              2,009,037
     148,000   U.S. Treasury Note, 5.500% due 2/15/08                                146,114
     100,000   U.S. Treasury Note, 9.875% due 11/15/15                               141,816
   4,475,714   Federal National Mortgage Association, 6.500% due 3/1/13            4,493,898
     240,242   Government National Mortgage Association,
                 7.500% due 8/15/25                                                  246,998
     926,924   Government National Mortgage Association,
                 8.000% due 10/15/25                                                 962,546
     367,949   Government National Mortgage Association,
                 7.500% due 3/15/26                                                  378,296
     235,557   Government National Mortgage Association,
                 7.500% due 4/15/26                                                  242,181
     844,762   Government National Mortgage Association,
                 8.000% due 6/15/26                                                  877,227
   2,090,086   Government National Mortgage Association,
                 8.000% due 7/15/26                                                2,170,411
      41,329   Government National Mortgage Association,
                 7.500% due 8/15/26                                                   42,492
     480,315   Government National Mortgage Association,
                 7.500% due 10/15/26                                                 493,822
     751,382   Government National Mortgage Association,
                 7.500% due 11/15/26                                                 772,511
     875,859   Government National Mortgage Association,
                 8.000% due 12/15/26                                                 909,519
     290,785   Government National Mortgage Association,
                 7.500% due 2/15/27                                                  298,963
     517,735   Government National Mortgage Association,
                 7.500% due 4/15/27                                                  532,294
     982,929   Government National Mortgage Association,
                 7.500% due 6/15/27                                                1,010,570
     190,503   Government National Mortgage Association,
                 7.500% due 9/15/27                                                  195,860


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                           MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT                    SECURITY                                              VALUE
============================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.9% (continued)
$  1,382,040   Government National Mortgage Association,
                 7.000% due 4/15/28                                             $  1,399,316
     700,000   Government National Mortgage Association 30 Year,
                 8.000% due 6/20/25                                                  718,872
--------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
               (Cost -- $58,485,986)                                              58,585,584
============================================================================================
               SUB-TOTAL INVESTMENTS
               (Cost -- $312,727,638)                                            356,506,080
============================================================================================
SHORT-TERM SECURITIES -- 9.2%
  13,110,000   Federal Home Loan Discount Note, 5.450% due 5/1/98                 13,110,000
   3,959,000   Federal Home Loan Discount Note, 5.400% due 5/8/98                  3,954,843
   9,000,000   Federal Home Loan Discount Note, 5.420% due 5/15/98                 8,981,030
  10,300,000   Federal National Mortgage Association, 5.420% due 5/11/98          10,284,492
--------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM SECURITIES
               (Cost -- $36,330,366)                                              36,330,365
============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $349,058,004**)                                         $392,836,445
============================================================================================

+    Non-income producing security.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same. STRYPES -- Structured yield product exchangeable for common stock.

     See page 31 for definition of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING                SECURITY                                         VALUE
============================================================================================
CORPORATE BONDS -- 40.5%
============================================================================================
Banking -- 3.2%
$    250,000  BBB-    Capital One Bank, 6.830% due 8/16/99                        $  251,250
      80,000  A1*     Citicorp, 8.000% due 2/1/03                                     85,500
     250,000  BBB+    First National Bank of Boston, 7.375% due 9/15/06              265,625
      50,000  Ba3*    First Nationwide Bank, 10.625% due 10/1/03+                     56,063
      95,000  A3*     First Security Corp., 6.875% due 11/15/06                       97,256
     295,000  A3*     Great Western Financial Trust II, Inc., 8.206% due 2/1/27      314,544
      90,000  A       NationsBank Corp., 6.800% due 3/15/98                           90,000
     350,000  NR      Zurich Capital, 8.376% due 6/1/37+                             382,813
--------------------------------------------------------------------------------------------
                                                                                   1,543,051
--------------------------------------------------------------------------------------------
Financial Services -- 10.0%
      50,000  B+      Dollar Financial Group, 10.875% due 11/15/06                    54,750
     170,000  A       Equitable Companies Inc., 7.000% due 4/1/28                    169,788
     285,000  NR      Finova Capital Corp., 6.220% due 3/1/00                        285,000
      91,000  A1*     First Union Capital I, Inc., 7.935% due 1/15/27                 97,029
     115,000  A1*     First Union Capital II, Inc., 7.850% due 1/1/27                121,325
     180,000  A3*     Fleet Financial Group, 7.125% due 4/15/06                      187,200
      55,000  A+      Ford Motor Credit Co., 7.400% due 11/1/46                       58,438
                      General Motors Acceptance Corp.:
      45,000  A         7.125% due 5/1/01                                             46,238
     105,000  B         6.875% due 7/15/01                                           107,231
      50,000  BBB+    H.F. Ahmanson & Co., 7.650% due 4/15/00                         51,125
     155,000  A       Household Financial Co., 6.580% due 5/17/99                    155,680
                      Jefferson-Pilot Corp.:
     140,000  AA-       8.140% due 1/15/46+                                          146,825
     100,000  AA-       8.285% due 3/1/46+                                           106,625
                      Lehman Brothers Holdings, Inc.:
     200,000  A         6.125% due 2/1/01                                            200,000
     560,000  A         6.250% due 4/1/03                                            559,300
     200,000  A         8.500% due 5/1/07                                            227,000
      20,000  A       Lincoln National Corp., 7.250% due 5/15/05                      21,025
     152,000  NR      Merrill Lynch & Co., Inc., 7.120% due 6/18/29                  159,268
                      PaineWebber Group Inc.:
      35,000  BBB+      7.625% due 10/15/08                                           37,231
     220,000  BBB+      7.390% due 1/17/17                                           225,775
     190,000  BBB+      8.060% due 1/17/17                                           208,763
     115,000  BBB+      7.810% due 2/13/17                                           122,475
     345,000  NR      Safeco Capital Trust Inc., 8.072% due 7/15/37                  362,250
     315,000  A-      Sears Roebuck Acceptance, 6.000% due 3/20/03                   311,850
     175,000  A+      Sun Hung Kai Finance Corp., 5.625% due 11/24/98                173,691
     425,000  AA      Sun Life Canada, 8.526% due 5/29/49                            469,625


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING                SECURITY                                         VALUE
============================================================================================
Financial Services -- 10.0% (continued)
$    150,000  A3*     Washington Mutual CapitaI I, 8.375% due 6/1/27              $  163,688
--------------------------------------------------------------------------------------------
                                                                                   4,829,195
--------------------------------------------------------------------------------------------
Health Care -- 0.3%
                      Tenet Healthcare Corp.:
      50,000  Ba1*      8.625% due 12/1/03                                            51,938
     110,000  Ba1*      8.000% due 1/15/05                                           113,025
--------------------------------------------------------------------------------------------
                                                                                     164,963
--------------------------------------------------------------------------------------------
Industrial -- 24.3%
     150,000  B-      ADV Accessory Systems, 9.750% due 10/1/07+                     153,750
      85,000  BBB-    Abitibi-Consolidated Inc., 7.500% due 4/1/28                    85,213
     475,000  B-      Alliance Laundry Systems LLC, 9.625% due 5/1/08                479,750
      50,000  B2*     Amphenol Corp., 9.875% due 5/15/07                              54,000
      95,000  B       BE Aerospace, Inc., 9.875% due 2/1/06                          101,413
     190,000  A-      The B.F. Goodrich Co., 7.000% due 4/15/28                      190,475
     200,000  B       Brill Media Co. LLC, 7.500% due 12/15/07+                      189,000
     205,000  BBB+    Brunswick Corp., 7.125% due 8/1/27                             209,100
     280,000  BBB-    Burlington Industries Inc., 7.250% due 8/1/27                  286,650
     150,000  B       Canadian Forest Oil Ltd., 8.750% due 9/15/07                   151,500
      50,000  A-      Carpenter Technology Corp., 7.440% due 8/16/99                  50,875
     115,000  B2*     Chancellor Radio Broadcasting, Inc., 9.375% due 10/1/04        120,463
     120,000  BB-     Chesapeake Energy Corp., 7.875% due 3/15/04+                   113,100
     115,000  BBB-    Coastal Corp., 8.125% due 9/15/02                              122,763
      75,000  BB+     Comcast Cellular Holdings, 9.500% due 5/1/07                    78,375
      55,000  B-      Compass Aerospace Corp., 10.125% due 4/15/05                    55,275
     150,000  B       Dyncorp, Inc., 9.500% due 3/1/07                               154,688
     145,000  B-      Eagle-Picher Industries, 9.375% due 3/1/08                     148,081
     160,000  BBB+    Embotelladora Andina SA, 7.000% due 10/1/07                    156,800
     180,000  B       Fedders North America, 9.375% due 8/15/07                      183,825
     190,000  BB      Ferrellgas Inc., 10.000% due 8/1/01                            200,688
     135,000  B       Finlay Enterprises, Inc., 9.000% due 5/1/08                    135,675
      90,000  BBB-    Fort James Corp., 6.875% due 9/15/07                            91,575
     100,000  B+      GCI Inc., 9.750% due 8/1/07                                    106,000
     210,000  B+      Global Health Sciences Inc., 11.000% due 5/1/08                213,150
     100,000  Ba2*    Gulf Canada Resources Ltd., 9.625% due 7/1/05                  108,625
      50,000  B       HS Resources, Inc., 9.250% due 11/15/06                         51,500
     210,000  BBB-    Hearst-Argyle Television, Inc., 7.500% due 11/15/27            213,413
      45,000  BBB+    Hilton Hotels Corp., 7.375% due 6/1/02                          45,844
     280,000  BB      ICN Pharmaceuticals Inc., 9.250% due 8/15/05                   297,150
     310,000  AA-     Ingersoll-Rand Corp., 6.255% due 2/15/01                       311,550
     190,000  B+      Insilco Corp., 10.250% due 8/15/07                             199,738
     300,000  B-      Iridium LLC/Capital Corp., 11.250% due 7/15/05+                309,000
     100,000  BB      Iron Mountain Inc., 10.125% due 10/1/06                        109,500


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING                SECURITY                                         VALUE
============================================================================================
Industrial -- 24.3% (continued)
$    275,000  B       Jacor Communications Co., 8.750% due 6/15/07+                 $287,375
     120,000  B+      Keystone Consolidated Industries, 9.625% due 8/1/07            123,000
     130,000  B-      Kindercare Learning Centers, 9.500% due 2/15/09                133,413
      70,000  B3*     KSL Recreation Group, Inc., 10.250% due 5/1/07+                 76,213
     125,000  AAA     Lin Television Corp., 8.375% due 3/1/08                        125,156
     205,000  A3*     Lockheed Martin Corp., 7.750% due 5/1/26                       229,344
      75,000  B1*     Lodgenet Entertainment, Inc., 10.250% due 12/15/06              78,000
     200,000  BB+     Loewen Group International, Inc., 7.500% due 4/15/01           203,250
     150,000  B       McLeod USA Inc., 9.250% due 7/15/07                            159,750
     240,000  B+      Mediacom LLC, 8.500% due 4/15/08                               237,600
      60,000  B+      Muzak Corp., 10.000% due 10/1/03                                62,550
     280,000  BBB     Nabisco Inc., 6.000% due 2/15/11                               277,900
                      Navistar International Corp.:
     140,000  BB-       7.000% due 2/1/03                                            140,000
      75,000  BB-       8.000% due 2/1/08                                             74,906
      75,000  BBB     News America Holdings Inc., 7.500% due 3/1/00                   76,875
      30,000  BBB     Noble Drilling Corp., 9.125% due 7/1/06                         33,300
      35,000  BBB     Norcen Energy Resources, Inc., 7.375% due 5/15/06               36,838
      55,000  B-      Numatics Corp., 9.625% due 6/15/07                              55,825
     150,000  B       Orion Network Systems, Inc., 11.250% due 1/15/07               172,875
      40,000  BBB-    Oryx Energy Co., 10.000% due 4/1/01                             43,700
     150,000  B1*     Physician Sales & Service, 8.500% due 10/1/07+                 156,563
      70,000  B+      Pioneer Americas, 9.250% due 6/15/07+                           70,175
      40,000  B+      Plastic Containers Inc., 10.000% due 12/15/06                   43,500
     190,000  B-      Protection One, Inc., Sr. Discount Notes, step bond to yield
                        13.625% due 6/30/05                                          204,488
      33,000  BB      Rayovac Corp., 10.250% due 11/1/06+                             36,630
                      Raytheon Co.:
     240,000  B-        5.950% due 3/15/01                                           239,400
     375,000  Baa1*     6.450% due 8/15/02                                           378,750
     150,000  B+      Regal Cinemas Inc., 8.500% due 10/1/07                         152,625
     170,000  B-      Reliant Building Products, 10.875% due 5/1/04                  175,100
     185,000  B       Revlon Consumer Product, 8.125% due 2/1/06                     184,538
     265,000  B-      Revlon Worldwide Corp., Series B, zero coupon due 3/15/01+     204,050
                      Royal Caribbean Cruises Ltd.:
      85,000  BBB-      7.125% due 9/18/02                                            86,913
     180,000  BBB-      7.500% due 10/15/27                                          183,600
     280,000  B-      Silver Cinemas Inc., 10.500% due 4/15/05                       286,300
      50,000  A       Sony Corp., 6.125% due 3/4/03                                   50,063
     275,000  BB-     Standard Commercial Tobacco, 8.875% due 8/1/05                 278,781
      50,000  B+      Tracor, Inc., 8.500% due 3/1/07                                 54,625
      85,000  B-      United Artists Theaters Co., 9.750% due 4/15/08                 86,169


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT    RATING                SECURITY                                         VALUE
============================================================================================
Industrial -- 24.3% (continued)
$    500,000  B-      United International Holdings, Sr. Discount Notes,
                        step bond to yield, 10.750% due 2/15/08+                 $   315,625
      70,000  B1      U.S. Can Corp., 10.125% due 10/15/06+                           74,725
     110,000  BBB     USA Waste Services Inc., 7.125% due 10/1/07+                   114,400
     160,000  Baa3*   Westpoint Stevens Inc., 8.750% due 12/15/01                    173,600
                      WMX Technologies, Inc.
      42,000  A2*       6.625% due 7/15/02                                            42,105
      95,000  A2*       7.700% due 10/1/02                                            99,394
--------------------------------------------------------------------------------------------
                                                                                  11,798,493
--------------------------------------------------------------------------------------------
Retail -- 0.2%
      80,000  Baa2*   Federated Department Stores, 8.125% due 10/15/02                85,600
--------------------------------------------------------------------------------------------
Telecommunications -- 1.4%
      95,000  A-      Cable & Wireless Communications Corp., 6.375% due 3/06/03       95,119
     125,000  Baa3*   Century Communications Corp., 9.500% due 8/15/00               131,250
     350,000  B3*     Nextel Communications, Sr. Discount Notes, step bond
                        to yield 9.750% due 10/31/07                                 230,125
     410,000  Caa2*   21st Century Telephone Group, Sr. Discount Notes, step
                        bond to yield 12.250% due 2/15/08                            239,850
--------------------------------------------------------------------------------------------
                                                                                     696,344
--------------------------------------------------------------------------------------------
Utilities - Electrical -- 0.9%
     330,000  B-      Avon Energy Partners Holdings, 6.370% due 12/11/02             333,901
     103,000  BB      CMS Energy Corp., 8.125% due 5/15/02                           105,833
--------------------------------------------------------------------------------------------
                                                                                     439,734
--------------------------------------------------------------------------------------------
Yankee Bond With Coupon -- 0.2%
     155,000  BB-     Rogers Communications Inc., 2.000% due 11/26/05                 93,000
--------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS
                      (Cost -- $19,071,669)                                       19,650,380
============================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 0.8%
   2,821,939          Credit Suisse-First Boston Commercial Mortgage Trust
                        Series 1997-C2, 1.215% due 11/17/22                          223,110
   2,077,061          First Union-Lehman Brothers Commercial Mortgage Trust,
                        Series 1997-C1, 1.307% due 4/18/27                           151,885
--------------------------------------------------------------------------------------------
                      TOTAL FIXED RATE MORTGAGE
                      PASS-THROUGH SECURITIES
                      (Cost -- $369,530)                                             374,995
============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT                          SECURITY                                         VALUE
============================================================================================
ASSET-BACKED SECURITIES -- 6.9%
                      Asset Securitization Corp.:
$     97,109            Series 1996-MD6-A1A, 6.720% due 11/13/26                  $   98,597
     195,000            Series 1996-MD6-A1C, 7.040% due 11/13/26                     203,105
     158,000            Series 1997-D4-A1D, 7.490% due 4/14/27                       168,986
     123,000          Associates 97-2 A4, 6.475% due 3/15/28                         123,269
     441,000          CIT Holdings 97-A4, 6.200% due 2/15/06                         443,481
     188,337          Case Equipment Loan Trust, 5.740% due 8/15/02                  187,984
      85,784          Centrex Auto Trust, Series 1996-B-A, 6.150% due 9/15/04         86,321
      80,057          Fleetwood Credit Corp., Grantor Trust,
                        Series 1997-A-A, 6.640% due 9/15/12                           81,823
     410,000          Green Tree Home Improvement Loan Trust,
                        Series 1996-4 A-7, 7.900% due 6/15/27                        432,345
     310,000          Lehman Brothers Inc., 98-C1 A-2, 6.400% due 2/18/30            312,325
                      Morgan Stanley Capital I:
     270,000            Series 1997-C1-A1C, 7.630% due 12/15/06                      292,113
     150,000            Series 1998-WF1-A2, 6.550% due 3/15/30                       151,273
     130,000          National City Capital Trust I, 6.750% due 6/1/29               130,481
                      Oakwood Mortgage:
     138,000            97-C A-6, 7.350% due 11/15/27                                141,666
     148,000            98-A A-3, 6.050% due 5/15/28                                 146,821
                      The Money Store Inc., Home Equity Loan:
      64,000            6.890% due 3/15/16                                            64,540
      72,000            7.600% due 7/15/21                                            74,523
      49,000            7.800% due 10/15/21                                           50,901
     153,000            7.690% due 5/15/24                                           160,260
--------------------------------------------------------------------------------------------
                      TOTAL ASSET-BACKED SECURITIES
                      (Cost -- $3,311,388)                                         3,350,814
============================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 30.5%
   1,176,000          U.S. Treasury Note, 5.875% due 11/15/99                      1,180,998
     781,000          U.S. Treasury Note, 5.375% due 1/31/00                         778,407
     161,474          Federal Home Loan Mortgage Corp.,
                        9.500% due 7/25/22                                           172,223
   1,928,000          Federal Home Loan Mortgage Corp.,
                        7.000% due 5/1/28++                                        1,952,698
     192,635          Federal National Mortgage Association, 7.500% due 8/1/03       198,234
     134,752          Federal National Mortgage Association, 6.500% due 11/1/03      137,194
       8,269          Federal National Mortgage Association, 7.500% due 4/1/05         8,466
     223,570          Federal National Mortgage Association, 7.500% due 7/1/09       230,067
      43,895          Federal National Mortgage Association, 7.500% due 6/1/10        45,171
     185,323          Federal National Mortgage Association, 6.000% due 12/1/10      182,716
      77,000          Federal National Mortgage Association, 6.864% due 6/17/11       78,684
      62,818          Federal National Mortgage Association, 7.500% due 11/1/11       64,644

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT                          SECURITY                                         VALUE
============================================================================================
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 30.5% (continued)
$    482,000          Federal National Mortgage Association, 6.500% due 4/1/13++  $  483,957
   1,529,000          Federal National Mortgage Association, 7.000% due 5/1/13++   1,555,268
     237,662          Federal National Mortgage Association, 7.536% due 6/1/16       241,525
      55,484          Federal National Mortgage Association, 7.000% due 7/1/22        56,126
     156,320          Federal National Mortgage Association, 7.000% due 7/1/23       158,127
     101,969          Federal National Mortgage Association, 9.000% due 8/1/26       107,896
   1,186,000          Federal National Mortgage Association, 6.500% due 5/1/30++   1,172,658
   1,163,000          Federal National Mortgage Association, 7.000% due 6/1/28++   1,174,630
     233,319          Government National Mortgage Association,
                        8.000% due 7/15/17                                           243,161
     447,151          Government National Mortgage Association,
                        7.000% due 9/15/23                                           452,741
     232,101          Government National Mortgage Association,
                        7.000% due 11/15/23                                          235,003
     403,453          Government National Mortgage Association,
                        7.500% due 12/15/23                                          416,312
     173,972          Government National Mortgage Association,
                        8.000% due 6/15/27                                           180,658
     297,652          Government National Mortgage Association,
                        8.000% due 7/15/27                                           309,091
   1,972,000          Government National Mortgage Association,
                        6.500% due 5/1/28++                                        1,952,280
   1,000,000          Government National Mortgage Association,
                        7.500% due 5/1/28++                                        1,026,560
--------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT &
                      AGENCY OBLIGATIONS
                      (Cost -- $14,690,390)                                       14,795,495
============================================================================================
PREFERRED STOCK -- 0.3%
Financial Services -- 0.3%
     2,300            Eagle Picher Holdings
                      (Cost -- $129,662)                                             132,811
============================================================================================
WARRANTS -- 0.0%
       150            Orion Network Systems, Expires 1/15/07#
                      (Cost -- $105)                                                     150
============================================================================================
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $37,572,744)                                       38,304,645
============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================

                          TBC MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT                          SECURITY                                         VALUE
============================================================================================
REPURCHASE AGREEMENT -- 21.0%
$ 10,168,000          Citibank, 5.490% due 5/1/98; Proceeds at maturity--
                      $10,169,551; (Fully collateralized by U.S. Treasury Note,
                      6.625% due 7/31/01; Market value-- $10,376,056)
                      (Cost -- $10,168,000)                                      $10,168,000
============================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $47,740,744**)                                    $48,472,645
============================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
++   Security is traded on a "to-be-announced" basis (See Note 10).
#    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See Page 31 for definition of ratings.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                       1998 Semi-Annual Report to Shareholders

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================
                       SMITH BARNEY MONEY MARKET PORTFOLIO

     FACE                                                          ANNUALIZED
    AMOUNT                       SECURITY                             YIELD         VALUE
============================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.9%
$  3,000,000   Federal Home Loan Mortgage Corp. matures 7/2/98
               (Cost --$2,972,100)                                    5.50%      $ 2,972,100
============================================================================================
COMMERCIAL PAPER -- 67.8%
   4,000,000   Abbey National PLC matures 7/17/98                     5.59         3,952,773
   1,000,000   A.I. Credit matures 7/24/98                            5.50           987,517
   2,000,000   Alliance & Leicester Bank PLC matures 7/8/98           5.55         1,979,336
   4,000,000   American Express Credit Corp. matures 5/20/98          5.55         3,988,368
   1,000,000   Banca Commerciale Italiana matures 6/15/98             5.58           993,125
   1,000,000   BankAmerica Corp. matures 7/10/98                      5.64           989,345
   3,000,000   Bank Austriengellschaft (Bank Austria)
                 matures 6/17/98                                      5.57         2,978,498
   4,195,000   Bank Brussells Lambert mature 5/13/98 to 6/18/98   5.52 to 5.62     4,176,349
   2,000,000   Bear Stearns matures 7/8/98                            5.60         1,979,071
   3,000,000   Cades matures 5/20/98                                  5.51         2,991,395
   2,000,000   Creditanstalt Finance Inc. matures 7/7/98              5.55         1,979,639
   2,000,000   Credito Italiano Delaware, Inc. matures 5/21/98        5.80         1,993,733
   2,000,000   Cregem North America matures 6/24/98                   5.57         1,983,530
   2,000,000   Dresdner US Finance matures 5/18/98                    5.53         1,994,806
   2,000,000   E.I. duPont de Nemours & Co. matures 5/8/98            5.54         1,997,861
   4,000,000   Ford Motor Credit matures 6/11/98                      5.54         3,974,990
   4,000,000   General Electric Capital Corp.
                 mature 5/26/98 to 7/6/98                         5.59 to 5.80     3,965,895
   2,198,000   Generale Bank matures 5/6/98                           5.54         2,196,327
   4,000,000   Goldman, Sachs & Co. mature 5/14/98 to 7/6/98      5.53 to 5.70     3,983,885
   3,000,000   Halifax Building Society matures 7/7/98                5.53         2,969,571
   2,000,000   J.P. Morgan & Co. matures 5/18/98                      5.56         1,994,796
   2,000,000   Merrill Lynch & Co., Inc. matures 5/11/98              5.55         1,996,967
   2,000,000   NationsBank matures 8/20/98                            5.53         1,966,823
   3,365,000   Province De Quebec matures 6/30/98                     5.54         3,334,266
   2,000,000   San Paolo US Finance Inc. matures 7/8/98               5.56         1,979,298
   4,000,000   Svenska Handelsbanken matures 5/27/98                  5.55         3,984,024
   1,760,000   USAA Capital Corp. matures 5/21/98                     5.53         1,754,622
--------------------------------------------------------------------------------------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $69,066,810)                                              69,066,810
============================================================================================
DOMESTIC BANK OBLIGATIONS -- 7.9%
   3,000,000   BankAmerica National Trust Savings Assoc.
                 mature 5/29/98 to 7/22/99                        5.50 to 5.54     2,999,998
   2,000,000   Citibank mature 9/23/98                                5.56         2,000,000
   3,000,000   Harris Bank matures 5/11/98                            5.52         3,000,000
--------------------------------------------------------------------------------------------
               TOTAL DOMESTIC BANK OBLIGATIONS
               (Cost -- $7,999,998)                                                7,999,998
============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

============================================================================================
Schedules of Investments (unaudited)(continued)                               April 30, 1998
============================================================================================
                       SMITH BARNEY MONEY MARKET PORTFOLIO

     FACE                                                          ANNUALIZED
    AMOUNT                       SECURITY                             YIELD         VALUE
============================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 19.7%
$  1,000,000   ABN AMRO Bank (Chicago) matures 10/9/98                5.58%     $  1,000,034
   3,000,000   Bank of Montreal matures 5/18/98                       5.52         3,000,000
   3,000,000   Bank Nationale De Paris (San Francisco)
                 mature 7/27/98 to 10/5/98                        5.53 to 5.64     3,000,170
   2,000,000   Bayerische Vereinsbank matures 8/17/98                 5.57         2,000,059
   1,000,000   Commerzbank matures 7/7/98                             5.52         1,000,531
   2,000,000   Credit Suisse matures 10/21/98                         5.67         2,000,672
   2,000,000   Creditanstalt Bankverein matures 7/6/98                5.57         2,000,072
   2,000,000   Hessiche Landesbank matures 6/9/98                     5.84         2,000,138
   3,000,000   Societe Generale (New York) mature
                 5/1/98 to 8/25/98                                5.52 to 5.54     3,000,016
   1,000,000   Toronto Dominion Bank matures 6/18/98                  5.50         1,000,353
--------------------------------------------------------------------------------------------
               TOTAL FOREIGN CERTIFICATES OF DEPOSIT
               (Cost -- $20,002,045)                                              20,002,045
============================================================================================
REPURCHASE AGREEMENT -- 1.7%
   1,771,000   Morgan Stanley Dean Witter Discover, 5.50% due 5/1/98;
               Proceeds at maturity -- $1,771,271;
               (Fully collateralized by U.S. Treasury Bills due 10/29/98;
               Market value-- $1,821,520) (Cost -- $1,771,000)                     1,771,000
============================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $101,811,953**)                                         $101,811,953
============================================================================================

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                       1998 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================
All ratings are by Standard & Poor's Ratings Services ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and      speculative with respect to capacity to pay interest and repay
CCC principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's-- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

A     -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds that are rated "Baa" are considered as medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba    -- Bonds that are rated "Ba" are judged to have speculative elements;
         their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa   -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

================================================================================
Statements of Assets and Liabilities (unaudited)                  April 30, 1998
================================================================================

                                                                         Smith Barney
                                             MFS Total     TBC Managed      Money
                                              Return         Income         Market
                                            Portfolio      Portfolio      Portfolio

=====================================================================================
ASSETS:
   Investments, at value
     (Cost -- $312,727,638 and
     $37,572,744, respectively)            $356,506,080    $38,304,645             --
   Short-term investments, at value
     (Cost -- $36,330,366, $10,168,000
     and $101,811,953, respectively)         36,330,365     10,168,000   $101,811,953
   Cash                                              --             --            363
   Receivable for securities sold             2,077,767        970,897             --
   Dividends and interest receivable          2,691,746        418,447        517,765
   Receivable for closed forward
     foreign contracts                            1,947             --             --
   Receivable for open forward
     foreign currency contracts (Note 5)          1,203             --             --
-------------------------------------------------------------------------------------
   Total Assets                             397,609,108     49,861,989    102,330,081
-------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased           7,536,271     10,540,314             --
   Management fees payable                      254,034         75,929        326,808
   Payable to bank                               46,840          2,585             --
   Dividends payable                                 --             --        212,285
   Accrued expenses                              33,580        137,944         11,551
-------------------------------------------------------------------------------------
   Total Liabilities                          7,870,725     10,756,772        550,644
-------------------------------------------------------------------------------------
Total Net Assets                           $389,738,383    $39,105,217   $101,779,437
=====================================================================================
NET ASSETS:
   Par value of capital shares             $        228             33   $      1,018
   Capital paid in excess of par value      308,701,726     35,311,591    101,778,419
   Undistributed net investment income       12,274,897      2,750,877             --
   Accumulated net realized gain
     from security transactions              24,953,313        310,815             --
   Net unrealized appreciation of
     investments and foreign currencies      43,808,219        731,901             --
-------------------------------------------------------------------------------------
Total Net Assets                           $389,738,383    $39,105,217   $101,779,437
=====================================================================================
Shares Outstanding                           22,770,376      3,255,580    101,779,437
-------------------------------------------------------------------------------------
Net Asset Value                                  $17.12         $12.01          $1.00
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Operations (unaudited)
================================================================================

For the Six Months Ended April 30, 1998

                                                                               Smith Barney
                                                 MFS Total      TBC Managed        Money
                                                  Return          Income           Market
                                                 Portfolio       Portfolio       Portfolio
============================================================================================
INVESTMENT INCOME:
   Interest                                   $  4,721,238       $1,132,960      $ 3,088,183
   Dividends                                     2,036,380               --               --
   Less: Foreign withholding tax                   (15,270)              --               --
--------------------------------------------------------------------------------------------
   Total Investment Income                       6,742,348        1,132,960        3,088,183
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 3)                      1,289,580          114,099          304,462
   Custody                                          28,634            4,463           10,022
   Shareholder communications                       24,000            2,014           13,548
   Audit and legal                                  13,000            8,609           12,578
   Pricing service fees                              7,235           11,939               --
   Directors' fees                                   4,692            2,152            2,762
   System servicing fees                             4,500            3,155            3,717
   Registration fees                                    --            2,728            1,107
   Other                                             3,380            1,211            1,975
--------------------------------------------------------------------------------------------
   Total Expenses                                1,375,021          150,370          350,171
--------------------------------------------------------------------------------------------
Net Investment Income                            5,367,327          982,590        2,738,012
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 4 AND 5):
   Realized Gain From:
     Security transactions
       (excluding short-term securities*)       13,328,169          239,013               50
     Foreign currency transactions                   1,947               --               --
--------------------------------------------------------------------------------------------
   Net Realized Gain                            13,330,116          239,013               50
--------------------------------------------------------------------------------------------
   Changes in Net Unrealized Appreciation
   of Investments and Foreign Currencies:
     Beginning of period                        26,417,291          581,871               --
     End of period                              43,808,219          731,901               --
--------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation      17,390,928          150,030               --
--------------------------------------------------------------------------------------------
Net Gain on Investments                         30,721,044          389,043               50
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations         $36,088,371       $1,371,633       $2,738,062
============================================================================================

* Represents only gains from the sale of short-term securities for the SB Money Market Portfolio.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

================================================================================
Statements of Charges in Net Assets
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

MFS Total Return Portfolio                                 1998             1997
===================================================================================
OPERATIONS:
   Net investment income                             $   5,367,327    $   6,906,142
   Net realized gain                                    13,330,116       11,632,148
   Increase in net unrealized appreciation              17,390,928       15,804,047
-----------------------------------------------------------------------------------
   Increase in Net Assets From Operations               36,088,371       34,342,337
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                        --       (3,166,892)
   Net realized gains                                           --       (1,937,784)
-----------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                              --       (5,104,676)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                     90,106,300       98,021,137
   Net asset value of shares issued
     for reinvestment of dividends                              --        5,104,675
   Cost of shares reacquired                               (41,418)      (3,307,736)
-----------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                            90,064,882       99,818,076
-----------------------------------------------------------------------------------
Increase in Net Assets                                 126,153,253      129,055,737
NET ASSETS:
   Beginning of period                                 263,585,130      134,529,393
===================================================================================
   End of period*                                    $ 389,738,383    $ 263,585,130
===================================================================================
* Includes undistributed net investment income of:   $  12,274,897    $   6,905,623
===================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Charges in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997


TBC Managed Income Portfolio                               1998            1997
=================================================================================
OPERATIONS:
   Net investment income                             $    982,590    $  1,765,010
   Net realized gain                                      239,013         420,487
   Increase in net unrealized appreciation                150,030         292,261
---------------------------------------------------------------------------------
   Increase in Net Assets From Operations               1,371,633       2,477,758
---------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net investment income                                       --      (1,060,922)
---------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                             --      (1,060,922)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                     7,843,675       7,828,206
   Net asset value of shares issued
     for reinvestment of dividends                             --       1,060,922
   Cost of shares reacquired                           (1,889,079)     (2,059,096)
---------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                            5,954,596       6,830,032
---------------------------------------------------------------------------------
Increase in Net Assets                                  7,326,229       8,246,868
NET ASSETS:
   Beginning of period                                 31,778,988      23,532,120
---------------------------------------------------------------------------------
   End of period*                                    $ 39,105,217    $ 31,778,988
=================================================================================
* Includes undistributed net investment income of:   $  2,750,877    $  1,768,287
=================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

================================================================================
Statements of Charges in Net Assets (continued)
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

Smith Barney Money Market Portfolio                    1998             1997
================================================================================
OPERATIONS:
   Net investment income                         $   2,738,012    $   5,355,692
   Net realized gain                                        50               47
-------------------------------------------------------------------------------
   Increase in Net Assets From Operations            2,738,062        5,355,739
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
   Net investment income                            (2,738,012)      (5,355,692)
   Net realized gains                                      (50)             (47)
-------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                  (2,738,062)      (5,355,739)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                162,959,141      199,654,882
   Net asset value of shares issued
     for reinvestment of dividends                   2,748,411        5,314,435
   Cost of shares reacquired                      (175,096,143)    (192,951,787)
-------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                        (9,388,591)      12,017,530
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                   (9,388,591)      12,017,530
NET ASSETS:
   Beginning of period                             111,168,028       99,150,498
-------------------------------------------------------------------------------
   End of period                                 $ 101,779,437    $ 111,168,028
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
36                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The MFS Total Return, TBC Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and ten other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, GT Global Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth Portfolio), Smith Barney International Equity, Smith Barney Pacific Basin, Smith Barney Large Capitalization Growth and Van Kampen American Capital Enterprise Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and TBC Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

principles. At October 31, 1997, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the TBC Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $2,784 was reclassified to paid-in capital for the TBC Managed Income Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3.   Management Agreement and Transactions with Affiliated Persons

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of MMC, acts as the investment manager of the MFS Total Return ("MFSTR") and the TBC Managed Income ("TBCMI") Portfolios. Effective March 27, 1998, the management fee SBMM pays MMC was decreased from an annual rate of 0.60% to 0.50% of the average daily net assets of the Portfolio. MFSTR and TBCMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and The Boston Company Asset Management, Inc. ("TBC"). Pursuant to each sub-advisory agreement, MFS and TBC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TBCMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TBCMI. These fees are calculated daily and paid monthly.


--------------------------------------------------------------------------------
38                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

TIA has entered into a sub-administrative services agreement with MMC. TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TBCMI.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

All officers and one Director of the Fund are employees of SB.

4.   Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                 MFSTR                  TBCMI
================================================================================
Purchases                                    $263,666,636            $43,788,890
--------------------------------------------------------------------------------
Sales                                         170,345,088             36,438,639
================================================================================

At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                  MFSTR                 TBCMI
================================================================================
Gross unrealized appreciation                   $44,954,445            $810,078
Gross unrealized depreciation                    (1,176,004)            (78,177)
-------------------------------------------------------------------------------
Net unrealized appreciation                     $43,778,441            $731,901
================================================================================

5.   Forward Foreign Currency Contracts

At April 30, 1998, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                          Local      Market  Settlement  Unrealized
Foreign Currency                         Currency    Value      Date        Gain
===================================================================================
MFS Total Return Portfolio
To Sell:
Swiss Franc                               228,274   $227,071   5/4/98     $1,203
-----------------------------------------------------------------------------------
Total Unrealized Gain on Forward
   Foreign Currency Contracts                                             $1,203
===================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

6.   Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7.   Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, MFSTR had no open futures contracts.

8.   Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At April 30, 1998, the Portfolios had no securities on loan.


--------------------------------------------------------------------------------
40                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

9.   Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 1998, the Portfolios had no open purchased put or call option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the period ended April 30, 1998, the Portfolios did not write any options.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

10.  Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 1998, TBCMI held seven TBA securities with a cost of $9,274,542.

11.  Capital Shares

At April 30, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended        Year Ended
                                            April 30, 1998      October 31, 1997
================================================================================
MFS Total Return Portfolio
Shares sold                                   5,552,192              6,821,186
Shares issued on reinvestment                        --                383,810
Shares redeemed                                  (2,611)              (230,566)
--------------------------------------------------------------------------------
Net Increase                                  5,549,581              6,974,430
================================================================================
TBC Managed Income Portfolio
Shares sold                                     665,273                710,326
Shares issued on reinvestment                        --                 98,782
Shares redeemed                                (161,139)              (184,846)
--------------------------------------------------------------------------------
Net Increase                                    504,134                624,262
================================================================================
SB Money Market Portfolio
Shares sold                                 162,959,141            199,654,882
Shares issued on reinvestment                 2,748,411              5,314,435
Shares redeemed                            (175,096,143)          (192,951,787)
--------------------------------------------------------------------------------
Net Increase (Decrease)                      (9,388,591)            12,017,530
================================================================================


--------------------------------------------------------------------------------
42                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

MFS Total Return Portfolio                       1998(1)          1997            1996            1995         1994(2)
=========================================================================================================================
Net Asset Value, Beginning of Period             $15.31           $13.13          $11.53           $9.98       $10.00
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.14             0.38            0.33            0.45         0.13
  Net realized and unrealized gain (loss)          1.67             2.27            1.62            1.15        (0.15)
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.81             2.65            1.95            1.60        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              --            (0.29)          (0.27)          (0.05)          --
  Net realized gains                                 --            (0.18)          (0.08)             --           --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --            (0.47)          (0.35)          (0.05)          --
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $17.12           $15.31          $13.13          $11.53        $9.98
-------------------------------------------------------------------------------------------------------------------------
Total Return                                      11.82%++         20.64%          17.16%          16.12%       (0.20)%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $389,738         $263,585        $134,529         $49,363       $8,504
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                      0.85%+           0.86%           0.91%           0.95%        0.93%+
  Net investment income                            3.32+            3.54            3.82            4.40         3.51+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              60%              99%            139%            104%          18%
-------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)                 $0.06            $0.06           $0.06           $0.04           --
=========================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $13,857 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and expense ratios would have been as follows:

                                                            Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                             -------------------           -----------------
      1995                          $0.01                        1.06%
      1994                           0.06                        2.51+

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

TBC Managed Income Portfolio                      1998(1)         1997(2)          1996(2)          1995           1994(3)
===========================================================================================================================
Net Asset Value, Beginning of Period             $11.55          $11.06           $11.16           $10.04         $10.00
---------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(4)                        0.32            0.63             0.65             0.61           0.21
   Net realized and unrealized gain (loss)         0.14            0.35            (0.14)            0.64          (0.17)
---------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       0.46            0.98             0.51             1.25           0.04
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --           (0.49)           (0.46)           (0.13)            --
   Net realized gains                                --              --            (0.15)              --             --
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --           (0.49)           (0.61)           (0.13)            --
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $12.01          $11.55           $11.06           $11.16         $10.04
-------------------------------------------------------------------------------------------------------------------------
Total Return                                       3.98%++         9.19%            4.61%           12.68%          0.40%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $34,105         $31,779          $23,532          $11,279         $3,840
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                     0.85%+          0.87%            0.92%            0.92%          0.87%+
   Net investment income                           5.58+           6.48             6.19             6.13           5.67+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              97%            259%             255%             170%            42%
===========================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(4) The Manager has waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager has reimbursed the Portfolio for $15,557 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                             -------------------           -----------------
      1995                           $0.04                     1.29%
      1994                            0.07                     2.91+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
44                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of capital stock outstanding throughout each period:

Smith Barney Money Market Portfolio           1998(1)            1997             1996            1995            1994(2)
==========================================================================================================================
Net Asset Value, Beginning of Period          $1.00              $1.00            $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                   0.025              0.049            0.049           0.052           0.014
   Distributions from net
     investment income                       (0.025)            (0.049)          (0.049)         (0.052)         (0.014)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $1.00              $1.00            $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Total Return                                   2.53%++            5.05%            5.05%           5.35%           1.46%++
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $101,779           $111,168          $99,150         $37,487          $5,278
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                 0.65%+             0.65%            0.65%           0.65%           0.66%+
   Net investment income                       5.05+              4.94             4.86            5.26            3.83+
==========================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) For the period from June 16, 1994 (commencement of operations) to October 31, 1994.
(3) The Manager waived all or part of its fees for the years ended October 31, 1997, October 31, 1996 and October 31, 1995 and the period ended October 31, 1994. In addition, the Manager reimbursed the Portfolio for $15,423 in expenses for the period ended October 31, 1994. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                            Net Investment Income         Without Fee Waivers
                             Per Share Decreases           and Reimbursement
                            ---------------------         -------------------
      1997                          $0.000*                      0.67%
      1996                           0.001                       0.74
      1995                           0.003                       0.94
      1994                           0.005                       2.11+

*    Amount represents less than $0.001.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998 a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                        Shares Voted    Percentage    Shares Voted   Percentage
Name of Directors            For       Shares Voted     Against     Shares Voted
================================================================================
Victor K. Atkins       231,059,252.884    97.271%    6,481,382.874     2.729%
Abraham E. Cohen       231,294,945.547    97.371     6,245,690.211     2.629
Robert A. Frankel      230,999,179.846    97.246     6,541,455.912     2.754
Rainer Greeven         231,468,718.650    97.444     6,071,917.108     2.556
Susan M. Heilbron      231,485,321.942    97.451     6,055,313.816     2.549
Heath B. McLendon      231,463,894.239    97.442     6,076,741.519     2.558
James M. Shuart        231,410,828.580    97.419     6,129,807.178     2.581
================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Portfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

                                                        MFS Total    TBC Managed     Smith Barney
                                                         Return         Income       Money Market
                                                        Portfolio      Portfolio      Portfolio
=================================================================================================
  E Ability to Pledge Assets                               N/A            N/A          Approved
-------------------------------------------------------------------------------------------------
  M Underwriting of Securities                           Approved       Approved       Approved
-------------------------------------------------------------------------------------------------
  M Lending by the Fund                                  Approved       Approved       Approved
-------------------------------------------------------------------------------------------------
  M Real Estate                                          Approved       Approved       Approved
-------------------------------------------------------------------------------------------------
  R Exercising Control or Management                       N/A          Approved         N/A
-------------------------------------------------------------------------------------------------
  R Margin and the Short Sales of Securities               N/A          Approved         N/A
-------------------------------------------------------------------------------------------------
  R Purchases or Sale of Puts, Calls and Combination       N/A          Approved         N/A
-------------------------------------------------------------------------------------------------
  R Investments in Restricted and Illiquid Securities      N/A          Approved         N/A
-------------------------------------------------------------------------------------------------
  R Investments in Oil, Gas and Mineral Exploration      Approved       Approved         N/A
-------------------------------------------------------------------------------------------------
  M Diversification                                        N/A          Approved       Approved
-------------------------------------------------------------------------------------------------
  M Senior Securities                                    Approved         N/A          Approved
-------------------------------------------------------------------------------------------------
  M Borrowing                                            Approved       Approved       Approved
-------------------------------------------------------------------------------------------------
  R Unseasoned Issues                                      N/A          Approved         N/A
-------------------------------------------------------------------------------------------------
  R Purchases of Securities of Other Investment Co.        N/A          Approved       Approved
=================================================================================================

N/A - Not Applicable

--------------------------------------------------------------------------------
46                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)(continued)
================================================================================


The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

MFS Total Return Portfolio

                   Percentage                     Percentage                     Percentage
   Shares Voted     of Shares     Shares Voted     of Shares        Shares        of Shares
        For           Voted          Against         Voted        Abstaining      Abstained
============================================================================================
  16,754,158.830     91.578%       232,961.440      1.273%       1,307,918.682     7.149%
============================================================================================


TBC Managed Income Portfolio

                   Percentage                     Percentage                     Percentage
   Shares Voted     of Shares     Shares Voted     of Shares        Shares        of Shares
        For           Voted          Against         Voted        Abstaining      Abstained
============================================================================================
   2,581,457.388     89.949%       48,383.871       1.686%        240,074.072      8.365%
============================================================================================


Smith Barney Money Market Portfolio

                   Percentage                     Percentage                     Percentage
   Shares Voted     of Shares     Shares Voted     of Shares        Shares        of Shares
        For           Voted          Against         Voted        Abstaining      Abstained
============================================================================================
  98,287,148.111     93.750%       430,119.891      0.411%       6,121,992.848     5.839%
============================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

                      [This page intentionally left blank]

                                                                SMITH BARNEY
                                                                ------------
Travelers Series
Fund Inc.                                   A Member of TravelersGroup [LOGO]

Directors                              Investment Managers

Victor K. Atkins                       Mutual Management Corp.
A.E. Cohen                             Travelers Investment Adviser, Inc.
Robert A. Frankel
Rainer Greeven                         Distributor
Susan M. Heilbron
Heath B. McLendon, Chairman            Smith Barney Inc.
James M. Shuart

Officers                               Custodian

Heath B. McLendon                      PNC Bank, N.A.
President and
Chief Executive Officer
                                       Annuity Administration
Lewis E. Daidone
Senior Vice President and Treasurer    Travelers Annuity Investor Services
                                       5 State House Square
Phyllis Zahorodny                      1 Tower Square
Vice President                         Hartford, CT 06183

Irving P. David
Controller                             This report is submitted for the general
                                       information of the shareholders of
Thomas M. Reynolds                     Travelers Series Fund Inc. -- MFS Total
Controller                             Return, TBC Managed Income and Smith
                                       Barney Money Market Portfolios. It is
Christina T. Sydor                     not authorized for distribution to
Secretary                              prospective investors unless accompanied
                                       or preceded by a current Prospectus for
                                       the Portfolios, which contains
                                       information concerning the Portfolios'
                                       investment policies and expenses as well as other pertinent information.

                                       Travelers Series
                                       Fund Inc.

                                       388 Greenwich Street
                                       New York, New York 10013

                                       IN0804 6/98





                         [LOGO]

                         Travelers Series Fund Inc.
                         AIM Capital
                         Appreciation Portfolio

                         -------------------------------------------------------
                         SEMI-ANNUAL REPORT
                         -------------------------------------------------------

                         April 30, 1998


                  [LOGO] Smith Barney Mutual Funds
                         Investing for your future.
                         Every day.(SM)

                                                       [PHOTO]
Travelers Series
Fund Inc.                                              HEATH B.
                                                       MCLENDON

Dear Shareholder:                                      Chairman

We are pleased to provide the semi-annual report of the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio ("Portfolio") for the period ended April 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Performance Update

The Portfolio seeks capital appreciation. Toward the end of the reporting period, it seemed that investors were finally beginning to question their preference for very large company stocks. Nevertheless, throughout the reporting period, the mid-cap and smaller issues in which the Portfolio invests were out of favor compared to large-capitalization stocks.

For the six months ended April 30, 1998, the total return for the Portfolio was 10.33%. This compares unfavorably to the 19.17% total return for the Standard & Poor's Midcap 400 Index ("S&P 400 Index") of mid-capitalization stocks and the 17.24% return for the small-cap dominated Nasdaq Index. (The S&P 400 Index is an unmanaged index made up of the common stocks of approximately 400 mid-capitalization companies.) By contrast, the large-capitalization company dominated Standard & Poor's 500 Index rose 22.47% during the six months ended April 30, 1998. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks.)

Market Recap

The six-month period covered by this report had two distinct phases. During the first half of the period, fallout from the currency and market crises in several Asian nations dampened stock market performance dramatically. When markets are shaky, investors tend to gravitate toward well-known, widely traded blue-chip stocks, so the midsize and smaller companies that the Portfolio invests in were especially hard hit. For example, the Portfolio produced a negative total return for the first three months of the reporting period.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

But the financial markets seemed to shrug off these difficulties as the new year unfolded. A much-anticipated slowdown in the U.S. economy predicted to result from the troubles in Asia never materialized. In fact, government data showed U.S. gross domestic output rising at a 4.2% annual rate during the first quarter of 1998. But inflation, widely believed to result from such robust economic expansion, remained low. In fact, the Commerce Department's overall price index rose an annualized 0.9% during the quarter -- its slowest rate in 34 years.

With expectations of a good economy, both the markets and the Portfolio rebounded early in 1998. During the second three months of the reporting period, the Portfolio rose roughly 12%.

Investment Strategy

The Portfolio continued to find opportunities in the retail and health-care industries. The portfolio managers pared their holdings of energy stocks while technology stocks in such industries as electronics, computers and computer software remained the Portfolio's largest sector weighting.

Retail

As is to be expected, consumer cyclicals in general, and retailers in particular, are doing very well in the current excellent economic expansion. Personal earnings are up, and the Conference Board, a business research organization, reported consumer confidence at a 29-year high in February. Good times are buoying both discounters and sellers of high-profile brands. Electronics-oriented stores are experiencing a sales rise with the arrival of sub-$1,000 personal computers, among other products. The Portfolio's retail holdings were among its best performers in early 1998.

Health Care

The Portfolio's health-care holdings also did well during the reporting period, as a number of HMOs and other care providers were able to raise premiums for the first time in years. Consolidation and cost cutting in the health care sector have helped profit margins for many service providers while the FDA's gradual streamlining of filing the approval systems has been a boon to many pharmaceutical companies, especially those with new products or new drug delivery systems.

Technology

Technology was not generally in favor for much of the reporting period, mainly due to disappointing earnings from a few leading companies. Overall, this sector has still performed well; for example, personal computer sales were up 16% in the U.S. during the first quarter of 1998, with strong growth expected to continue. In addition to hardware makers, the Portfolio has significant holdings in the software industry. The Year 2000 problem continues to provide ample


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
work for companies with expertise in reprogramming computers to recognize this date. Semiconductor holdings were pared down during the reporting period while holdings in computer software were increased. Within the semiconductor industry, the portfolio managers believe the makers of proprietary products remain far more attractive than commodity manufacturers because of overcapacity.

Energy

Though energy stocks turned in very attractive performance for most of 1997, these stocks could not maintain their momentum into the new year. The formerly high-growth economies of Asia were significant energy users, and many investors anticipated that as Asia's economic growth faltered, so would their demand for oil and other energy products. Moreover, commodity prices in general fell sharply in the make of Asia's financial difficulties. The Portfolio's holdings in the energy sector were trimmed during the reporting period. The managers continue to hold a number of oilfield-service companies, which are less closely tied to the price of oil than drillers are. Many service companies have contracts locked in for 1998 and 1999, so their revenues are relatively predictable.

The portfolio managers believe the negative reaction to the energy and technology sectors may be overblown. While economic growth in Asia has declined, growth remains robust in the U.S., Europe and most developing nations. In technology, a sizable proportion of electronic components made in Southeast Asia goes to computer manufacturers in the U.S., therefore Asia's currency woes are cutting these manufacturer's costs, not their markets.

Market Outlook

Almost unnoticed by the popular or business press, the dominance of very large-capitalization stocks had slipped somewhat by the end of this reporting period. For the three months ending April 30, 1998, S&P 400 Index outperformed the large-cap S&P 500 Index. In our view, values in the mid-cap sector may simply be more attractive. Earnings of mid-cap and smaller companies are growing in the double digits and are projected to continue growing at high rates, whereas actual first-quarter year-over-year earnings growth for the large companies represented by the S&P 500 Index was in the single digits. The managers believe you simply get more earnings by investing in smaller and mid-cap stocks given the ultra high price/earnings ratios of many blue-chip stocks. The portfolio managers expect this should ultimately translate into continued strong performance for select mid-size company stocks.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

With respect to the investing environment in general, most observers do not expect dramatic change; they still foresee stable to lower interest rates, healthy economic growth and subdued inflation as global competition and lower energy costs offset any inflationary pressures of a tight labor market. In the view of the portfolio's managers, no one has identified a good reason why the seven-plus years of domestic economic expansion should end abruptly.

However, most investors would probably welcome some cooling off. One of the events most likely to trigger a halt in the market's prolonged rise would be an interest rate hike by the Federal Reserve Board, which has been hinting about its concern over rapid economic growth and the dramatic rise in stock values. An interest rate move would be forestalled by evidence that the economy is growing a little less rapidly.

In closing, thank you for investing in the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio. We look forward to continuing to help you to pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon

Heath B. McLendon
Chairman

May 22, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                        Net Asset Value
                    ----------------------
                     Beginning      End      Income    Capital Gain      Total
Period Ended         of Period   of Period  Dividends  Distributions    Returns+
================================================================================
4/30/98               $12.68      $13.99     $0.00        $0.00         10.33%++
--------------------------------------------------------------------------------
10/31/97               10.76       12.68      0.01         0.00         17.96
--------------------------------------------------------------------------------
10/31/96               10.00       10.76      0.01         0.00          7.71
--------------------------------------------------------------------------------
10/10/95* - 10/31/95   10.00       10.00      0.00         0.00          0.00++
================================================================================
Total                                        $0.02        $0.00
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Return+
================================================================================

================================================================================
Six Months Ended 4/30/98++                                             10.33%
--------------------------------------------------------------------------------
Year Ended 4/30/98                                                     32.48
--------------------------------------------------------------------------------
10/10/95* through 4/30/98                                              14.13
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

================================================================================
10/10/95* through 4/30/98                                              40.19%
================================================================================

+    Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

================================================================================
Historical Performance (unaudited)
================================================================================

                   Growth of $10,000 Invested in Shares of the
           AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+
--------------------------------------------------------------------------------

                           October 1995 -- April 1998


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                          AIM Capital                 Lipper
                                     Appreciation Portfolio        Midcap Index
                                     ----------------------        ------------
10/10/95                              $10,000                      $10,000
  4/96                                $10,711                      $11,727
 10/96                                $10,771                      $11,739
  4/97                                $10,582                      $11,530
 10/97                                $12,696                      $14,180
4/30/98                               $14,019                      $16,201



+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 1998. The Lipper Midcap Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Lipper Midcap Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                               April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK -- 89.6%
Advertising -- 0.9%
    25,600   Omnicom Group                                         $  1,212,800
    15,200   Outdoor Systems, Inc.+                                     482,600
    11,500   Snyder Communications, Inc.+                               488,750
--------------------------------------------------------------------------------
                                                                      2,184,150
--------------------------------------------------------------------------------
Aerospace & Defense -- 0.5%
    15,500   AAR Corp.                                                  405,906
     9,700   BE Aerospace Inc.+                                         302,519
    14,900   Gulfstream Aerospace Corp.+                                624,869
--------------------------------------------------------------------------------
                                                                      1,333,294
--------------------------------------------------------------------------------
Airlines -- 0.5%
    15,400   Continental Airlines, Inc., Class B Share+                 906,675
     9,000   Southwest Airlines Co.                                     246,938
--------------------------------------------------------------------------------
                                                                      1,153,613
--------------------------------------------------------------------------------
Banking -- 3.2%
    10,600   Amsouth Bancorp.                                           661,175
     5,100   Charter One Financial, Inc.                                345,206
     8,000   Crestar Financial Corp.                                    478,500
    18,900   Dime Bancorp Inc.                                          579,994
    11,700   Golden State Bancorp., Inc.+                               456,300
    12,600   Greenpoint Financial Corp.                                 500,063
    40,800   MBNA Corp.                                               1,382,100
    10,700   Mercantile Bankshares Corp.                                410,613
    16,300   North Fork Bancorp.                                        605,138
    11,600   Northern Trust Corp.                                       846,800
     9,400   Star Banc Corp.                                            593,963
     8,200   Summit Bancorp.                                            411,025
    16,600   TCF Financial Corp.                                        540,538
--------------------------------------------------------------------------------
                                                                      7,811,415
--------------------------------------------------------------------------------
Biotechnology -- 0.1%
     7,000   Arterial Vascular Engineering, Inc.+                       247,625
--------------------------------------------------------------------------------
Broadcasting -- 1.2%
     9,200   A.H. Belo Corp.                                            487,025
    23,000   CanWest Global Communication Corp.                         431,250
    13,490   Chancellor Media Corp.+                                    639,932
    11,500   Cox Communications, Inc.+                                  513,188
     9,400   Heftel Broadcasting Corp.+                                 412,425
    16,000   Liberty Media Group, Class A Shares+                       531,000
--------------------------------------------------------------------------------
                                                                      3,014,820
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Commercial Services -- 2.5%
    15,500   Ceridian Corp.+                                       $    876,719
    29,300   Comdisco Inc.                                            1,296,525
    13,000   Equity Corp. International+                                322,563
     8,300   Inacom Corp.+                                              297,244
    21,150   Paychex Inc.                                             1,148,709
    17,050   PMT Services Inc.+                                         332,475
    47,500   Service Corp. International                              1,959,375
--------------------------------------------------------------------------------
                                                                      6,233,610
--------------------------------------------------------------------------------
Communications - Equipment and Software -- 2.7%
    46,200   Ascend Communications, Inc.+                             2,012,588
     6,500   Avid Technology, Inc.+                                     281,938
    25,000   Fore Systems, Inc.+                                        571,875
    23,400   Gartner Group Inc., Class A Shares+                        775,125
    22,100   McKensson Corp.                                          1,562,194
    11,200   Storage Technology Corp.+                                  945,700
    12,300   Valassis Communications, Inc.+                             482,775
--------------------------------------------------------------------------------
                                                                      6,632,195
--------------------------------------------------------------------------------
Computer Software -- 10.6%
    14,200   Affiliated Computer Services, Class A Shares+              498,775
    23,200   America Online Inc.+                                     1,856,000
     4,600   Applied Voice Technology Inc.+                             202,975
     4,500   Aspect Development Inc.+                                   284,906
     9,800   Autodesk Inc.                                              460,600
    26,600   BMC Software Inc.                                        2,488,763
    11,800   Broderbund Software, Inc.+                                 210,925
    51,550   Cadence Design Systems Inc.+                             1,871,909
     6,300   Cambridge Technology Partners, Inc.+                       329,175
    10,850   Cisco Systems, Inc.+                                       794,763
     7,950   Citrix Systems, Inc.+                                      493,894
    14,925   Computer Associates International Inc.                     874,045
    35,800   Compuware Corp.+                                         1,749,725
    44,800   Concord EFS, Inc.+                                       1,411,200
    14,000   DST Systems Inc.+                                          771,750
    18,900   Electronics Arts Inc.+                                     874,125
    10,600   IDX Systems Corp.+                                         461,763
    21,700   Input/Output Inc.+                                         539,788
    10,000   Intuit Inc.+                                               531,875
    15,000   J.D. Edwards & Co.+                                        534,375
    12,800   Microsoft Corp.+                                         1,153,600
    11,400   National Data Corp.                                        465,263
     7,625   Network Associates, Inc.+                                  522,313
    20,800   Oracle Systems Corp.+                                      538,200
    42,400   Parametric Technologies Inc.+                            1,355,475

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Computer Software -- 10.6% (continued)
    18,500   Platinum Technology, Inc.+                            $    471,750
    27,185   Sterling Commerce Inc.+                                  1,157,062
    14,600   Sterling Software Inc.+                                    385,988
    30,600   Sungard Data Systems Inc.+                               1,090,125
    13,300   Symantec Corp.+                                            385,700
    14,800   Synopsys Inc.+                                             636,400
     5,700   Technomatrix Technology Ltd.+                              144,638
    17,650   Wind River Systems, Inc.                                   611,131
--------------------------------------------------------------------------------
                                                                     26,158,976
--------------------------------------------------------------------------------
Computers -- 2.5%
    18,000   Computer Sciences Corp.+                                   949,500
    13,200   Comverse Technology, Inc.+                                 625,350
     9,500   CSG Systems International Inc.+                            432,250
    27,200   Dell Computer Corp.+                                     2,196,400
    14,000   Gateway 2000, Inc.+                                        821,625
    20,300   Tech Data Corp.+                                         1,012,463
--------------------------------------------------------------------------------
                                                                      6,037,588
--------------------------------------------------------------------------------
Consumer/Commercial Services -- 1.2%
    14,137   Accustaff Inc.+                                            507,165
     6,300   Central Garden & Pet Co.+                                  215,775
    39,300   Stewart Enterprises Inc., Class A Shares                 1,011,975
    16,800   Symbol Technologies Inc.                                   646,800
    10,800   Tyco International Ltd.                                    588,600
--------------------------------------------------------------------------------
                                                                      2,970,315
--------------------------------------------------------------------------------
Distribution -- 0.6%
    17,400   Coca-Cola Enterprises, Inc.                                656,850
    15,500   Ingram Micro Inc., Class A Shares+                         707,188
--------------------------------------------------------------------------------
                                                                      1,364,038
--------------------------------------------------------------------------------
Diversified -- 0.2%
    11,400   American Disposal Services+                                457,069
--------------------------------------------------------------------------------
Drugs -- 0.1%
     3,700   Biovail Corp. International+                               151,238
--------------------------------------------------------------------------------
Electronics -- 1.4%
     7,700   Action Performance Cos., Inc.                              266,613
    17,000   Altera Corp.+                                              688,500
    18,600   Arrow Electronics Inc.+                                    508,013
    18,700   KLA-- Tencor Corp.+                                        753,844
    16,500   Solectron Corp.+                                           731,156
    13,500   Teradyne Inc.+                                             492,750
--------------------------------------------------------------------------------
                                                                      3,440,876
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Electronics - Semiconductors and Components -- 4.8%
    15,000   Advanced Micro Devices, Inc.                          $    416,250
    26,700   Analog Devices Inc.+                                     1,039,631
    15,000   Applied Materials, Inc.+                                   541,875
    22,300   Atmel Corp.+                                               450,181
    14,700   Berg Electronics Corp.+                                    350,044
    16,200   Burr-Brown Corp.+                                          493,088
     4,000   Etec Systems, Inc.+                                        227,000
    11,600   Lattice Semiconductor Corp.+                               529,250
    15,000   Linear Technology Corp.                                  1,207,500
    18,000   LSI Logic Corp.+                                           488,250
    38,400   Maxim Integrated Products Inc.+                          1,550,400
     7,100   Perkin-Elmer Corp.                                         485,463
    18,100   PMC-Sierra Inc.+                                           823,550
    10,100   Sanmina Corp.+                                             909,000
    23,000   SCI Systems Inc.+                                          947,313
    12,800   Vitesse Semiconductors Corp.+                              738,400
    14,200   Xilinx Inc.+                                               649,650
--------------------------------------------------------------------------------
                                                                     11,846,845
--------------------------------------------------------------------------------
Entertainment and Leisure Time -- 1.0%
    14,000   Choice Hotels International Inc.+                          239,750
    20,500   Hollywood Entertainment Corp.+                             257,531
    13,700   Host Marriott Corp.+                                       266,294
    23,000   International Game Technology                              639,688
    18,410   Promus Hotel Corp.+                                        831,902
     7,300   Speedway Motorsports Inc.+                                 199,381
--------------------------------------------------------------------------------
                                                                      2,434,546
--------------------------------------------------------------------------------
Financial Services -- 5.4%
    17,700   Capital One Financial Corp.                              1,700,306
     6,200   ContiFinancial Corp.+                                      199,950
    10,000   Countrywide Credit Industries, Inc.                        483,750
     8,000   Equifax Inc.                                               309,500
    16,300   Finova Group, Inc.                                         954,569
    23,000   Firstplus Financial Group, Inc.+                         1,115,500
    15,400   Franklin Resources, Inc.                                   823,900
    14,100   Household International Inc.                             1,853,269
    21,000   IMC Mortgage Co.+                                          334,688
    22,100   MGIC Investment Corp.                                    1,392,300
    16,300   Newcourt Credit Group Inc.                                 800,738
    14,700   Paine Webber Group Inc.                                    658,744
    18,850   SLM Holding Corp.                                          804,659
    15,000   SunAmerica, Inc.                                           749,063
    15,400   T. Rowe Price Associates, Inc.                           1,162,700
--------------------------------------------------------------------------------
                                                                     13,343,636
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Hospital Management -- 2.5%
    10,650   American HomePatient Inc.+                            $    196,359
    14,700   Cardinal Health Inc.                                     1,414,875
     8,100   First Health Group Corp.                                   477,900
    15,300   FPA Medical Management Inc.+                               191,250
     7,500   Orthodontic Centers of America, Inc.+                      160,313
     4,666   Sunburst Hospitality Corp.+                                 37,620
    59,160   Tenet Healthcare Corp.                                   2,214,802
    26,200   Universal Health Services Inc., Class B Shares+          1,508,138
--------------------------------------------------------------------------------
                                                                      6,201,257
--------------------------------------------------------------------------------
Hospital Related -- 0.4%
    44,400   Beverly Enterprises, Inc.+                                 699,300
    12,200   Curative Health Services, Inc.+                            378,200
--------------------------------------------------------------------------------
                                                                      1,077,500
--------------------------------------------------------------------------------
Insurance -- 1.4%
     7,000   ChoicePoint Inc.+                                          383,250
    10,000   Everest Reinsurance Holdings                               412,500
     7,400   Executive Risk, Inc.                                       493,488
     4,500   HCC Insurance Holdings, Inc.                                97,874
    10,400   Mercury General Corp.                                      673,400
    18,800   Provident Co., Inc.                                        734,374
     9,600   Providian Corp.                                            577,800
--------------------------------------------------------------------------------
                                                                      3,372,686
--------------------------------------------------------------------------------
Manufacturing -- 6.4%
    16,900   American Power Conversion Corp.+                           543,969
     3,800   Ametek Inc.                                                115,662
     9,000   Blyth Industries, Inc.+                                    330,188
    29,800   Clayton Homes, Inc.                                        597,862
    14,000   Cognex Cor.+                                               338,624
    43,700   EMC Corp.-- Mass.+                                       2,015,662
    12,500   Fort James Corp.                                           620,312
    29,000   Harley Davidson Inc.                                     1,044,000
    10,700   Hillenbrand Industries, Inc.                               667,412
    14,600   Hon Industries Inc.                                        467,200
    15,000   IMC Global, Inc.                                           540,000
    15,000   Leggett & Platt Inc.                                       779,062
    13,600   Lexmark International Group Inc., Class A Shares           787,100
    29,550   Microchip Technology Inc.+                                 838,481
     3,300   Oakwood Homes Corp.                                         93,019
    30,200   Pairgain Technologies, Inc.                                556,812
     5,300   Pentair Inc.                                               229,225
     5,200   Potash Corp. of Saskatchewan Inc.                          464,424
     7,100   Precision Castparts Corp.                                  441,088
    13,800   Smith International Inc.+                                  810,750

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Manufacturing -- 6.4% (continued)
     9,200   Suiza Foods Corp.+                                    $    545,100
     7,500   Sundstrand Corp.                                           517,968
    16,800   Thermo Electron Corp.+                                     668,850
    15,500   Thermo Instruments Systems Inc.+                           457,250
    14,600   Unifi, Inc.                                                559,362
    18,000   Warnaco Group, Inc.                                        760,500
--------------------------------------------------------------------------------
                                                                     15,789,882
--------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 1.8%
    12,400   Biomet Inc.                                                372,000
    19,500   Guidant Corp.                                            1,304,062
    34,092   HBO & Co.                                                2,039,128
    10,600   Shared Medical Systems Corp.                               773,138
--------------------------------------------------------------------------------
                                                                      4,488,328
--------------------------------------------------------------------------------
Medical Products and Supplies -- 3.1%
    17,500   Allegiance Corp.                                           798,438
    15,000   Bergen Brunswig Corp.                                      680,624
    13,100   Dentsply International Inc.                                430,662
    18,924   Henry Schein, Inc.+                                        738,036
    55,400   Omnicare Inc.                                            1,897,450
    17,600   PSS World Medical, Inc.+                                   394,900
     4,300   Sofamor Danek Group, Inc.+                                 377,324
    14,000   St. Jude Medical, Inc.+                                    496,124
     5,500   Stryker Corp.                                              247,500
    54,400   Sybron International Corp.+                              1,441,600
--------------------------------------------------------------------------------
                                                                      7,502,658
--------------------------------------------------------------------------------
Medical Services -- 4.6%
     7,000   American Oncology Resources+                               105,000
    16,600   Concentra Managed Care, Inc.+                              516,674
     8,800   Express Scripts Inc., Class A Shares+                      704,000
    24,050   Health Care & Retirement Inc.+                             980,038
    73,925   Health Management Associates Inc., Class A Shares+       2,328,638
    76,000   Healthsouth Corp.+                                       2,294,250
    17,150   Jones Medical Industries Inc.                              505,924
    18,300   Lincare Holdings Inc.+                                   1,484,588
    12,500   Medtronic Inc.                                             657,812
    24,000   Quorum Health Group Inc.+                                  771,000
    25,966   Total Renal Care Holdings, Inc.+                           860,124
     2,000   Transition Systems Inc.+                                    45,000
--------------------------------------------------------------------------------
                                                                     11,253,048
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Miscellaneous -- 0.5%
    17,200   Fiserv Inc.+                                          $  1,124,450
     6,000   Helen Of Troy Ltd.+                                        123,000
--------------------------------------------------------------------------------
                                                                      1,247,450
--------------------------------------------------------------------------------
Office Equipment, Products and Supplies -- 1.8%
     9,400   Avery Dennison Corp.                                       492,324
    20,800   Herman Miller, Inc.                                        627,900
    33,500   Office Depot Inc.+                                       1,109,688
    71,025   Staples Inc.+                                            1,753,430
    20,400   Viking Office Products Inc.+                               493,424
--------------------------------------------------------------------------------
                                                                      4,476,766
--------------------------------------------------------------------------------
Oil & Gas -- 3.9%
     9,500   Apache Corp.                                               336,062
     7,900   Baker Hughes Inc.                                          319,950
    26,600   BJ Services Co.+                                           997,500
     9,800   Burlington Resources Inc.                                  460,600
    15,200   Camco International Corp.                                1,031,700
    14,800   Cooper Cameron Corp.+                                      983,274
    22,000   El Paso Natural Gas Co.+                                   812,624
    13,100   Elan Corp. PLC ADR                                         813,838
    11,800   EVI, Inc.+                                                 628,350
    42,500   Global Industries Ltd.+                                    964,219
    12,800   National-Oilwell, Inc.+                                    485,600
    30,200   Pride International, Inc.+                                 734,238
    13,500   Rowan Cos., Inc.+                                          397,406
    22,800   Santa Fe Energy Resources Inc.+                            235,124
     7,700   Veritas DGC Inc.+                                          417,244
--------------------------------------------------------------------------------
                                                                      9,617,729
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 2.4%
    12,000   Core Laboratories N.V.+                                    340,500
    12,900   Equitable Resources Inc.                                   419,250
    18,000   K N Energy, Inc.                                         1,056,375
    23,500   Marine Drilling Co. Inc.+                                  571,344
    19,300   Noble Drilling Corp.+                                      623,631
    23,166   Ocean Energy, Inc.+                                        567,567
    20,400   Precision Drilling Corp.+                                  487,050
    17,900   R&B Falcon Corp.+                                          573,919
     5,000   Santa Fe International Corp.                               195,938
     1,500   St. Mary Land & Exploration                                 48,000
    18,000   Stolt Comex Seaway, S.A.+                                  585,000
     7,800   Transocean Offshore Inc.                                   435,825
--------------------------------------------------------------------------------
                                                                      5,904,399
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Pharmaceuticals -- 2.2%
     4,700   Alpharma, Inc., Class A Shares                        $    106,925
    21,500   Alza Corp.+                                              1,030,656
    12,500   Biogen, Inc.+                                              554,688
     7,600   Columbia Laboratories, Inc.+                                68,400
    15,000   Forest Labs Inc.+                                          542,812
    38,500   Mylan Laboratories Inc.                                  1,044,312
     5,800   Parexel International Corp.+                               194,300
    17,200   Quintiles Transnational Corp.+                             851,400
    24,200   Watson Pharmaceuticals Inc.+                             1,040,600
--------------------------------------------------------------------------------
                                                                      5,434,093
--------------------------------------------------------------------------------
Restaurants -- 1.9%
    23,000   Brinker International, Inc.+                               552,000
    12,980   CKE Restaurants, Inc.                                      449,432
    12,100   Cracker Barrel Old Country Store Inc.                      444,675
     3,200   Foodmaker Inc.+                                             60,800
     7,600   Outback Steakhouse Inc.+                                   289,750
    59,800   Safeway Inc.+                                            2,287,350
     9,400   Starbucks Corp.+                                           452,375
--------------------------------------------------------------------------------
                                                                      4,536,382
--------------------------------------------------------------------------------
Retail -- 10.7%
    22,500   Autozone Inc.+                                             679,219
    16,300   Bed Bath & Beyond Inc.+                                    802,775
    10,800   Best Buy Co., Inc.+                                        758,700
    21,850   CDW Computers Centers Inc.+                              1,059,725
    14,000   Cintas Corp.                                               666,750
    23,000   Circuit City Stores                                        934,375
    12,200   Comp USA Inc.+                                             226,462
     9,100   Costco Cos, Inc.+                                          508,462
    28,750   Covance Inc.+                                              616,328
     6,858   CVS Corp.                                                  505,778
    12,600   Dayton-Hudson Corp.                                      1,100,138
    11,445   Dollar General Corp.                                       433,479
    14,650   Dollar Tree Stores Inc.+                                   794,762
    13,000   Family Dollar Stores, Inc.                                 442,000
     7,000   The Finish Line, Class A Shares+                           173,250
    33,200   Fred Meyer, Inc.+                                        1,489,850
    15,150   Gap Inc.                                                   779,278
     9,800   General Nutrition Cos.+                                    351,575
     3,600   Home Depot, Inc.                                           250,650
    16,100   Jones Apparel Group Inc.+                                  962,981
    15,200   Kohl's Corp.+                                              627,950
    38,100   Kroger Co.+                                              1,595,438
    17,000   Liz Clairborne Inc.                                        836,188

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Retail -- 10.7% (continued)
     9,500   Lowe's Co., Inc.                                      $    664,406
    19,650   The Mens Warehouse Inc.+                                   827,756
    21,300   Michaels Stores, Inc.+                                     644,324
    17,600   Nautica Enterprises Inc.+                                  437,800
     4,300   North Face Inc.+                                            96,481
    13,400   Proffitt's, Inc.+                                          532,650
    32,100   Rexall Sundown Inc.+                                     1,025,194
    38,550   Rite Aid Corp.                                           1,238,419
     9,200   Ross Stores Inc.                                           426,075
    10,000   St. John Knits Inc.                                        446,250
    11,000   Tiffany & Co.                                              500,500
    20,600   TJX Cos., Inc.                                             911,550
    19,500   Tommy Hilfiger Corp.+                                    1,189,500
     8,200   Williams-Sonoma Inc.+                                      450,488
    13,075   Wolverine Worldwide Inc.                                   377,541
--------------------------------------------------------------------------------
                                                                     26,365,047
--------------------------------------------------------------------------------
Telecommunications -- 3.6%
    11,900   ADC Telecommunications Inc.+                               356,256
    17,300   Airtouch Communications, Inc.+                             919,063
    19,400   Billing Information Concepts Corp.+                        543,200
    21,200   Brightpoint Inc.+                                          413,400
     7,700   Century Telephone Enterprises, Inc.                        327,731
    16,200   Cincinnati Bell Inc.                                       619,650
     7,400   Clear Channel Communications, Inc.+                        697,450
    23,200   Comcast Corp., Class A Shares                              830,850
    10,200   Jacor Communications Inc.+                                 580,125
    14,800   Nextel Communications, Inc.+                               424,575
     3,500   Remec Inc.+                                                 87,062
    25,000   Tellabs Inc.+                                            1,771,875
    40,800   Varco International Inc.+                                1,254,600
--------------------------------------------------------------------------------
                                                                      8,825,837
--------------------------------------------------------------------------------
Telecommunications Equipment -- 1.0%
    12,000   Andrews Corp.+                                             274,500
    18,700   Aspect Telecommunications Corp.+                           537,624
     8,500   ECI Telecommunications Ltd.                                259,250
     8,700   General Instrument Corp.+                                  195,206
    16,400   Nokia Corp. ADR                                          1,096,750
--------------------------------------------------------------------------------
                                                                      2,363,330
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.4%
     7,500   Airnet Systems Inc.+                                       202,500
    16,500   Kansas City Southern Industries, Inc.                      745,594
--------------------------------------------------------------------------------
                                                                        948,094
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

================================================================================
Schedule of Investments (unaudited)(continued)                    April 30, 1998
================================================================================

  SHARES                           SECURITY                            VALUE
================================================================================
Utilities -- 0.5%
    24,000   AES Corp.                                             $  1,324,500
--------------------------------------------------------------------------------
Waste Management -- 1.1%
    15,300   US Filter Corp.+                                           499,163
    44,477   U.S.A. Waste Service Inc.+                               2,182,153
--------------------------------------------------------------------------------
                                                                      2,681,316
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $164,050,428)                                 220,226,151
================================================================================
   FACE
  AMOUNT                           SECURITY                            VALUE
================================================================================
CONVERTIBLE BOND -- 0.1%
 $ 150,000   EMC Corp., 3.250% due 3/15/02
             (Cost -- $203,143)                                         317,625
================================================================================

SHORT-TERM INVESTMENT -- 10.3%
25,415,000   Farmer Mac Discount Note, 5.450% due 4/30/98
             (Cost -- $25,415,000)                                   25,415,000
================================================================================

             TOTAL INVESTMENTS -- 100%
             (Cost -- $189,668,571*)                               $245,958,776
================================================================================

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                   April 30, 1998
================================================================================

ASSETS:
  Investments, at value (Cost-- $189,668,571)                     $ 245,958,776
  Cash                                                                   17,599
  Dividends and interest receivable                                      30,006
-------------------------------------------------------------------------------
  Total Assets                                                      246,006,381
-------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                               170,516
  Accrued expenses                                                       40,674
-------------------------------------------------------------------------------
  Total Liabilities                                                     211,190
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 245,795,191
===============================================================================
NET ASSETS:
  Par value of capital shares                                     $         176
  Capital paid in excess of par value                               191,148,628
  Undistributed net investment income                                   263,220
  Accumulated net realized loss on security transactions
    and futures contracts                                            (1,907,038)
  Net unrealized appreciation of investments                         56,290,205
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 245,795,191
===============================================================================
Shares Outstanding                                                   17,563,382
-------------------------------------------------------------------------------
Net Asset Value                                                          $13.99
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

================================================================================
Statement of Operations (unaudited)                               April 30, 1998
================================================================================

INVESTMENT INCOME:
  Interest                                                         $    569,328
  Dividends                                                             273,890
-------------------------------------------------------------------------------
  Total Investment Income                                               843,218
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              857,665
  Audit and legal fees                                                   10,087
  Custody                                                                 9,421
  Shareholder communications                                              9,160
  Directors' fees                                                         6,125
  Shareholder and system servicing fees                                   4,145
  Other                                                                   6,354
-------------------------------------------------------------------------------
  Total Expenses                                                        902,957
-------------------------------------------------------------------------------
Net Investment Loss                                                     (59,739)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
  Realized Loss From:
    Security transactions (excluding short-term securities)            (387,933)
    Futures contracts                                                  (129,027)
-------------------------------------------------------------------------------
  Net Realized Loss                                                    (516,960)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                              32,885,817
    End of period                                                    56,290,205
-------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            23,404,388
-------------------------------------------------------------------------------
Net Gain on Investments and Future Contracts                         22,887,428
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 22,827,689
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended April 30, 1998 (unaudited) and the Year Ended October 31, 1997

                                                          1998             1997
===================================================================================
OPERATIONS:
  Net investment income (loss)                       $     (59,739)   $     323,723
  Net realized gain (loss)                                (516,960)       2,801,386
  Increase in net unrealized appreciation               23,404,388       22,640,331
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                22,827,689       25,765,440
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         --         (128,125)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               --         (128,125)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      23,157,097       66,474,952
  Net asset value of shares issued
    for reinvestment of shares                                  --          128,125
  Cost of shares reacquired                             (3,035,189)      (2,299,468)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                             20,121,908       64,303,609
-----------------------------------------------------------------------------------
Increase in Net Assets                                  42,949,597       89,940,924

NET ASSETS:
  Beginning of period                                  202,845,594      112,904,670
-----------------------------------------------------------------------------------
  End of period*                                     $ 245,795,191    $ 202,845,594
===================================================================================
* Includes undistributed net investment income of:        $263,220         $322,959
===================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The AIM Capital Appreciation Portfolio ("Portfolio") is a separate investment portfolio of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this portfolio and twelve other separate investment portfolios: Smith Barney Large Cap Value (formerly known as Smith Barney Income and Growth), Alliance Growth, Van Kampen American Capital Enterprise, Smith Barney International Equity, Smith Barney Pacific Basin, TBC Managed Income, Putnam Diversified Income, GT Global Strategic Income, Smith Barney High Income, MFS Total Return, Smith Barney Large Capitalization Growth and Smith Barney Money Market Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports.

The significant accounting policies followed by the Portfolio are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) the accounting records of the Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Transactions with Affiliated Persons

Travelers Investment Adviser, Inc. ("TIA"), acts as investment manager of the Fund. The Portfolio pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets. This fee is calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such service at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has entered into a sub-administrative services agreement with Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). TIA pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions.

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $76,193,863
--------------------------------------------------------------------------------
Sales                                                                66,846,231
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $59,865,742
Gross unrealized depreciation                                        (3,575,537)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $56,290,205
================================================================================


4.   Capital Loss Carryforward

At October 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $939,000 of capital loss carryforwards available to offset any future capital gains, expiring October 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

5.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 1998, the Porfolio had no securities on loan.

6.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, the Portfolio had no open futures contracts.

7.   Options Contracts

When a Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended April 30, 1998, the Portfolio did not write any covered call options.

8.   Capital Shares

At April 30, 1998, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of the Portfolio were as follows:

                                       Six Months Ended          Year Ended
                                        April 30, 1998        October 31, 1997
================================================================================
Shares sold                               1,820,032              5,684,968
Shares issued on reinvestment                    --                 11,595
Shares redeemed                            (247,909)              (196,083)
--------------------------------------------------------------------------------
Net Increase                              1,572,123              5,500,480
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

================================================================================
Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

                                                     1998(1)           1997              1996(2)           1995(2)(3)
=====================================================================================================================
Net Asset Value, Beginning of Period                  $12.68            $10.76            $10.00               $10.00
---------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (loss)(4)                      (0.01)             0.02              0.02                 0.02
  Net realized and unrealized gain (loss)               1.32              1.91              0.75                (0.02)
---------------------------------------------------------------------------------------------------------------------
Total Income From Operations                            1.31              1.93              0.77                   --
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                   --             (0.01)            (0.01)                  --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                       --             (0.01)            (0.01)                  --
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $13.99            $12.68            $10.76               $10.00
---------------------------------------------------------------------------------------------------------------------
Total Return                                           10.33%++          17.96%             7.71%                0.00%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                    $245,795          $202,846          $112,905               $8,083
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                           0.84%+            0.85%             0.96%                1.00%+
  Net investment income (loss)                         (0.06)+            0.20              0.22                 4.07+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   34%               56%               44%                   6%
---------------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                          $0.01             $0.06             $0.06                $0.06
=====================================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(4) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.03 and the expense ratio would have been 5.95% (annualized).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                     Shares Voted      Percentage    Shares Voted        Percentage
Name of Directors         For         Shares Voted      Against        Shares Voted
=====================================================================================
Victor K. Atkins    231,059,252.884       97.271%     6,481,382.874         2.729%
Abraham E. Cohen    231,294,945.547       97.371      6,245,690.211         2.629
Robert A. Frankel   230,999,179.846       97.246      6,541,455.912         2.754
Rainer Greeven      231,468,718.650       97.444      6,071,917.108         2.556
Susan M. Heilbron   231,485,321.942       97.451      6,055,313.816         2.549
Heath B. McLendon   231,463,894.239       97.442      6,076,741.519         2.558
James M. Shuart     231,410,828.580       97.419      6,129,807.178         2.581
=====================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Porfolios in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
  M Underwriting of Securities                                        Approved
--------------------------------------------------------------------------------
  M Lending by the Fund                                               Approved
--------------------------------------------------------------------------------
  M Real Estate                                                       Approved
--------------------------------------------------------------------------------
  R Exercising Control or Management                                  Approved
--------------------------------------------------------------------------------
  R Investments in Oil, Gas and Mineral Exploration                   Approved
--------------------------------------------------------------------------------
  M Industry Concentration                                            Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Porfolio on all proposals.

                Percentage                Percentage                 Percentage
  Shares Voted   of Shares  Shares Voted   of Shares     Shares       of Shares
       For         Voted       Against       Voted     Abstaining     Abstained
================================================================================
 15,017,101.264   91.264%    261,443.305    1.589%    1,175,949.412    7.147%
================================================================================

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

Travelers Series                                                    SMITH BARNEY
Fund Inc.                                                           ------------
                                                A Member of TravelersGroup[LOGO]


Directors                               Investment Manager
Victor K. Atkins                        Travelers Investment Adviser, Inc.
A.E. Cohen
Robert A. Frankel                       Distributor
Rainer Greeven                          Smith Barney Inc.
Susan M. Heilbron
Heath B. McLendon, Chairman             Custodian
James M. Shuart                         PNC Bank, N.A.

Officers                                Annuity Administration
Heath B. McLendon                       Travelers Annuity Investor Services
President and                           5 State House Square
Chief Executive Officer                 1 Tower Square
                                        Hartford, CT 06183
Lewis E. Daidone
Senior Vice President
and Treasurer                           This report is submitted for the general
                                        information of the shareholders of the
Thomas M. Reynolds                      Travelers Series Fund Inc. -- AIM
Controller                              Capital Appreciation Portfolio. It is
                                        not authorized for distribution to
Christina T. Sydor                      prospective investors unless accompanied
Secretary                               or preceded by a current Prospectus for
                                        the Portfolio, which contains
                                        information concerning the Portfolio's
                                        investment policies and expenses as well as other pertinent information.


                                        Travelers Series Fund Inc.
                                        388 Greenwich Street
                                        New York, New York 10013


IN0806 6/98